                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180
                               SEPTEMBER 23, 2002
                       (AS SUPPLEMENTED JANUARY 16, 2003)

                                ING EQUITY TRUST
                             ING Biotechnology Fund
                              ING Convertible Fund
                            ING Equity and Bond Fund
                           ING Financial Services Fund
                          ING Growth Opportunities Fund
                            ING LargeCap Growth Fund
                          ING Large Company Value Fund
                          ING MidCap Opportunities Fund
                              ING MidCap Value Fund
                              ING Real Estate Fund
                        ING Research Enhanced Index Fund
                         ING SmallCap Opportunities Fund
                             ING SmallCap Value Fund
                          ING Tax Efficient Equity Fund

                           ING INVESTMENT FUNDS, INC.
                                ING MagnaCap Fund

                               ING MAYFLOWER TRUST
                             ING Growth + Value Fund

         This Statement of Additional Information ("SAI") relates to each series listed above (each a "Fund" and collectively, the "ING Funds") of each investment company listed above (each a "Company"). A Prospectus or Prospectuses (the "Prospectus") for the ING Funds, dated September 23, 2002, which provide the basic information you should know before investing in the ING Funds, may be obtained without charge from the ING Funds or the ING Funds' principal underwriter, ING Funds Distributor, LLC, at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectuses noted above, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the ING Funds' Annual Reports dated May 31, 2002, are incorporated herein by reference. Copies of each ING Fund's Prospectus and Annual or Semi-Annual Reports may be obtained without charge by contacting the ING Funds at the address and phone number written above.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
HISTORY OF THE ING FUNDS....................................................................................     1


MANAGEMENT OF THE ING FUNDS.................................................................................     5


INVESTMENT ADVISER FEES.....................................................................................    36


EXPENSE LIMITATION AGREEMENTS...............................................................................    45


RULE 12B-1 PLANS............................................................................................    49


CODE OF ETHICS..............................................................................................    55


SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS......................................................    56


INVESTMENT RESTRICTIONS.....................................................................................   105


PORTFOLIO TRANSACTIONS......................................................................................   123


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................................................   128


DETERMINATION OF SHARE PRICE................................................................................   135


SHAREHOLDER INFORMATION.....................................................................................   138


SHAREHOLDER SERVICES AND PRIVILEGES.........................................................................   138


DISTRIBUTIONS...............................................................................................   141


TAX CONSIDERATIONS..........................................................................................   141


CALCULATION OF PERFORMANCE DATA.............................................................................   149


PERFORMANCE COMPARISONS.....................................................................................   152


GENERAL INFORMATION.........................................................................................   157


FINANCIAL STATEMENTS........................................................................................   159

                            HISTORY OF THE ING FUNDS

         On December 17, 2001, the Boards of Directors/Trustees of each of various ING Funds approved plans of reorganization which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and to align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization only resulted in a change in corporate form of some of the ING Funds, with no change in the substance or investment aspects of the ING Funds. The Reorganization was consummated to align the ING Funds' corporate structures and expedite the Funds' required filings with the SEC. Shareholders of ING Growth + Value Fund ("Growth + Value Fund") and ING MagnaCap Fund ("MagnaCap Fund") did not approve the Reorganization; therefore those Funds are remain part of ING Mayflower Trust ("Mayflower Trust") and ING Investment Funds, Inc. ("Investment Funds"), respectively.

         As a result of the Reorganization, the following ING Funds reorganized into series of ING Equity Trust: ING Convertible Fund ("Convertible Fund"), ING Equity and Bond Fund ("Equity and Bond Fund"), ING Financial Services Fund ("Financial Services Fund"); ING Growth Opportunities Fund ("Growth Opportunities Fund"), ING LargeCap Growth Fund ("LargeCap Growth Fund"), ING Large Company Value Fund ("Large Company Value Fund"), ING Research Enhanced Index Fund ("Research Enhanced Index Fund"), ING SmallCap Opportunities Fund ("SmallCap Opportunities Fund"), and ING Tax Efficient Equity Fund ("Tax Efficient Equity Fund") (collectively, the "Reorganizing Funds"). In this regard, the Board approved the creation of a new series of ING Equity Trust to serve as "shells" (the "Shell Funds") into which the Reorganized Funds were reorganized. The plans of reorganization provided for, among other things, the transfer of the assets and liabilities of the Reorganizing Funds to the Shell Funds. Prior to September 2, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to September 2, 2002 are the financial highlights of the Reorganizing Fund. ING Biotechnology Fund ("Biotechnology Fund"); ING MidCap Opportunities Fund ("MidCap Opportunities"); ING MidCap Value Fund ("MidCap Value"); and ING SmallCap Value Fund ("SmallCap Value") were originally organized as series of ING Equity Trust, and were not involved in the Reorganization.

ING EQUITY TRUST

         ING Equity Trust is a Massachusetts business trust registered as an open-end management investment company. Equity Trust was organized in June of 1998. On November 1, 1999, the name of Equity Trust was changed from the "Northstar Equity Trust" to "Pilgrim Equity Trust" and the name of MidCap Opportunities Fund was changed from "Northstar Mid-Cap Growth Fund" to "Pilgrim MidCap Opportunities Fund." On March 1, 2002, the name of Equity Trust was changed from "Pilgrim Equity Trust," and the name of MidCap Opportunities Fund was changed from "Pilgrim MidCap Opportunities Fund."

         ING REAL ESTATE FUND. Prior to November 4, 2002, the ING Real Estate Fund ("Real Estate Fund") was organized as a series of The Advisors' Inner Circle Fund, a Massachusetts business trust registered as an open-end management investment company. The Advisors' Inner Circle Fund was established on July 18, 1991. At a shareholder meeting held on October 30, 2002, the shareholders of the Real Estate Fund approved the Reorganization of the Fund into a series of Equity Trust, at which time the Fund's name was changed from "CRA Realty Shares Portfolio."

ING INVESTMENT FUNDS, INC.

         ING Investment Funds, Inc. ("Investment Funds") is a Maryland corporation registered as an open-end management investment company. Investment Funds was organized in July 1969. Investment Funds currently consists of one separate diversified investment fund, the ING MagnaCap Fund ("MagnaCap Fund").

         On July 14, 1995, the name of Investments Funds was changed from "Pilgrim Investment Funds, Inc." to "Pilgrim America Investment Funds, Inc.," MagnaCap Fund's name was changed from "Pilgrim MagnaCap Fund" to "Pilgrim America MagnaCap Fund." On November 16, 1998, the name of Investment Funds changed to "Pilgrim Investment Funds, Inc.," and the name of MagnaCap Fund changed to "Pilgrim MagnaCap Fund." On March 1, 2002, the name of Investment Funds was changed from "Pilgrim Investment Funds, Inc." and the name of MagnaCap Fund was changed from "Pilgrim MagnaCap Fund."

ING MAYFLOWER TRUST

         ING Mayflower Trust ("Mayflower Trust") is a Massachusetts business trust registered as an open-end management investment company. Mayflower Trust currently consists of two separate diversified investment funds, one of which is discussed in this SAI. Mayflower Trust was organized in 1993. Growth + Value Fund was organized in 1996.

         On November 1, 1999, the name of Mayflower Trust was changed from "Northstar Trust" (formerly Northstar Advantage Trust) to "Pilgrim Mayflower Trust," and the name of the "Northstar Growth + Value Fund" was changed to "Pilgrim Growth + Value Fund." On March 1, 2002, the name of Mayflower Trust was changed from "Pilgrim Mayflower Trust," and the name of Growth + Value Fund was changed from "Pilgrim Growth + Value Fund."

Set forth below is information about the Funds prior to the approval of the Reorganization.

         FINANCIAL SERVICES FUND. Prior to the Reorganization, Financial Services Fund was the sole series of ING Financial Services Fund, Inc. ING Financial Services Fund, Inc. was a Maryland corporation registered as an open-end management investment company. ING Financial Services Fund, Inc. was organized in November 1985 and changed its name from "Pilgrim Regional BankShares" to "Pilgrim America Bank and Thrift Fund" in April, 1996. ING Financial Services Fund, Inc. operated as a closed-end fund prior to October 17, 1997. On October 16, 1997, shareholders approved open-ending the Fund, and since October 17, 1997, the Fund has operated as an open-end fund. On November 16, 1998, the name of the Fund was changed to "Pilgrim Bank and Thrift Fund" On May 22, 2001, the name of the Fund was changed from "Pilgrim Bank and Thrift Fund" to "Pilgrim Financial Services Fund" On March 1, 2002, the name of ING Financial Services Fund was changed from "Pilgrim Financial Services Fund."

         TAX EFFICIENT EQUITY FUND. Prior to the Reorganization, Tax Efficient Equity Fund was a series of ING Funds Trust ("Funds Trust"). Funds Trust is a Delaware business trust registered as an open-end management investment company. Funds Trust was organized on July 30, 1998. On February 28, 2001, the name of "ING Tax Efficient Equity Fund" was changed to "Pilgrim Tax Efficient Equity Fund." On March 1, 2002, the name of Funds Trust was changed from "Pilgrim Funds Trust" and the name of the Tax-Efficient Equity Fund was changed from "Pilgrim Tax Efficient Equity Fund."

         GROWTH OPPORTUNITIES FUND. Prior to the Reorganization, Growth Opportunities Fund was the sole series of ING Growth Opportunities Fund, a Massachusetts business trust registered as an open-end management investment company. The Fund was organized in 1986. On November 1, 1999, the name of Growth Opportunities Fund was changed from "Northstar Growth Fund" (formerly Advantage Growth Fund) to "Pilgrim Growth Opportunities Fund." On March 1, 2002, the name of the Fund was changed from "Pilgrim Growth Opportunities Fund."

         LARGE COMPANY VALUE FUND. Prior to the Reorganization, Large Company Value Fund was the sole series of ING Large Company Value Fund, Inc., a Maryland corporation registered as an open-end, diversified management investment company. ING Large Company Value Fund was organized in April 1991. On July 26, 2000, the name of Large Company Value Fund was changed from "Lexington Growth and

Income Fund" to "Pilgrim Growth and Income Fund." On March 1, 2002, the name of Large Company Value Fund was changed from "Pilgrim Growth and Income Fund."

         RESEARCH ENHANCED INDEX FUND. Prior to the Reorganization, Research Enhanced Index Fund was a series of Mayflower Trust. As discussed above, Mayflower Trust is a Massachusetts business trust registered as an open-end management investment company. Research Enhanced Index Fund was organized in 1998. On November 1, 1999, the name of Research Enhanced Index Fund changed from "Northstar Research Enhanced Index Fund" to "Pilgrim Research Enhanced Index Fund." On March 1, 2002, the name of Research Enhanced Index Fund was changed from "Pilgrim Research Enhanced Index Fund" to "ING Research Enhanced Index Fund."

         CONVERTIBLE, EQUITY AND BOND, AND LARGECAP GROWTH FUNDS. Prior to the Reorganization, Convertible Fund, Equity and Bond Fund, and LargeCap Growth Funds were series of ING Mutual Funds ("Mutual Funds"). Mutual Funds is a Delaware business trust registered as an open-end management investment company. Mutual Funds was organized in 1992. Prior to a reorganization of Mutual Funds, which became effective on July 24, 1998, Mutual Funds offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust (the "Master Trust"). The transaction eliminated this two-tiered "master-feeder" structure.

         On March 15, 1999, the names of the series, which were formerly part of Mutual Funds were changed as follows:

Old Name                                         New Name
--------                                         --------
Nicholas-Applegate Large Cap Growth Fund         Pilgrim Large Cap Growth Fund

Nicholas-Applegate Convertible Fund              Pilgrim Convertible Fund
Nicholas-Applegate Balanced Growth Fund          Pilgrim Balanced Fund

         On May 24, 1999, the names of the following Funds were changed as follows:

Old Name                                  New Name
--------                                  --------
Pilgrim Large Cap Growth Fund             Pilgrim LargeCap Growth Fund

         On March 1, 2002, the names of the series that were formerly part of Mutual Funds were changed as follows:

Old Name                                   New Name
--------                                   --------
Pilgrim LargeCap Growth Fund               ING LargeCap Growth Fund
Pilgrim Convertible Fund                   ING Convertible Fund
Pilgrim Balanced Fund                      ING Equity and Income Fund

         On September 23, 2002, the name of Equity and Bond Fund was changed from "ING Equity and Income Fund."

         SMALLCAP OPPORTUNITIES FUND. Prior to the Reorganization, SmallCap Opportunities Fund was the sole series of ING SmallCap Opportunities Fund, a Massachusetts business trust registered as an open-end management investment company. SmallCap Opportunities Fund was organized in 1986. On November 1, 1999, the name of SmallCap Opportunities Fund was changed from "Northstar Special Fund" (formerly Advantage Special Fund) to "Pilgrim SmallCap Opportunities Fund." On March 1, 2002, the name of SmallCap Opportunities Fund was changed from "Pilgrim SmallCap Opportunities Fund."

                          MANAGEMENT OF THE ING FUNDS

MANAGEMENT OF THE ING FUNDS

Set forth in the table below is information about each Director/Trustee of the ING Funds.

                                                TERM OF                                      NUMBER OF
                                              OFFICE AND                                   PORTFOLIOS IN
                                               LENGTH OF                                   FUND COMPLEX     OTHER DIRECTORSHIPS
                             POSITION(S)        TIME          PRINCIPAL OCCUPATION(S)       OVERSEEN BY           HELD BY
  NAME, ADDRESS AND AGE    HELD WITH FUND      SERVED(1)      DURING THE PAST 5 YEARS     DIRECTOR/TRUSTEE    DIRECTOR/TRUSTEE
INDEPENDENT
DIRECTORS/TRUSTEES

PAUL S. DOHERTY            Director/Trustee  October 1999  Mr. Doherty is President and         102         Mr. Doherty is a
7337 E. Doubletree Ranch                     to Present    Partner, Doherty, Wallace,                       Trustee of the GCG
Rd.                                                        Pillsbury and Murphy, P.C.,                      Trust (February
Scottsdale, Arizona 85258                                  Attorneys (1996 - Present);                      2002 to present).
Date of Birth:                                             Director, Tambrands, Inc.
04/28/1934                                                 (1993 - 1998); and Trustee
                                                           of each of the funds
                                                           managed by Northstar
                                                           Investment Management
                                                           Corporation (1993 -
                                                           1999).

J. MICHAEL EARLEY          Director/Trustee  February      President and Chief                  102         Mr. Earley is a
7337 E. Doubletree Ranch                     2002 to       Executive Officer of Bankers                     Trustee of the GCG
Rd.                                          Present       Trust Company, N.A. (1992 to                     Trust (1997 to
Scottsdale, Arizona 85258                                  present).                                        present).
Date of Birth:
05/02/1945

R. BARBARA GITENSTEIN      Director/Trustee  February      President of the College of          102         Dr. Gitenstein is a
7337 E. Doubletree Ranch                     2002 to       New Jersey (1999 to                              Trustee of the GCG
Rd.                                          Present       present); Executive Vice                         Trust (1997 to
Scottsdale, Arizona 85258                                  President and Provost at                         present).
Date of Birth:                                             Drake University (1992 to
02/18/1948                                                 1998).

WALTER H. MAY              Director/Trustee  October 1999  Retired.  Mr. May was                102         Mr. May is a
7337 E. Doubletree Ranch                     to Present    formerly Managing Director                       Trustee the GCG
Rd.                                                        and Director of Marketing                        Trust (February
Scottsdale, Arizona 85258                                  for Piper Jaffray, Inc., an                      2002 to present)
Date of Birth:                                             investment                                       and the Best Prep
12/21/1936                                                 banking/underwriting firm.                       Charity (1991 to
                                                           Mr. May was formerly a                           present).
                                                           Trustee of each


(1) Directors/Trustees serve until their successors are duly elected and qualified.

                                                TERM OF                                      NUMBER OF
                                              OFFICE AND                                   PORTFOLIOS IN
                                               LENGTH OF                                   FUND COMPLEX     OTHER DIRECTORSHIPS
                             POSITION(S)        TIME          PRINCIPAL OCCUPATION(S)       OVERSEEN BY           HELD BY
  NAME, ADDRESS AND AGE    HELD WITH FUND      SERVED(1)      DURING THE PAST 5 YEARS     DIRECTOR/TRUSTEE    DIRECTOR/TRUSTEE

                                                           of
                                                           the funds managed by
                                                           Northstar Investment
                                                           Management
                                                           Corporation (1996 to
                                                           1999).

JOCK PATTON                Director/Trustee  August 1995   Private Investor.  Mr.               102         Mr. Patton is a
7337 E. Doubletree Ranch                     to Present    Patton was formerly a                            Trustee of the GCG
Rd.                                                        Director and Chief Executive                     Trust (February
Scottsdale, Arizona 85258                                  Officer of Rainbow                               2002 to present).
Date of Birth:                                             Multimedia Group, Inc.                           He is also Director
12/11/1945                                                 (January 1999 to December                        of Hypercom, Inc.
                                                           2001); Director of Stuart                        and JDA Software
                                                           Entertainment, Inc.;                             Group, Inc.
                                                           Director of Artisoft, Inc.                       (January 1999 to
                                                           (1994 to 1998); President                        present); National
                                                           and co-owner of StockVal,                        Airlines, Inc.; and
                                                           Inc. (November 1992 to June                      BG Associates, Inc.
                                                           1997) and a Partner and
                                                           Director of the law firm of
                                                           Streich, Lang P.A. (1972 to
                                                           1993).

DAVID W.C. PUTNAM          Director/Trustee  October 1999  President and Director of            102         Mr. Putnam is a
7337 E. Doubletree Ranch                     to Present    F.L. Putnam Securities                           Trustee of the GCG
Rd.                                                        Company, Inc. and its                            Trust (February
Scottsdale, Arizona 85258                                  affiliates.  Mr. Putnam is                       2002 to present).
Date of Birth:                                             also President, Secretary                        He is also a
10/08/1939                                                 and Trustee of The                               Director of F.L.
                                                           Principled Equity Market                         Putnam Securities
                                                           Fund.  Mr. Putnam was                            Company, Inc. (June
                                                           formerly a Director/Trustee                      1978 to present);
                                                           of Trust Realty Corp.,                           F.L. Putnam
                                                           Anchor Investment Trust, Bow                     Investment
                                                           Ridge Mining Co., and each                       Management Company
                                                           of the funds managed by                          (December 2001 to
                                                           Northstar Investment                             present); Asian
                                                           Management Corporation (1994                     American Bank and
                                                           to 1999).                                        Trust Company (June
                                                                                                            1992 to present); and
                                                                                                            Notre Dame Health Care
                                                                                                            Center (1991 to
                                                                                                            present). He is also a
                                                                                                            Trustee of The
                                                                                                            Principled Equity
                                                                                                            Market Fund
                                                                                                            (November 1996 to
                                                                                                            present); Progressive
                                                                                                            Capital Accumulation
                                                                                                            Trust (August 1998 to
                                                                                                            present); Anchor
                                                                                                            International Bond Trust
                                                                                                            (December 2000 to
                                                                                                            present); F.L. Putnam
                                                                                                            Foundation (December
                                                                                                            2000 to present); Mercy
                                                                                                            Endowment Foundation
                                                                                                            (1995 to present); and
                                                                                                            an Honorary Trustee of
                                                                                                            Mercy Hospital (1973
                                                                                                            to present).

                                                TERM OF                                      NUMBER OF
                                              OFFICE AND                                   PORTFOLIOS IN
                                               LENGTH OF                                   FUND COMPLEX     OTHER DIRECTORSHIPS
                             POSITION(S)        TIME          PRINCIPAL OCCUPATION(S)       OVERSEEN BY           HELD BY
  NAME, ADDRESS AND AGE    HELD WITH FUND      SERVED(1)      DURING THE PAST 5 YEARS     DIRECTOR/TRUSTEE    DIRECTOR/TRUSTEE
BLAINE E. RIEKE            Director/Trustee  February      General Partner of                   102         Mr. Rieke is a
7337 E. Doubletree Ranch                     2001 to       Huntington Partners, an                          Director/Trustee of
Rd.                                          Present       investment partnership (1997                     the GCG Trust
Scottsdale, Arizona 85258                                  to present).  Mr. Rieke was                      (February 2002 to
Date of Birth:                                             formerly Chairman and Chief                      present) and the
09/10/1933                                                 Executive Officer of Firstar                     Morgan Chase Trust
                                                           Trust Company (1973 to                           Co. (January 1998
                                                           1996).  Mr. Rieke was                            to present).
                                                           formerly the Chairman of the
                                                           Board and a Trustee of each
                                                           of the funds managed by ING
                                                           Investment Management Co.
                                                           LLC (1998 to 2001).

ROGER B. VINCENT           Director/Trustee  February      President of Spingwell               102         Mr. Vincent is a
7337 E. Doubletree Ranch                     2002 to       Corporation, a corporate                         Trustee of the GCG
Rd.                                          Present       advisory firm (1989 to                           Trust (1994 to
Scottsdale, Arizona 85258                                  present).  Mr. Vincent was                       present).  Mr.
Date of Birth:                                             formerly a Director of                           Vincent also is a
08/26/1945                                                 Tatham Offshore, Inc. (1996                      Director of
                                                           to 2000) and Petrolane, Inc.                     AmeriGas Propane,
                                                           (1993 to 1995).                                  Inc. (1998 to
                                                                                                            present).

RICHARD A. WEDEMEYER       Director/Trustee  February      Vice President - Finance and         102         Mr. Wedemeyer is a
7337 E. Doubletree Ranch                     2001 to       Administration - of the                          Trustee of the GCG
Rd.                                          Present       Channel Corporation, an                          Trust (February
Scottsdale, Arizona 85258                                  importer of specialty alloy                      2002 to present)
Date of Birth:                                             aluminum products (1996 to                       and Touchstone
03/23/1936                                                 present).  Mr. Wedemeyer was                     Consulting Group
                                                           formerly Vice President -                        (1997 to present).
                                                           Finance and Administration -
                                                           of Performance Advantage,
                                                           Inc., a provider of training
                                                           and consultation services
                                                           (1992 to 1996) and Vice
                                                           President, Operations and
                                                           Administration, of Jim
                                                           Henson Productions (1979 to
                                                           1997).  Mr. Wedemeyer was
                                                           formerly a Trustee of First
                                                           Choice Funds (1997 to
                                                           2001).  Mr. Wedemeyer was
                                                           also a Trustee of each of
                                                           the funds managed by ING
                                                           Investment Management Co.
                                                           LLC (1998 to 2001).

DIRECTORS/TRUSTEES WHO
ARE "INTERESTED PERSONS"

R. GLENN HILLIARD(2)       Director/Trustee  February      Chairman and CEO of ING              106         Mr. Hilliard is a
ING Americas                                 2002 to       Americas and a member of its                     Trustee of the GCG
5780 Powers Ferry Road,                      Present       Americas Executive Committee                     Trust (February
NW Atlanta, GA 30327                                       (1999 to present). Mr.                           2002 to present).
                                                           Hilliard was formerly                            Mr. Hilliard also
                                                           Chairman and CEO of ING                          serves as a




(2) Mr. Hilliard is an "interested person," as defined by the Investment Company Act of 1940, as amended ("1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.

                                                TERM OF                                      NUMBER OF
                                              OFFICE AND                                   PORTFOLIOS IN
                                               LENGTH OF                                   FUND COMPLEX     OTHER DIRECTORSHIPS
                             POSITION(S)        TIME          PRINCIPAL OCCUPATION(S)       OVERSEEN BY           HELD BY
  NAME, ADDRESS AND AGE    HELD WITH FUND      SERVED(1)      DURING THE PAST 5 YEARS     DIRECTOR/TRUSTEE    DIRECTOR/TRUSTEE
Date of Birth: 01/18/1943                                  North America,                                   member of the Board of
                                                           encompassing the U.S., Mexico                    Directors of the
                                                           and Canada regions(                              Clemson University
                                                           1994 to 1999)                                    Foundation, the Board of
                                                                                                            Councilors for the
                                                                                                            Carter Center, a Trustee
                                                                                                            of the Woodruff Arts
                                                                                                            Center and sits on the
                                                                                                            Board of Directors for
                                                                                                            the High Museum of Art.

THOMAS J. MCINERNEY(3)     Director/Trustee  February      Chief Executive Officer, ING         154         Mr. McInerney
7337 E. Doubletree Ranch                     2001 to       U.S. Financial Services                          serves as
Rd.                                          Present       (September 2001 to present)                      Director/Trustee of
Scottsdale, Arizona 85258                                  and a member of ING                              the GCG Trust
Date of Birth:                                             Americas' Executive                              (February 2002 to
05/05/1956                                                 Committee (2001 to                               present); Aeltus
                                                           present).  Mr. McInerney is                      Investment
                                                           also President, Chief                            Management, Inc.
                                                           Executive Officer and                            (1997 to present);
                                                           Director of Northern Life                        each of the Aetna
                                                           Insurance Company (2001 to                       Funds (April 2002
                                                           present); and President and                      to present);
                                                           Director of Aetna Life                           Ameribest Life
                                                           Insurance and Annuity                            Insurance Co. (2001
                                                           Company (1997 to present),                       to present);
                                                           Aetna Retirement Holdings,                       Equitable Life
                                                           Inc. (1997 to present),                          Insurance Co. (2001
                                                           Aetna Investment Adviser                         to present); First
                                                           Holding Company (2000 to                         Columbine Life
                                                           present), and Aetna Retail                       Insurance Co. (2001
                                                           Holding Company (2000 to                         to present); Golden
                                                           present).  Mr. McInerney was                     American Life
                                                           formerly General Manager and                     Insurance Co. (2001
                                                           Chief Executive Officer of                       to present); Life
                                                           ING Worksite Division                            Insurance Company
                                                           (December 2000 to October                        of Georgia (2001 to
                                                           2001); President of Aetna                        present);
                                                           Financial Services (August                       Midwestern United
                                                           1997 to December 2000); Head                     Life Insurance Co.
                                                           of National Accounts and                         (2001 to present);
                                                           Core Sales and Marketing for                     ReliaStar Life
                                                           Aetna U.S. Healthcare                            Insurance Co. (2001
                                                                                                            to present);
                                                                                                            Security Life of

(3) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Financial Services, an affiliate of ING Investments, LLC.

                                                TERM OF                                      NUMBER OF
                                              OFFICE AND                                   PORTFOLIOS IN
                                               LENGTH OF                                   FUND COMPLEX     OTHER DIRECTORSHIPS
                             POSITION(S)        TIME          PRINCIPAL OCCUPATION(S)       OVERSEEN BY           HELD BY
  NAME, ADDRESS AND AGE    HELD WITH FUND      SERVED(1)      DURING THE PAST 5 YEARS     DIRECTOR/TRUSTEE    DIRECTOR/TRUSTEE
                                                           (April 1996 to March 1997);                      Denver (2001 to
                                                           Head of Corporate Strategies                     present); Security
                                                           for Aetna Inc. (July                             Connecticut
                                                           1995 to April 1996);                             (2001 to Life present);
                                                           and has held a variety                           Southland
                                                           of line and corporate staff                      Insurance Co. Life
                                                           positions since 1978.                            Insurance Co. (2001
                                                                                                            to present); USG Annuity
                                                                                                            and Life Company (2001
                                                                                                            to present); and United
                                                                                                            Life and Annuity
                                                                                                            Insurance Co. Inc (2001
                                                                                                            to present). Mr.
                                                                                                            McInerney is a member of
                                                                                                            the Board of the
                                                                                                            National Commission on
                                                                                                            Retirement Policy, the
                                                                                                            Governor's Council on
                                                                                                            Economic Competitiveness
                                                                                                            and Technology of
                                                                                                            Connecticut, the Board
                                                                                                            of Directors of the
                                                                                                            Connecticut Business and
                                                                                                            Industry Association,
                                                                                                            the Board of Trustees of
                                                                                                            the Bushnell, the Board
                                                                                                            for the Connecticut
                                                                                                            Forum, and the Board of
                                                                                                            the Metro Hartford
                                                                                                            Chamber of Commerce, and
                                                                                                            is Chairman of
                                                                                                            Concerned Citizens for
                                                                                                            Effective Government.

                                              TERM OF
                                              OFFICE                                          NUMBER OF
                                               AND                                          PORTFOLIOS IN
                                              LENGTH                                        FUND COMPLEX
                            POSITION(S) HELD  OF TIME    PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY      OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE        WITH FUND      SERVED(1)        THE PAST 5 YEARS           DIRECTOR/TRUSTEE  HELD BY DIRECTOR/TRUSTEE
--------------------------  ----------------  ---------  -------------------------------  ----------------  ------------------------
JOHN G. TURNER(4)           Chairman and       October     President, Turner Investment         102         Mr. Turner serves as a
7337 E. Doubletree Ranch    Director/Trustee   1999 to     Company (since January                           member of the Board of
Rd.                                            Present     2002). Mr. Turner was                            the GCG Trust. Mr.
Scottsdale, Arizona 85258                                  formerly Vice Chairman of                        Turner also serves as
Date of Birth:  10/03/1939                                 ING Americas (2000 to 2001);                     Director of the Hormel
                                                           Chairman and Chief Executive                     Foods Corporation (May
                                                           Officer of ReliaStar                             2000 to present); Shopko
                                                           Financial Corp. and                              Stores, Inc. (August
                                                           ReliaStar Life Insurance                         1999 to present); and
                                                           Company (1993 to 2000);                          M.A. Mortenson Co.
                                                           Chairman of ReliaStar United                     (March 2002 to present).
                                                           Services Life Insurance
                                                           Company (1995 to 1998);
                                                           Chairman of ReliaStar Life
                                                           Insurance Company of New
                                                           York (1995 to 2001);
                                                           Chairman of Northern Life
                                                           Insurance Company (1992 to
                                                           2000); Chairman and
                                                           Director/Trustee of the
                                                           Northstar affiliated
                                                           investment companies (1993
                                                           to 2001) and Director,
                                                           Northstar Investment
                                                           Management Corporation and
                                                           its affiliates (1993 to
                                                           1999).

----------
(4) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.

OFFICERS

Information about the ING Funds' officers are set forth in the table below:

                                 POSITIONS HELD WITH      TERM OF OFFICE AND LENGTH            PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE            THE FUND             OF TIME SERVED (1)(2)(3)         DURING THE LAST FIVE YEARS (4)
-----------------------------  ------------------------  ---------------------------  ----------------------------------------------
 JAMES M. HENNESSY             President, Chief          March 2002 to Present        President and Chief Executive Officer of ING
 7337 E. Doubletree Ranch Rd.  Executive Officer and     (for the ING Funds)          Capital Corporation, LLC, ING Funds
 Scottsdale, Arizona 85258     Chief Operating Officer                                Services, LLC, ING Advisors, Inc., ING
 Date of Birth:  04/09/1949                                                           Investments, LLC, Lexington Funds
                               President, Chief          February 2001 to March 2002  Distributor, Inc., Express America T.C. Inc.
                               Executive Officer and     (for the Pilgrim Funds)      and EAMC Liquidation Corp. (since December
                               Chief Operating Officer                                2001); Executive Vice President and Chief
                                                                                      Operating Officer of ING Quantitative
                               Chief Operating Officer   July 2000 to February 2001   Management, Inc. (since October 2001) and
                                                         (for the Pilgrim Funds)      ING Funds Distributor, LLC (since June
                                                                                      2000). Formerly, Senior Executive Vice
                                                                                      President (June 2000 to December 2000) and
                                                                                      Secretary (April 1995 to December 2000) of
                                                                                      ING Capital Corporation, LLC, ING Funds
                                                                                      Services, LLC, ING Investments, LLC, ING
                                                                                      Advisors, Inc., Express America T.C. Inc.,
                                                                                      and EAMC Liquidation Corp.; and Executive
                                                                                      Vice President, ING Capital Corporation, LLC
                                                                                      and its affiliates (May 1998 to June 2000)
                                                                                      and Senior Vice President, ING Capital
                                                                                      Corporation, LLC and its affiliates (April
                                                                                      1995 to April 1998).

 STANLEY D. VYNER              Executive Vice            March 2002 to Present        Executive Vice President of ING Advisors,
 7337 E. Doubletree Ranch Rd.  President                 (for the ING Funds)          Inc. and ING Investments, LLC (since July
 Scottsdale, Arizona 85258                                                            2000) and Chief Investment Officer of the
 Date of Birth:  05/14/1950    Executive Vice President  July 1996 to March 2002      International Portfolios, ING Investments,
                                                         (for the international       LLC (since July 1996). Formerly, President
                                                         portfolios of the Pilgrim    and Chief Executive Officer of ING
                                                         Funds)                       Investments, LLC (August 1996 to August
                                                                                      2000).

 MARY LISANTI                  Executive Vice            March 2002 to Present        Executive Vice President of ING Investments,
 7337 E. Doubletree Ranch Rd.  President                 (for the ING Funds)          LLC and ING Advisors, Inc. (since November
 Scottsdale, Arizona 85258                                                            1999) and of ING Quantitative Management,
 Date of Birth:  08/27/1956                              May 1998 to March 2002       Inc. (since July 2000); Chief Investment
                               Executive Vice            (for the domestic equity     Officer of the Domestic Equity Portfolios,
                               President                 portfolios of the Pilgrim    ING Investments, LLC (since 1999). Formerly,
                                                         Funds)                       Executive Vice President and Chief
                                                                                      Investment Officer for the Domestic Equity
                                                                                      Portfolios of Northstar Investment
                                                                                      Management Corporation, whose name changed
                                                                                      to Pilgrim Advisors, Inc. and subsequently
                                                                                      became part of ING Investments, LLC (May
                                                                                      1998 to October 1999); Portfolio Manager
                                                                                      with Strong Capital Management (May 1996 to
                                                                                      1998); a Managing Director and Head of
                                                                                      Small- and Mid-Capitalization Equity
                                                                                      Strategies at Bankers Trust Corp. (1993 to
                                                                                      1996).

                                 POSITIONS HELD WITH      TERM OF OFFICE AND LENGTH            PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE            THE FUND             OF TIME SERVED (1)(2)(3)         DURING THE LAST FIVE YEARS (4)
-----------------------------  ------------------------  ---------------------------  ----------------------------------------------
 MICHAEL J. ROLAND             Executive Vice            March 2002 to Present        Executive Vice President, Chief Financial
 7337 E. Doubletree Ranch Rd.  President, Assistant      (for the ING Funds)          Officer and Treasurer of ING Funds Services,
 Scottsdale, Arizona 85258     Secretary and                                          LLC, ING Funds Distributor, LLC, ING
 Date of Birth:  05/30/1958    Principal Financial                                    Advisors, Inc., ING Investments, LLC, ING
                               Officer                   June 1998 to March 2002      Quantitative Management, Inc., Lexington
                                                         (for the Pilgrim Funds)      Funds Distributor, Inc., Express America
                               Senior Vice President                                  T.C. Inc. and EAMC Liquidation Corp. (since
                               and Principal                                          December 2001). Formerly, Senior Vice
                               Financial Officer                                      President, ING Funds Services, LLC, ING
                                                                                      Investments, LLC, and ING Funds Distributor,
                                                                                      LLC (June 1998 to December 2001) and Chief
                                                                                      Financial Officer of Endeavor Group (April
                                                                                      1997 to June 1998).

 RALPH G. NORTON III           Senior Vice President     March 2002 to Present        Senior Vice President of ING Investment
 7337 E. Doubletree Ranch Rd.                            (for the ING Funds)          Advisors, Inc. and ING Investments, LLC
 Scottsdale, Arizona 85258                                                            (since October 2001) and Chief Investment
 Date of Birth:  08/31/1959    Senior Vice President     August 2001 to March 2002    Officer of the Fixed Income Portfolios, ING
                                                         (for the fixed income        Investments, LLC (since October 2001).
                                                         portfolios of the Pilgrim    Formerly, Senior Market Strategist, Aeltus
                                                         Funds)                       Investment Management, Inc. (January 2001 to
                                                                                      August 2001) and Chief Investment Officer,
                                                                                      ING Investments, LLC (1990 - January 2001).

 ROBERT S. NAKA                Senior Vice President     March 2002 to Present        Senior Vice President and Assistant
 7337 E. Doubletree Ranch Rd.  and Assistant Secretary   (for the ING Funds)          Secretary of ING Funds Services, LLC, ING
 Scottsdale, Arizona 85258                                                            Funds Distributor, LLC, ING Advisors, Inc.,
 Date of Birth:  06/17/1963    Senior Vice President     November 1999 to March 2002  ING Investments, LLC, ING Quantitative
                               and Assistant             (for the Pilgrim Funds)      Management, Inc. (since October 2001) and
                               Secretary                                              Lexington Funds Distributor, Inc. (since
                                                                                      December 2001). Formerly, Vice President,
                               Assistant Secretary       July 1994 to November 1999   ING Investments, LLC (April 1997 to October
                                                         (for the Pilgrim Funds)      1999), ING Funds Services, LLC (February
                                                                                      1997 to August 1999) and Assistant Vice
                                                                                      President, ING Funds Services, LLC (August
                                                                                      1995 to February 1997).

 ROBYN L. ICHILOV              Vice President and        March 2002 to Present        Vice President of ING Funds Services, LLC
 7337 E. Doubletree Ranch Rd.  Treasurer                 (for the ING Funds)          (since October 2001) and ING Investments,
 Scottsdale, Arizona 85258                                                            LLC (since August 1997); Accounting Manager,
 Date of Birth:  09/25/1967    Vice President and        May 1998 to March 2002       ING Investments, LLC (since November 1995).
                               Treasurer                 (for the Pilgrim Funds)

                               Vice President            November 1997 to May 1998
                                                         (for the Pilgrim Funds)

                                 POSITIONS HELD WITH      TERM OF OFFICE AND LENGTH            PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE            THE FUND             OF TIME SERVED (1)(2)(3)         DURING THE LAST FIVE YEARS (4)
-----------------------------  ------------------------  ---------------------------  ----------------------------------------------
 KIMBERLY A. ANDERSON          Vice President and        March 2002 to Present        Vice President for ING Quantitative
 7337 E. Doubletree Ranch Rd.  Secretary                 (for the ING Funds)          Management, Inc. (since October 2001); Vice
 Scottsdale, Arizona 85258                                                            President and Assistant Secretary of ING
 Date of Birth:  07/25/1964                              February 2001 to March 2002  Funds Services, LLC, ING Funds Distributor,
                                                         (for the Pilgrim Funds)      LLC, ING Advisors, Inc., ING Investments,
                                                                                      LLC (since October 2001) and Lexington Funds
                                                                                      Distributor, Inc. (since December 2001).
                                                                                      Formerly, Assistant Vice President of ING
                                                                                      Funds Services, LLC (November 1999 to
                                                                                      January 2001) and has held various other
                                                                                      positions with ING Funds Services, LLC for
                                                                                      more than the last five years.

 TODD MODIC                     Assistant Vice           March 2002 to Present        Director of Financial Reporting of ING
 7337 E. Doubletree Ranch Rd.   President                (for certain ING Funds)      Investments, LLC (since March 2001).
 Scottsdale, Arizona 85258                                                            Formerly, Director of Financial Reporting,
 Date of Birth:  11/03/1967                              August 2001 to March 2002    Axient Communications, Inc. (May 2000 to
                                                         (for the Pilgrim Funds)      January 2001) and Director of Finance,
                                                                                      Rural/Metro Corporation (March 1995 to May
                                                                                      2000).

 MARIA M. ANDERSON             Assistant Vice            March 2002 to Present        Assistant Vice President of ING Funds
 7337 E. Doubletree Ranch Rd.  President                 (for certain ING Funds)      Services, LLC (since October 2001).
 Scottsdale, Arizona 85258                                                            Formerly, Manager of Fund Accounting and
 Date of Birth:  05/29/1958                              August 2001 to March 2002    Fund Compliance, ING Investments, LLC
                                                         (for the Pilgrim Funds)      (September 1999 to November 2001); Section
                                                                                      Manager of Fund Accounting, Stein Roe Mutual
                                                                                      Funds (July 1998 to August 1999); and
                                                                                      Financial Reporting Analyst, Stein Roe
                                                                                      Mutual Funds (August 1997 to July 1998).

 ROBERT K. KINSEY              Vice President and        March 2002 to Present        Vice President, ING Investments, LLC (since
 7337 E. Doubletree Ranch Rd.  Portfolio Manager         (for certain ING Funds)      March 1999). Formerly, Vice President and
 Scottsdale, Arizona 85258     (Equity and Bond Fund)                                 Fixed Income Portfolio Manager, Federated
 Date of Birth:  12/22/1957                              March 1999 to March 2002     Investors (January 1995 to March 1999);
                                                         (for certain Pilgrim Funds)  Principal and Sub-Adviser, Harris Investment
                                                                                      Management (July 1992 to January 1995).

EDWIN SCHRIVER                Senior Vice President     March 2002 to Present         Senior Vice President (since November 1999)
 7337 E. Doubletree Ranch Rd.  and Senior Portfolio      (for certain ING Funds)      and Senior Portfolio Manager (since October
 Scottsdale, Arizona 85258     Manager (Equity and                                    2001) for ING Investments, LLC. Formerly,
 Date of Birth:  04/01/1945    Bond  and Convertible     November 1999 to March 2002  Senior High Yield Analyst, Dreyfus
                               Funds)                    (for certain Pilgrim Funds)  Corporation (April 1998 to November 1999);
                                                                                      and President of Cresent City Research (July
                                                                                      1993 to April 1998).

 STEVEN RAYNER                 Vice President and        March 2002 to Present        Vice President of ING Investments, LLC
 7337 E. Doubletree Ranch Rd.  Co-Portfolio Manager      (for certain ING Funds)      (since October 2001). Formerly, Assistant
 Scottsdale, Arizona 85258     (Financial Services                                    Vice President, ING Investments, LLC;
 Date of Birth:  07/01/1966    Fund)                     January 2001 to March 2002   (February 1998 to January 2001) and has held
                                                                                      various other positions with ING
                                                                                      Investments, LLC and its predecessors since

                                  POSITIONS HELD WITH      TERM OF OFFICE AND LENGTH              PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS AND AGE              THE FUND              OF TIME SERVED (1)(2)(3)           DURING THE LAST FIVE YEARS (4)
----------------------------  --------------------------  ---------------------------  ---------------------------------------------
                                                          (for certain Pilgrim Funds)  June 1995.
----------------------------  --------------------------  ---------------------------  ---------------------------------------------
ROBERT KLOSS                  Vice President and Co-      March 2002 to Present        Vice President of ING Investments, LLC (since
7337 E. Doubletree Ranch Rd.  Portfolio Manager           (for certain ING Funds)      January 2001) and has held various other
Scottsdale, Arizona 85258     (Financial Services Fund)                                positions with ING Investments, LLC and its
Date of Birth:  11/18/1955                                January 2001 to March 2002   predecessors for the last five years.
                                                          (for certain Pilgrim Funds)
----------------------------  --------------------------  ---------------------------  ---------------------------------------------
THOMAS JACKSON                Senior Vice President and   March 2002 to Present        Senior Vice President, ING Investments, LLC
7337 E. Doubletree Ranch Rd.  Senior Portfolio Manager    (for certain ING Funds)      (since June 2001) and ING Advisors, Inc.
Scottsdale, Arizona 85258     (Large Company Value,                                    (since October 2001); and Senior Portfolio
Date of Birth:  06/21/1945    MagnaCap, Tax Efficient     June 2001 to March 2002      Manager for ING Investments, LLC and ING
                              Equity and Equity and Bond  (for certain Pilgrim Funds)  Advisors, Inc. (since October 2001).
                              Funds)                                                   Formerly, Managing Director, Prudential
                                                                                       Investments (April 1990 to December 2000);
                                                                                       and prior to April 1990, Co-Chief Investment
                                                                                       Officer and Managing Director at Century
                                                                                       Capital Associates and Red Oak Advisors.
----------------------------  --------------------------  ---------------------------  ---------------------------------------------
JEFFREY BERNSTEIN             Senior Vice President and   March 2002 to Present        Senior Vice President (since October 1999) of
7337 E. Doubletree Ranch Rd.  Senior Portfolio Manager    (for certain ING Funds)      ING Investments, LLC and Senior Portfolio
Scottsdale, Arizona 85258     (Growth Opportunities,                                   Manager (since October 2001) for ING
Date of Birth:  11/21/1966    LargeCap Growth, and        June 2000 to March 2002      Advisors, Inc. and ING Investments, LLC.
                              MidCap Opportunities        (for certain Pilgrim Funds)  Formerly, Portfolio Manager, Northstar
                              Funds)                                                   Investment Management Corporation, whose name
                                                                                       changed to Pilgrim Advisors, Inc. and
                                                                                       subsequently became part of ING Investments,
                                                                                       LLC (May 1998 to October 1999); Portfolio
                                                                                       Manager, Strong Capital Management (1997 to
                                                                                       May 1998); and Portfolio Manager, Berkeley
                                                                                       Capital (1995 to 1997).
----------------------------  --------------------------  ---------------------------  ---------------------------------------------
ANDY MITCHELL                 Vice President and Co-      April 2002 to Present        Vice President, ING Investments, LLC (since
7337 E. Doubletree Ranch Rd.  Portfolio Manager           (for certain ING Funds)      July 2000). Formerly, Senior Credit Analyst,
Scottsdale, Arizona 85258     (Convertible Fund)                                       Katonah Capital (March 2000 to July 2000);
Date of Birth:  06/26/1963                                October 2000 to April 2002   Vice President and Senior High Yield Analyst,
                                                          (for certain Pilgrim Funds)  Merrill Lynch Asset Management (March 1998 to
                                                                                       March 2000); and Assistant Vice President and
                                                                                       Senior High Yield Analyst, Schroder Capital
                                                                                       Management (March 1994 to March 1998).
----------------------------  --------------------------  ---------------------------  ---------------------------------------------

                                  POSITIONS HELD WITH      TERM OF OFFICE AND LENGTH              PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS AND AGE              THE FUND              OF TIME SERVED (1)(2)(3)           DURING THE LAST FIVE YEARS (4)
----------------------------  --------------------------  ---------------------------  ---------------------------------------------
JAMES VAIL                    Senior Vice President and   March 2002 to Present        Senior Vice President for ING Investments,
7337 E. Doubletree Ranch Rd.  Portfolio Manager           (for certain ING Funds)      LLC (since June 2001) and Portfolio Manager
Scottsdale, Arizona 85258     (Tax Efficient Equity                                    of ING Investments, LLC and ING Advisors,
Date of Birth:  12/21/1944    Fund)                       June 2001 to March 2002      Inc. (since October 2001).  Formerly, Vice
                                                          (for certain Pilgrim Funds)  President, Lexington Management Corporation
                                                                                       (which was acquired by ING Investments, LLC's
                                                                                       parent company in July 2000) (1991 to 2000);
                                                                                       and has held investment research positions
                                                                                       with Chemical Bank, Oppenheimer & Co., Robert
                                                                                       Fleming, Inc. and Beacon Trust Company, where
                                                                                       he was a Senior Investment Analyst.

(1) The officers ho office until the next annual meeting of the Directors/Trustees and until their successors shall have been elected and qualified.

(2) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds."

(3) On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the fund complex and the name of the fund complex changed to "ING Funds."

(4) The following documents the evolution of the name of each corporate entity referenced in the above biographies:


ING Investments, LLC (March 2002 - name changed from ING Pilgrim Investments,
LLC)

      ING Mutual Funds Management Co., LLC (April 2001 - merged into ING Pilgrim Investments, LLC)

      ING Pilgrim Investments, Inc. (February 2001 - merged into ING Pilgrim Investments, LLC)

      ING Pilgrim Investments, LLC (February 2001 - formed)

      ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim Investments, Inc.)

      Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim Investments, Inc.)

      Pilgrim Investments, Inc. (October 1998 - name changed from Pilgrim America Investments, Inc.)

      Pilgrim America Investments, Inc. (April 1995 - name changed from Newco Advisory Corporation)

      Newco Advisory Corporation (December 1994 - incorporated)

            **Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)

ING Funds Distributor, LLC (October 2002 - Present).

      ING Funds Distributor, Inc (October 2002- merged into ING Funds Distributor, LLC)

      ING Funds Distributor, Inc (March 2002- name changed from ING Pilgrim Securities, Inc.)

      ING Pilgrim Securities, Inc. (September 2000 - name changed from Pilgrim Securities, Inc.)

      Northstar Distributors Inc. (November 1999 - merged into Pilgrim Securities, Inc.)

      Pilgrim Securities, Inc. (October 1998 - name changed from Pilgrim America Securities, Inc.)

      Pilgrim America Securities, Inc. (April 1995 - name changed from Newco Distributors Corporation)

      Newco Distributors Corporation (December 1994  - incorporated)


ING Funds Services, LLC (March 2002 - name changed from ING Pilgrim Group, LLC)

      ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim Group LLC)

      ING Pilgrim Group, LLC (February 2001 - formed)

      ING Pilgrim Group, Inc. (September 2000 - name changed from Pilgrim Group, Inc.)

      Lexington Global Asset Managers, Inc. (July 2000 - merged into Pilgrim Group, Inc.)

      Northstar Administrators, Inc. (November 1999 - merged into Pilgrim Group, Inc.)

      Pilgrim Group, Inc. (October 1998 - name changed from Pilgrim American Group, Inc.)

      Pilgrim America Group, Inc. (April 1995 - name changed from Newco Holdings Management Corporation)

      Newco Holdings Management Corporation (December 1994 - incorporated)


ING Capital Corporation, LLC (March 2002 - name changed from ING Pilgrim Capital Corporation, LLC)

      ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim Capital Corporation, LLC)

      ING Pilgrim Capital Corporation, LLC (February 2001 - formed)

      ING Pilgrim Capital Corporation (September 2000 - name changed from Pilgrim Capital Corporation)

      Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim Holdings Corporation)

      Pilgrim Holdings Corporation (October 1999 - name changed from Northstar Holdings, Inc.)

      Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital Corporation)

      Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim America Capital Corporation)

      Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America Capital Corporation)

      Pilgrim America Capital Corporation (April 1997 - incorporated)

ING Advisors, Inc. (March 2002 - name changed from ING Pilgrim Advisors, Inc.)

      ING Pilgrim Advisors, Inc. (March 2001 - name changed from ING Lexington Management Corporation)

      ING Lexington Management Corporation (October 2000 name changed from Lexington Management Corporation)

      Lexington Management Corporation (December 1996 - incorporated)


ING Quantitative Management, Inc. (March 2002 - name changed from ING Pilgrim Quantitative Management, Inc.)

      ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed from Market Systems Research Advisors)

      Market Systems Research Advisors, Inc. (November 1986 - incorporated)

BOARD OF DIRECTORS/TRUSTEES

      The Board of Directors/Trustees governs each Fund and is responsible for protecting the interests of shareholders. The Directors/Trustees are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

      Committees

      An Executive Committee of the Board of Directors/Trustees was formed in order to act on behalf of the full Board of Directors/Trustees between meetings when necessary. The following Directors/Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee held three (3) meetings during the fiscal year ended May 31, 2002.

      The Board of Directors/Trustees has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of Messrs. Doherty, Earley, Rieke, Vincent, and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended May 31, 2002.

      The Board of Directors/Trustees has formed a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Valuation Committee currently consists of Dr. Gitenstein and Messrs. May, Patton, and Putnam. Mr. Patton serves as Chairman of the Committee. The Valuation Committee held five
(5) meetings during the fiscal year ended May 31, 2002.

      The Board of Directors/Trustees has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors/Trustees candidates it proposes for nomination to fill Independent Director/Trustee vacancies on the Board of Directors/Trustees. The Nominating Committee currently consists of Dr. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held one (1) meeting during the fiscal year ended May 31, 2002.

      The Board of Directors/Trustees has established an Investment Review Committee that will monitor the investment performance of the Funds and to make recommendations to the Board of Directors/Trustees with respect to the Funds. The Committee for the domestic equity funds currently consists of Messrs. May, Hilliard, Rieke, and Vincent. Mr. Vincent serves as Chairman of the Committee. The Investment Review Committee was established on December 17, 2001; the Investment Review Committees held two (2) meetings during the fiscal year ended May 31, 2002.

DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES

      Set forth below is the dollar range of equity securities owned by each Director/Trustee.

Share Ownership Policy

      In order to further align the interests of the Independent
Directors/Trustees with shareholders, it is the policy to own beneficially shares of one or more ING Funds at all times. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

      Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Director/Trustee must equal at least $50,000. Existing Directors/Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Director/Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Director/Trustee. A decline in the value of any Fund investments will not cause a Director/Trustee to have to make any additional investments under this Policy.

      NAME OF
   DIRECTOR/TRUSTEE                      DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2001(1)
------------------------  --------------------------------------------------------------------------------------------------------
                                                                            GROWTH       GROWTH
                          CONVERTIBLE  EQUITY AND      FINANCIAL        OPPORTUNITIES    + VALUE      LARGE CAP      LARGE COMPANY
                             FUND      BOND FUND     SERVICES FUND           FUND         FUND       GROWTH FUND       VALUE FUND
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------
INDEPENDENT DIRECTORS
/TRUSTEES
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------
Paul S. Doherty              None         None            None        $10,001 - $50,000   None          None             None
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------
J. Michael Earley (2)        None         None            None                None        None          None             None
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------
R. Barbara Gitenstein(2)     None         None            None                None        None          None             None
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------
Walter H. May                None         None            None                None        None          None             None
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------
Jock Patton                  None         None     $10,001 - $50,000     None             None          None             None
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------
David W. C. Putnam           None         None            None                None        None          None             None
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------
Blaine E. Rieke                           None            None                None        None    $10,001 - $50,000      None
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------
Roger B. Vincent(2)          None         None            None                None        None          None             None
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------
Richard A. Wedemeyer         None         None            None                None        None          None         $1 - $10,000
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------
DIRECTORS/TRUSTEES WHO
ARE "INTERESTED
PERSONS" (2)
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------

      NAME OF
   DIRECTOR/TRUSTEE                      DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2001(1)
------------------------  --------------------------------------------------------------------------------------------------------
                                                                            GROWTH       GROWTH
                          CONVERTIBLE  EQUITY AND      FINANCIAL        OPPORTUNITIES    + VALUE      LARGE CAP      LARGE COMPANY
                             FUND      BOND FUND     SERVICES FUND           FUND         FUND       GROWTH FUND       VALUE FUND
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------
R. Glenn Hilliard(2)         None         None            None                None        None          None             None
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------
Thomas J. McInerney          None         None            None                None        None          None             None
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------
John G. Turner               None         None            None                None        None          None             None
------------------------  -----------  ----------  -----------------  -----------------  -------  -----------------  -------------


      (1) Biotechnology, MidCap Value and SmallCap Value Funds were not offered as of December 31, 2001. Prior to November 4, 2002, Real Estate Fund was advised by another investment adviser.

      (2)   Commenced service as a Director/Trustee on February 26, 2002.


                                                                                                                       AGGREGATE
                                                                                                                         DOLLAR
                                                                                                                     RANGE OF EQUITY
                                                                                                                      SECURITIES IN
                                                                                                                     ALL REGISTERED
                                                                                                                       INVESTMENT
                                                                                                                       COMPANIES
                                                                                                                      OVERSEEN BY
                                 DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2001(1)             DIRECTOR/
                           ----------------------------------------------------------------------------------------     TRUSTEE
                                                 MIDCAP      RESEARCH     SMALLCAP         TAX                        IN FAMILY OF
                                             OPPORTUNITIES   ENHANCED   OPPORTUNITIES   EFFICIENT                      INVESTMENT
NAME OF DIRECTOR/TRUSTEE    MAGNACAP FUND         FUND         FUND          FUND          FUND      MAGNACAP FUND     COMPANIES
-------------------------  ---------------  ---------------  --------  ---------------  ----------  ---------------  ---------------
INDEPENDENT DIRECTORS
/TRUSTEES
-------------------------  ---------------  ---------------  --------  ---------------  ----------  ---------------  ---------------
Paul S. Doherty                None               None         None    $10,001-$50,000     None          None        $10,001-$50,000
-------------------------  ---------------  ---------------  --------  ---------------  ----------  ---------------  ---------------
J. Michael Earley(2)           None               None         None          None          None          None              None
-------------------------  ---------------  ---------------  --------  ---------------  ----------  ---------------  ---------------
R. Barbara Gitenstein(2)       None               None         None          None          None          None              None
-------------------------  ---------------  ---------------  --------  ---------------  ----------  ---------------  ---------------
Walter H. May                  None               None         None    $50,001-$100,00     None          None         Over $100,000
-------------------------  ---------------  ---------------  --------  ---------------  ----------  ---------------  ---------------
Jock Patton                $10,001-$50,000        None         None    $10,001-$50,000     None     $10,001-$50,000    $50,001 to
                                                                                                                        $100,000
-------------------------  ---------------  ---------------  --------  ---------------  ----------  ---------------  ---------------
David W. C. Putnam             None               None         None          None          None          None              None
-------------------------  ---------------  ---------------  --------  ---------------  ----------  ---------------  ---------------
Blaine E. Rieke                None         $10,001-$50,000            $10,001-$50,000     None          None           $50,001-
                                                                                                                        $100,000
-------------------------  ---------------  ---------------  --------  ---------------  ----------  ---------------  ---------------
Roger B. Vincent(2)            None               None         None          None          None          None              None
-------------------------  ---------------  ---------------  --------  ---------------  ----------  ---------------  ---------------
Richard A. Wedemeyer           None            $1-$10,000      None          None       $1-$10,000       None        $10,001-$50,000
-------------------------  ---------------  ---------------  --------  ---------------  ----------  ---------------  ---------------
DIRECTORS/TRUSTEES WHO
ARE "INTERESTED PERSONS"
-------------------------  ---------------  ---------------  --------  ---------------  ----------  ---------------  ---------------
R. Glenn Hilliard(2)           None          Over $100,000     None     Over $100,000      None          None         Over $100,000
-------------------------  ---------------  ---------------  --------  ---------------  ----------  ---------------  ---------------
Thomas J. McInerney            None               None         None          None          None          None          $1-$10,000
-------------------------  ---------------  ---------------  --------  ---------------  ----------  ---------------  ---------------
John G. Turner                 None               None         None       $1-$10,000       None          None         Over $100,000
-------------------------  ---------------  ---------------  --------  ---------------  ----------  ---------------  ---------------

      (1) Biotechnology, MidCap Value and SmallCap Value Funds were not offered as of December 31, 2001. Prior to November 4, 2002, Real Estate Fund was advised by another investment adviser.

      (2)   Commenced service as a Director/Trustee on February 26, 2002.

INDEPENDENT DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES

      Set forth in the table below is information regarding each Independent Director/Trustee's (and his or her immediate family members') share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).


                             NAME OF OWNERS AND
  NAME OF DIRECTOR        RELATIONSHIP TO DIRECTOR  COMPANY  TITLE OF CLASS  VALUE OF SECURITIES  PERCENTAGE OF CLASS
------------------------  ------------------------  -------  --------------  -------------------  -------------------
PAUL S. DOHERTY                     N/A               N/A         N/A                 $0                  N/A
------------------------  ------------------------  -------  --------------  -------------------  -------------------
J. MICHAEL EARLEY(1)                N/A               N/A         N/A                 $0                  N/A
------------------------  ------------------------  -------  --------------  -------------------  -------------------
R. BARBARA GITENSTEIN(1)            N/A               N/A         N/A                 $0                  N/A
------------------------  ------------------------  -------  --------------  -------------------  -------------------
WALTER H. MAY                       N/A               N/A         N/A                 $0                  N/A
------------------------  ------------------------  -------  --------------  -------------------  -------------------
JOCK PATTON                         N/A               N/A         N/A                 $0                  N/A
------------------------  ------------------------  -------  --------------  -------------------  -------------------
DAVID W. C. PUTNAM                  N/A               N/A         N/A                 $0                  N/A
------------------------  ------------------------  -------  --------------  -------------------  -------------------
BLAINE E. RIEKE                     N/A               N/A         N/A                 $0                  N/A
------------------------  ------------------------  -------  --------------  -------------------  -------------------
ROGER B. VINCENT(1)                 N/A               N/A         N/A                 $0                  N/A
------------------------  ------------------------  -------  --------------  -------------------  -------------------
RICHARD A. WEDEMEYER                N/A               N/A         N/A                 $0                  N/A
------------------------  ------------------------  -------  --------------  -------------------  -------------------


----------------------------------------
(1)   Commenced service as a Director/Trustee on February 26, 2002.

COMPENSATION OF DIRECTORS/TRUSTEES

      Each Fund pays each Director/Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Messrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the investment adviser for which the Directors/Trustees serve in common as Directors/Trustees.

      The following table sets forth information regarding compensation of Directors/Trustees by each Fund for the fiscal year ended May 31, 2002. Officers of the Companies and Directors/Trustees who are interested persons of the Companies do not receive any compensation from a Fund or any other funds managed by the investment adviser.

                               COMPENSATION TABLE


                                                                                     GROWTH
       NAME OF             BIOTECHNOLOGY  CONVERTIBLE  EQUITY AND    FINANCIAL    OPPORTUNITIES   GROWTH +    LARGECAP
   PERSON, POSITION            FUND           FUND     BOND FUND   SERVICES FUND      FUND       VALUE FUND  GROWTH FUND
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
MARY A. BALDWIN(1)              --            615         244           853            819          1,103        868
ADVISORY BOARD MEMBER
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
S.M.S. CHADHA(1)                --             85         36            120            110           144         117
ADVISORY BOARD MEMBER
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
PAUL S. DOHERTY                 108           926         902          1,271           931          1,387       1,141
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
J. MICHAEL EARLEY(2)             1            224         103           269            200           262         191
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
R. BARBARA GITENSTEIN(2)         1            161         75            269            200           262         191
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
ALAN S. GOSULE(3)               --           4,009       1,728         5,825          5,069         6,893       5,516
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
R. GLENN HILLIARD(2)(4)         N/A           N/A         N/A           N/A            N/A           N/A         N/A
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
WALTER H. MAY                   1           1,245        531          1,779          1,581         2,123       1,661
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
ANDREW M. MCCOSH(1)             --             85         36            120            110           144         117
ADVISORY BOARD MEMBER
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------


                                          PENSION OR
                                          RETIREMENT                 TOTAL COMPENSATION
                                           BENEFITS    ESTIMATED            FROM
                                            ACCRUED      ANNUAL          REGISTRANT
                                            AS PART     BENEFITS          AND FUND
       NAME OF             LARGE COMPANY    OF FUND       UPON        COMPLEX PAID TO
   PERSON, POSITION         VALUE FUND    EXPENSES(9)  RETIREMENT  DIRECTORS/TRUSTEES(7)
-------------------------  -------------  -----------  ----------  ---------------------
MARY A. BALDWIN(1)              400           N/A          N/A            25,042
ADVISORY BOARD MEMBER
-------------------------  -------------  -----------  ----------  ---------------------
S.M.S. CHADHA(1)                481           N/A          N/A             9,246
ADVISORY BOARD MEMBER
-------------------------  -------------  -----------  ----------  ---------------------
PAUL S. DOHERTY                1,083          N/A          N/A            60,326
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  ---------------------
J. MICHAEL EARLEY(2)            121           N/A          N/A            19,092
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  ---------------------
R. BARBARA GITENSTEIN(2)        121           N/A          N/A            19,335
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  ---------------------
ALAN S. GOSULE(3)              2,773          N/A          N/A            58,399
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  ---------------------
R. GLENN HILLIARD(2)(4)         N/A           N/A          N/A              N/A
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  ---------------------
WALTER H. MAY                   853           N/A          N/A            76,603
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  ---------------------
ANDREW M. MCCOSH(1)             481           N/A          N/A             9,282
ADVISORY BOARD MEMBER
-------------------------  -------------  -----------  ----------  ---------------------

                                                                                     GROWTH
       NAME OF             BIOTECHNOLOGY  CONVERTIBLE  EQUITY AND    FINANCIAL    OPPORTUNITIES   GROWTH +    LARGECAP
   PERSON, POSITION            FUND           FUND     BOND FUND   SERVICES FUND      FUND       VALUE FUND  GROWTH FUND
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
THOMAS J. MCINERNEY(4)(5)       N/A           N/A         N/A           N/A            N/A           N/A         N/A
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
JOCK PATTON                      1           1,156        496          1,692          1,459         1,968       1,540
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
DAVID W.C. PUTNAM                1            895         387          1,324          1,126         1,523       1,184
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
BLAINE E. RIEKE(6)               84           852         483          1,262           936          1,378       1,122
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
JOHN G. TURNER(4)               N/A           N/A         N/A           N/A            N/A           N/A         N/A
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
ROGER B. VINCENT(2)              1            364         165           575            450           604         462
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------
RICHARD A. WEDEMEYER(6)         --            679         288           969            854          1,167        919
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  -------------  -------------  ----------  -----------

                                          PENSION OR
                                          RETIREMENT                 TOTAL COMPENSATION
                                           BENEFITS    ESTIMATED            FROM
                                            ACCRUED      ANNUAL          REGISTRANT
                                            AS PART     BENEFITS          AND FUND
       NAME OF             LARGE COMPANY    OF FUND       UPON        COMPLEX PAID TO
   PERSON, POSITION         VALUE FUND    EXPENSES(9)  RETIREMENT  DIRECTORS/TRUSTEES(7)
-------------------------  -------------  -----------  ----------  ---------------------
THOMAS J. MCINERNEY(4)(5)      N/A            N/A          N/A              N/A
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  ---------------------
JOCK PATTON                    795            N/A          N/A            81,842
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  ---------------------
DAVID W.C. PUTNAM              620            N/A          N/A            65,790
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  ---------------------
BLAINE E. RIEKE(6)             910            N/A          N/A            57,735
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  ---------------------
JOHN G. TURNER(4)              N/A            N/A          N/A              N/A
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  ---------------------
ROGER B. VINCENT(2)            265            N/A          N/A            35,678
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  ---------------------
RICHARD A. WEDEMEYER(6)        459            N/A          N/A            47,893
DIRECTOR/TRUSTEE
-------------------------  -------------  -----------  ----------  ---------------------

                                             MIDCAP      MIDCAP                RESEARCH     SMALLCAP
        NAME OF                           OPPORTUNITIES  VALUE   REAL ESTATE   ENHANCED   OPPORTUNITIES   SMALLCAP
   PERSON, POSITION        MAGNACAP FUND      FUND        FUND     FUND(8)    INDEX FUND      FUND       VALUE FUND
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
MARY A. BALDWIN(1)              757            565         --        --          363          1,177           --
ADVISORY BOARD MEMBER
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
S.M.S. CHADHA(1)                108             28         --        --           44           106            --
ADVISORY BOARD MEMBER
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
PAUL S. DOHERTY                1,103           547         469       --          437           947            28
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
J. MICHAEL EARLEY(2)            216            117         27        --           82           264            19
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
R. BARBARA GITENSTEIN(2)        216            117         27        --           82           264            19
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
ALAN S. GOSULE(3)              5,080           484         36        --          732          1,631           25
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
R. GLENN HILLIARD(2)(4)         N/A            N/A         N/A       N/A         N/A           N/A           N/A
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
WALTER H. MAY                  1,582           484         36        --          732          1,631           25
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
ANDREW M. MCCOSH(1)             144             28         --        --           44           106            --
ADVISORY BOARD MEMBER
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
THOMAS J. MCINERNEY(4)(5)       N/A            N/A         N/A       N/A         N/A           N/A           N/A
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
JOCK PATTON                   1,474            447         33        --          687         1,511            23
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------


                                           PENSION OR
                                           RETIREMENT                  TOTAL COMPENSATION
                                            BENEFITS     ESTIMATED           FROM
                                             ACCRUED       ANNUAL         REGISTRANT
                                           AS PART OF     BENEFITS         AND FUND
        NAME OF            TAX EFFICIENT      FUND          UPON        COMPLEX PAID TO
   PERSON, POSITION         EQUITY FUND    EXPENSES(9)   RETIREMENT  DIRECTORS/TRUSTEES(7)
-------------------------  -------------  -------------  ----------  ----------------------
MARY A. BALDWIN(1)              100            N/A           N/A            25,042
ADVISORY BOARD MEMBER
-------------------------  -------------  -------------  ----------  ----------------------
S.M.S. CHADHA(1)                 15            N/A           N/A             9,246
ADVISORY BOARD MEMBER
-------------------------  -------------  -------------  ----------  ----------------------
PAUL S. DOHERTY                 158            N/A           N/A            60,326
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ----------  ----------------------
J. MICHAEL EARLEY(2)             42            N/A           N/A            19,062
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ----------  ----------------------
R. BARBARA GITENSTEIN(2)         30            N/A           N/A            19,335
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ----------  ----------------------
ALAN S. GOSULE(3)               215            N/A           N/A            58,399
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ----------  ----------------------
R. GLENN HILLIARD(2)(4)         N/A            N/A           N/A              N/A
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ----------  ----------------------
WALTER H. MAY                   215            N/A           N/A            76,603
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ----------  ----------------------
ANDREW M. MCCOSH(1)              15            N/A           N/A             9,282
ADVISORY BOARD MEMBER
-------------------------  -------------  -------------  ----------  ----------------------
THOMAS J. MCINERNEY(4)(5)       N/A            N/A           N/A              N/A
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ----------  ----------------------
JOCK PATTON                     201            N/A           N/A            81,842
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ----------  ----------------------

                                             MIDCAP      MIDCAP                RESEARCH     SMALLCAP
        NAME OF                           OPPORTUNITIES  VALUE   REAL ESTATE   ENHANCED   OPPORTUNITIES   SMALLCAP
   PERSON, POSITION        MAGNACAP FUND      FUND        FUND     FUND(8)    INDEX FUND      FUND       VALUE FUND
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
DAVID W.C. PUTNAM              1,146           360         32         --         540          1,186           22
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
BLAINE E. RIEKE(6)             1,091           505        320         --         447           966            31
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
JOHN G. TURNER(4)               N/A            N/A        N/A        N/A         N/A           N/A           N/A
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
ROGER B. VINCENT(2)             478            192        32          --         186           533            22
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------
RICHARD A. WEDEMEYER(6)         858            217         1          --         429           843             1
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ------  -----------  ----------  -------------  ----------



                                           PENSION OR
                                           RETIREMENT                  TOTAL COMPENSATION
                                            BENEFITS     ESTIMATED           FROM
                                             ACCRUED       ANNUAL         REGISTRANT
                                           AS PART OF     BENEFITS         AND FUND
        NAME OF            TAX EFFICIENT      FUND          UPON        COMPLEX PAID TO
   PERSON, POSITION         EQUITY FUND    EXPENSES(9)   RETIREMENT  DIRECTORS/TRUSTEES(7)
-------------------------  -------------  -------------  ----------  ----------------------
DAVID W.C. PUTNAM               156            N/A          N/A              65,790
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ----------  ----------------------
BLAINE E. RIEKE(6)              115            N/A          N/A              57,735
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ----------  ----------------------
JOHN G. TURNER(4)               N/A            N/A          N/A               N/A
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ----------  ----------------------
ROGER B. VINCENT(2)              67            N/A          N/A              35,678
DIRECTOR/TRUSTEE
-------------------------  -------------  -------------  ----------  ----------------------
RICHARD A. WEDEMEYER(6)         116            N/A          N/A              47,893
-------------------------  -------------  -------------  ----------  ----------------------


      (1) Resigned as an advisory board member on December 31, 2001. Ms. Baldwin was paid $132,500 by the Investment Adviser upon her resignation. Such payment was equal to twice the compensation normally paid to her for one year of service.

      (2) Commenced service as a Director/Trustee of the ING Funds on February 26, 2002.

      (3) Resigned as a Director/Trustee effective December 28, 2001. Mr. Gosule is a partner at Clifford Chance Rogers and Wells LLP, which has provided legal services to certain ING Funds. Mr. Gosule was paid $132,500 upon his resignation pursuant to a retirement policy adopted by the ING Funds. Mr. Gosule satisfied the criteria for such payment (which was equal to twice the compensation normally paid to him for one year of service) since he served as an Independent Director/Trustee for certain ING Funds for 5 years prior to his resignation.

      (4) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with the investment adviser to the ING Funds. Officers and Directors/Trustees who are interested persons do not receive any compensation from the Funds.

      (5)   Elected as a Director/Trustee of the ING Funds on February 26, 2001.

      (6) Formerly a Trustee of the funds managed by ING Investment Management Co. LLC. Elected as a Director/Trustee of the other ING Funds on February 26, 2001.

      (7) Represents compensation from 98 Funds, the total number of Funds in the Fund complex as of May 31, 2002.

      (8) Prior to November 4, 2002, the Real Estate Fund was not part of the ING Fund complex.

      (9) The ING Funds have adopted a retirement policy under which a Director/Trustee who has served as an Independent Director/Trustee for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director/Trustee for one year of service.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

      Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of other shareholders. As of August 31, 2002, Lion Connecticut Holdings Inc., 151 Farmington Avenue, Hartford, Connecticut 06156, owned 57.40% of the Tax Efficient Equity Fund and, therefore, is a control person of the Fund. Lion Connecticut Holdings Inc. is an affiliate of the parent company of the investment adviser. As of August 31, 2002, ING Investments, LLC, the Fund's investment adviser, owned 87.90% of the ING Biotechnology Fund, and, therefore, is a control person of the Fund. As of August 31, 2002, MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS, 4800 Deer Lake Dr. East, 3rd Floor, Jacksonville, FL 32246-6484, owned 26.63% of the ING MidCap Opportunities Fund, and, therefore, is a control person of the Fund.

      As of August 31, 2002, the Directors/Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding Shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:


                                                                                CLASS AND TYPE OF   PERCENTAGE   PERCENTAGE
               FUND                                          ADDRESS                OWNERSHIP        OF CLASS     OF FUND
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   ING INVESTMENTS LLC
                                   ATTN: LYDIA HOMER
                                    7337 E DOUBLETREE RANCH RD                  Class A
ING Biotechnology Fund             SCOTTSDALE AZ  85258-2034                    Shareholder           91.22%       87.90%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF & S FOR THE SOLE BENEFIT
                                   OF THE CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DR EAST 3RD FLOOR             Class A
ING Convertible Fund               JACKSONVILLE FL  32246-6484                  Beneficial Owner      20.72%        5.47%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF & S FOR THE SOLE BENEFIT
                                   OF THE CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DR EAST 3RD FLOOR             Class B
ING Convertible Fund               JACKSONVILLE FL  32246-6484                  Beneficial Owner      21.97%        7.77%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF & S FOR THE SOLE BENEFIT
                                   OF THE CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DR EAST 3RD FLOOR             Class C
ING Convertible Fund               JACKSONVILLE FL  32246-6484                  Beneficial Owner      48.33%       16.94%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   CHARLES SCHWAB & CO INC
                                   101 MONTGOMERY STREET
                                   11TH FLOOR                                   Class Q
                                   SAN FRANCISCO CA  94104-4122                 Shareholder           30.49%         .98%

                                   TRUST COMPANY OF AMERICA
                                   FBO TCA
                                   7103 S REVERE PKWY                           Class Q
ING Convertible Fund               ENGLEWOOD CO  80112-3936                     Beneficial Owner      10.24%         .33%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------

                                                                                CLASS AND TYPE OF   PERCENTAGE   PERCENTAGE
               FUND                                          ADDRESS                OWNERSHIP        OF CLASS     OF FUND
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   NWNL INS CO RETIREMENT PLAN DIV
                                   LIFESTYLE I SEPARATE ACCT 3
                                   C/O NORTHSTAR ADMINISTRATORS
                                   ATTN JILL BARTH CONVEYOR TN41
                                   151 FARMINGTON AVE                                                 14.27%        7.51%
                                   HARTFORD CT  06156-0001

                                   NWNL INS CO RETIREMENT PLAN DIV
                                   LIFESTYLE II SEPARATE ACCT 3
                                   C/O NORTHSTAR ADMINISTRATORS
                                   ATTN JILL BARTH CONVEYOR TN41
                                   151 FARMINGTON AVE                           Class A
ING Equity and Bond Fund           HARTFORD CT  06156-0001                      Shareholders          13.99%        7.36%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF & S FOR THE SOLE BENEFIT
                                   OF THE CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DR EAST 3RD FLOOR             Class B
ING Equity and Bond Fund           JACKSONVILLE FL  32246-6484                  Beneficial Owner      23.62%        6.18%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF & S FOR THE SOLE BENEFIT
                                   OF THE CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DR EAST 3RD FLOOR             Class C
ING Equity and Bond Fund           JACKSONVILLE FL  32246-6484                  Shareholder           34.12%        5.89%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   CHARLES SCHWAB & CO INC
                                   101 MONTGOMERY STREET
                                   11TH FLOOR                                   Class Q
ING Equity and Bond Fund           SAN FRANCISCO CA  94104-4122                 Shareholder           98.98%        0.19%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF & S FOR THE SOLE BENEFIT
                                   OF ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DR 3 3RD FL                   Class A
ING Financial Services Fund        JACKSONVILLE FL  32246                       Beneficial Owner       5.00%        6.88%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF & S FOR THE SOLE BENEFIT
                                   OF ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DR E 3RD FL                   Class B
ING Financial Services Fund        JACKSONVILLE FL  32246-6484                  Beneficial Owner      20.70%        8.73%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF&S FOR THE SOLE BENEFIT OF ITS
                                   CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FL             Class A
ING Growth + Value Fund            JACKSONVILLE FL  32246-6484                  Beneficial Owner      12.75%        3.08%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF&S FOR THE SOLE BENEFIT OF ITS
                                   CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FL             Class B
ING Growth + Value Fund            JACKSONVILLE FL  32246-6484                  Beneficial Owner      26.59%       13.14%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF&S FOR THE SOLE BENEFIT OF ITS
                                   CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FL             Class C
ING Growth + Value Fund            JACKSONVILLE FL  32246-6484                  Beneficial Owner      34.49%        9.09%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------

                                                                                CLASS AND TYPE OF   PERCENTAGE   PERCENTAGE
               FUND                                          ADDRESS                OWNERSHIP        OF CLASS     OF FUND
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   LPL FINANCIAL SERVICES
                                   A/C 3296-4014
                                   9785 TOWNE CENTRE DR
                                   SAN DIEGO CA  92121-1968                                            5.01%        .006%

                                   FIRST CLEARING CORP
                                   A/C 7246-1236
                                   ROBERT T RYAN IRA R/O
                                   FCC CUST
                                   1345 BRANCHWATER LN
                                   BIRMINGHAM AL  35216-2405                                          51.75%         .06%

                                   SEI TRUST CO
                                   C/O RELIASTAR
                                   ONE FREEDOM VALLEY DR                        Class Q
ING Growth + Value Fund            OAKS PA  19456                               Beneficial Owners     11.75%         .01%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF&S FOR THE SOLE BENEFIT OF ITS
                                   CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FL
                                   JACKSONVILLE FL  32246-6484                                         9.29%        2.79%

                                   STATE STREET BANK & TRUST CO CUST
                                   RELIASTAR LIFE INSURANCE CO
                                   RETIREMENT DIVISION
                                   ATTN JILL BARTH CONVEYOR TN41
                                   151 FARMINGTON AVE                           Class A
ING Growth Opportunities Fund      HARTFORD CT  06156-0001                      Shareholders          15.68%        4.40%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF&S FOR THE SOLE BENEFIT OF ITS
                                   CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FL             Class B
ING Growth Opportunities Fund      JACKSONVILLE FL  32246-6484                  Beneficial Owner      26.42%        7.98%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF&S FOR THE SOLE BENEFIT OF ITS
                                   CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FL             Class C
ING Growth Opportunities Fund      JACKSONVILLE FL  32246-6484                  Beneficial Owner      31.47%        4.70%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------

                                                                                CLASS AND TYPE OF   PERCENTAGE   PERCENTAGE
               FUND                                          ADDRESS                OWNERSHIP        OF CLASS     OF FUND
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   NORWEST BANK MINNESOTA N A
                                   FBO RELIASTAR PENSION PLAN
                                   RON BUTLER
                                   5780 POWERS FERRY RD NW
                                   ATLANTA GA  30327-4347                                             18.18%        3.70%

                                   NORWEST BANK MN TR
                                   FBO RELIASTAR PENSION PLAN & TRUST
                                   A/C # 13132700
                                   PO BOX 1533                                  Class I
ING Growth Opportunities Fund      MINNEAPOLIS MN  55479-0001                   Beneficial Owners     81.80%       16.67%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   LPL FINANCIAL SERVICES
                                   A/C 3402-0716
                                   9785 TOWNE CENTRE DR                         Class Q
ING Growth Opportunities Fund      SAN DIEGO CA  92121-1968                     Beneficial Owner      99.63%        0.001%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF&S FOR THE SOLE BENEFIT OF
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION 97262
                                   4800 DEER LAKE DR EAST 2RD FL                Class B
ING Large Company Value Fund       JACKSONVILLE FL  32246-6484                  Beneficial Owner      10.67%        0.41%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF&S FOR THE SOLE BENEFIT OF
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION 98362
                                   4800 DEER LAKE DR EAST 2RD FL                Class C
                                   JACKSONVILLE FL  32246-6484                  Beneficial Owner      18.37%         .30%

                                   PAINEWEBBER FBO
                                   JAMES DOMENICO
                                   KATHLEEN DOMENICO JTWROS
                                   34 TAMARADE DR                               Class C
ING Large Company Value Fund       LITTLETON CO  80127-4345                     Beneficial Owner      15.26%         .25%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   OUTPUT AUDIT CASH ACCOUNT
                                   DST SYSTEMS INC
                                   ATTN MEDA KIMBER
                                   330 W 9TH ST FL 2
                                   KANSAS CITY MO  64105-1514                                         49.96%        0.00%

                                   ING PILGRIM SECURITIES INC
                                   ATTN: LYDIA HOMER
                                   7337 E DOUBLETREE RANCH RD                   Class I
ING Large Company Value Fund       SCOTTSDALE AZ  85258-2034                    Shareholders          50.04%        0.00%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------

                                                                                CLASS AND TYPE OF   PERCENTAGE   PERCENTAGE
               FUND                                          ADDRESS                OWNERSHIP        OF CLASS     OF FUND
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   DONALDSON LUFKIN JENRETTE
                                   SECURITIES CORP INC
                                    PO BOX 2052
                                   JERSEY CITY NJ  07303-2052                                         42.71%        .007%

                                   DONALDSON LUFKIN JENRETTE
                                   SECURITIES CORP INC
                                   PO BOX 2052
                                   JERSEY CITY NJ  07303-2052                                         23.76%        .004%

                                   DONALDSON LUFKIN JENRETTE
                                   SECURITIES CORP INC
                                   PO BOX 2052
                                   JERSEY CITY NJ  07303-2052                                         19.80%        .003%

                                   DONALDSON LUFKIN JENRETTE
                                   SECURITIES CORP INC
                                   PO BOX 2052                                  Class Q
ING Large Company Value Fund       JERSEY CITY NJ  07303-2052                   Shareholders          13.74%        .002%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF & S FOR THE SOLE BENEFIT
                                   OF THE CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DR EAST 3RD FLOOR             Class A
                                   JACKSONVILLE FL  32246-6484                  Beneficial Owner      15.16%        3.73%

                                   ING NATIONAL TRUST
                                   151 FARMINGTON AVE # 41                      Class A
ING LargeCap Growth Fund           HARTFORD CT  06156-0001                      Shareholder            7.72%        1.90%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF & S FOR THE SOLE BENEFIT
                                   OF THE CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DR EAST 3RD FLOOR             Class B
ING LargeCap Growth Fund           JACKSONVILLE FL  32246-6484                  Beneficial Owner      29.58%       12.22%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF & S FOR THE SOLE BENEFIT
                                   OF THE CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DR EAST 3RD FLOOR             Class C
ING LargeCap Growth Fund           JACKSONVILLE FL  32246-6484                  Beneficial Owner      39.92%        7.57%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   ING NATIONAL TRUST
                                   151 FARMINGTON AVE # 41                      Class I
ING LargeCap Growth Fund           HARTFORD CT  06156-0001                      Shareholder          100.00%        9.58%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   SAXON & CO
                                   FBO 20-60-002-4046214
                                   PO BOX 7780-1888                             Class Q
ING LargeCap Growth Fund           PHILA PA  19182-0001                         Beneficial Owner      11.07%        0.61%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
                                   MLPF & S FOR THE SOLE BENEFIT
                                   OF ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DR E 3RD FLR                  Class A
ING MagnaCap Fund                  JACKSONVILLE FL  32246-6484                  Beneficial Owner       9.10%        6.03%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------

                                                                                CLASS AND TYPE OF   PERCENTAGE   PERCENTAGE
               FUND                                          ADDRESS                OWNERSHIP        OF CLASS     OF FUND
--------------------------------   ------------------------------------------   -----------------   ----------   ----------

ING MagnaCap Fund                  MLPF & S FOR THE SOLE BENEFIT
                                   OF ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DR E 3RD FLR                  Class B
                                   JACKSONVILLE FL  32246-6484                  Beneficial Owner      18.19%        4.43%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING MagnaCap Fund                  MLPF & S FOR THE SOLE BENEFIT
                                   OF ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DR 3 3RD FL                   Class C
                                   JACKSONVILLE FL  32246                       Beneficial Owner      25.34%        0.75%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING MagnaCap Fund                  NORWEST BANK MN TR
                                   FBO RELIASTAR PENSION PLAN & TRUST
                                   A/C # 13132700
                                   PO BOX 1533                                  Class Q
                                   MINNEAPOLIS MN  55479-0001                   Beneficial Owner      99.95%        0.75%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING MagnaCap Fund                  OUTPUT AUDIT CASH ACCOUNT
                                   DST SYSTEMS INC
                                   ATTN MEDA KIMBER
                                   330 W 9TH ST FL 2
                                   KANSAS CITY MO  64105-1514                                         50.00%         .00%

                                   ING PILGRIM SECURITIES INC
                                   ATTN: LYDIA HOMER
                                   7337 E DOUBLETREE RANCH RD                   Class I
                                   SCOTTSDALE AZ  85258-2034                    Shareholders          50.00%         .00%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING MidCap Opportunities Fund      MLPF&S FOR THE SOLE BENEFIT OF ITS
                                   CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FL             Class A
                                   JACKSONVILLE FL  32246-6484                  Beneficial Owner      33.37%        9.14%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING MidCap Opportunities Fund      MLPF&S FOR THE SOLE BENEFIT OF ITS
                                   CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FL             Class B
                                   JACKSONVILLE FL  32246-6484                  Beneficial Owner      25.77%        7.28%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING MidCap Opportunities Fund      MLPF&S FOR THE SOLE BENEFIT OF ITS
                                   CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FL             Class C
                                   JACKSONVILLE FL  32246-6484                  Beneficial Owner      63.77%       26.63%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING MidCap Opportunities Fund      DONALD A PELS
                                   375 PARK AVE STE 3305                        Class Q
                                   NEW YORK NY  10152-3303                      Shareholder           49.37%        1.29%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING MidCap Value Fund              MLPF&S FOR THE SOLE BENEFIT OF
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION 98358
                                   4800 DEER LAKE DR EAST 2RD FL                Class B
                                   JACKSONVILLE FL  32246-6484                  Beneficial Owner      22.63%        6.09%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------

                                                                                CLASS AND TYPE OF   PERCENTAGE   PERCENTAGE
               FUND                                          ADDRESS                OWNERSHIP        OF CLASS     OF FUND
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING MidCap Value Fund              MLPF&S FOR THE SOLE BENEFIT OF
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION 98358
                                   4800 DEER LAKE DR EAST 2RD FL                Class C
                                   JACKSONVILLE FL  32246-6484                  Beneficial Owner      17.19%        3.91%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING MidCap Value Fund              DELAWARE CHARTER GTY & TR CUST
                                   GRACE M WEGRZYN
                                   ROTH CONV IRA
                                   BOX 8963
                                   WILMINGTON DE  19899-8963                                           6.20%         .01%

                                   FIRST CLEARING CORP
                                   A/C 7195-6067
                                   CAROL M RICE
                                   310 PARKWOOD LN
                                   COPPELL TX  75019-6023                                              6.33%         .01%

                                   MESIROW FINANCIAL INC
                                   A/C 8002-8228
                                   WEBER FAMILY TRUST
                                   350 N CLARK ST
                                   CHICAGO IL  60610-4712                                             21.31%         .04%

                                   MESIROW FINANCIAL INC
                                   A/C 8862-0811
                                   DANIEL MCGUIRE IRA
                                   350 N CLARK ST                               Class I
                                   CHICAGO IL  60610-4712                       Beneficial Owners     12.02%         .02%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING MidCap Value Fund              ROSS C ANDERSON &
                                   MARGARET M ANDERSON JTWROS
                                   428 S DALE AVE                                                     16.60%         .03%
                                   ARLINGTON HTS IL  60004-6931                 Class I
                                                                                Beneficial Owner

                                   DONALDSON LUFKIN JENRETTE
                                   SECURITIES CORP INC
                                   PO BOX 2052                                                        10.79%         .02%
                                   JERSEY CITY NJ  07303-2052

                                   DONALDSON LUFKIN JENRETTE
                                   SECURITIES CORP INC
                                   PO BOX 2052                                  Class I
                                   JERSEY CITY NJ  07303-2052                   Shareholders           7.71%         .01%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------

                                                                                CLASS AND TYPE OF   PERCENTAGE   PERCENTAGE
               FUND                                          ADDRESS                OWNERSHIP        OF CLASS     OF FUND
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING MidCap Value Fund              FIRST CLEARING CORP
                                   A/C 8469-2785
                                   GEORGE ULLOA IRA R/O
                                   FCC CUST
                                   19 MATTERHORN DR
                                   GLEN CARBON IL  62034-1315                                         37.92%         .01%

                                   FIRST CLEARING CORP
                                   A/C 7277-6299
                                   GARY SINGER &
                                   5 VOUGA LN
                                   SAINT LOUIS MO  63131-2605                                         29.05%         .01%

                                   FIRST CLEARING CORP
                                   A/C 6827-1150
                                   HARRY E PRIOR IRA
                                   PO BOX 276
                                   5 OAKWOOD EST                                Class Q
                                   WRIGHT CITY MO  63390-4815                   Beneficial Owners     33.03%         .01%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING Research Enhanced Index Fund   MLPF&S FOR THE SOLE BENEFIT OF ITS
                                   CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FL             Class A
                                   JACKSONVILLE FL  32246-6484                  Beneficial Owner      29.84%        2.34%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING Research Enhanced Index Fund   MLPF&S FOR THE SOLE BENEFIT OF ITS
                                   CUSTOMERS
                                   4800 DEER LAKE DRIVE EAST 2ND FL             Class B
                                   JACKSONVILLE FL  32246-6484                  Beneficial Owner      48.84%       21.22%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING Research Enhanced Index Fund   MLPF&S FOR THE SOLE BENEFIT OF ITS
                                   CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FL             Class C
                                   JACKSONVILLE FL  32246-6484                  Beneficial Owner      33.35%        9.89%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING Research Enhanced Index Fund   RELIASTAR PENSION ACCOUNT
                                   RON BUTLER
                                   5780 POWERS FERRY RD NW                      Class I
                                   ATLANTA GA  30327-434                        Beneficial Owner     100.00%       19.05%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING SmallCap Opportunities Fund    MLPF&S FOR THE SOLE BENEFIT OF ITS
                                   CUSTOMERS
                                   ATTN: FUND ADMINISTRATION                    Class A
                                   4800 DEER LAKE DRIVE EAST 2ND FL             Beneficial Owner
                                   JACKSONVILLE FL  32246-6484                                        26.29%       10.17%

                                   STATE STREE BANK & TRUST CO CUST
                                   RELIASTAR LIFE INSURANCE CO
                                   RETIREMENT DIVISION
                                   ATTN JILL BARTH CONVEYOR TN41
                                   151 FARMINGTON AVE                           Class A
                                   HARTFORD CT  06156-0001                      Shareholder           11.37%        9.20%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------

                                                                                CLASS AND TYPE OF   PERCENTAGE   PERCENTAGE
               FUND                                          ADDRESS                OWNERSHIP        OF CLASS     OF FUND
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING SmallCap Opportunities Fund    MLPF&S FOR THE SOLE BENEFIT OF ITS
                                   CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FL             Class B
                                   JACKSONVILLE FL  32246-6484                  Beneficial Owner      27.53%        9.02%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING SmallCap Opportunities Fund    MLPF&S FOR THE SOLE BENEFIT OF ITS
                                   CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FL             Class C
                                   JACKSONVILLE FL  32246-6484                  Beneficial Owner      54.07%       13.50%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING SmallCap Opportunities Fund    ING NATIONAL TRUST
                                   151 FARMINGTON AVE # 41                      Class I
                                   HARTFORD CT  06156-0001                      Shareholder          100.00%        2.17%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING SmallCap Opportunities Fund    CHARLES SCHWAB & CO INC
                                   101 MONTGOMERY STREET
                                   11TH FLOOR
                                   SAN FRANCISCO CA  94104-4122                                       55.34%         .27%

                                   SUSAN S RAND
                                   PO BOX 452                                   Class Q
                                   SALISBURY CT  06068-0452                     Shareholders          18.31%         .09%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING SmallCap Value Fund            MLPF&S FOR THE SOLE BENEFIT OF
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DR EAST 2ND
                                   JACKSONVILLE FL  32246-6484                                         6.82%        3.34%

                                   BNY CLEARING SERVICES LLC
                                   A/C 4495-4280
                                   IMPALA ROAD LLC
                                   111 EAST KILBOURN AVENUE
                                   MILWAUKEE WI  53202-6633                                            6.53%        3.20%

                                   BNY CLEARING SERVICES LLC
                                   A/C 4495-4282
                                   IMPALA ROAD LLC
                                   111 EAST KILBOURN AVENUE                     Class A
                                   MILWAUKEE WI  53202-6633                     Beneficial Owners      5.92%        2.91%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING SmallCap Value Fund            BNY CLEARING SERVICES LLC
                                   A/C 8867-1360
                                   YAXIS GROUP LLC
                                   111 E KILBOURN AVE
                                   MILWAUKEE WI  53202-6633                                            6.12%        3.00%

                                   BNY CLEARING SERVICES LLC
                                   A/C 1257-1855
                                   BAKER STREET LLC
                                   111 EAST KILBOURN AVENUE                     Class A
                                   MILWAUKEE WI  53202-6633                     Beneficial Owners      5.72%        2.81%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------

                                                                                CLASS AND TYPE OF   PERCENTAGE   PERCENTAGE
               FUND                                          ADDRESS                OWNERSHIP        OF CLASS     OF FUND
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING SmallCap Value Fund            MLPF&S FOR THE SOLE BENEFIT OF
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION 98358
                                   4800 DEER LAKE DR EAST 2RD FL                Class B
                                   JACKSONVILLE FL  32246-6484                  Beneficial Owner      16.79%        3.90%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING SmallCap Value Fund            MLPF&S FOR THE SOLE BENEFIT OF
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION 98358
                                   4800 DEER LAKE DR EAST 2RD FL                Class C
                                   JACKSONVILLE FL  32246-6484                  Beneficial Owner      23.24%        6.29%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING SmallCap Value Fund            LPL FINANCIAL SERVICES
                                   A/C 6020-3493
                                   9785 TOWNE CENTRE DR
                                   SAN DIEGO CA  92121-1968                                           40.78%         .28%

                                   FIRST CLEARING CORP
                                   A/C 3744-3462
                                   FRANKLIN C GOLDEN SR
                                   7020 BALLANTYNE CT
                                   CHARLOTTE NC  28210-4935                                            7.62%         .05%

                                   FIRST CLEARING CORPORATION
                                   ACCOUNT 5700-9689
                                   DONALD T MISHEFF &
                                   CYNTHIA KAY MISHEFF JTTEN
                                   2960 SILVER LAKE BLVD                        Class I
                                   SILVER LAKE OH  44224-3036                   Beneficial Owners     35.24%         .24%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING SmallCap Value Fund            FIRST CLEARING CORP
                                   A/C 6827-1150
                                   HARRY E PRIOR IRA
                                   PO BOX 276
                                   5 OAKWOOD EST                                Class Q
                                   WRIGHT CITY MO  63390-4815                   Beneficial Owners    100.00%        0.00%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING Tax Efficient Equity Fund      LION CONNECTICUT HOLDINGS INCS
                                   151 FARMINGTON AVE                           Class A
                                   HARTFORD CT  06156-0001                      Shareholder           72.44%       57.40%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------
ING Tax Efficient Equity Fund      IRVIN HAROLD ALTMAN &
                                   ESTELLE ALTMAN TR
                                   U/A  05/05/1977
                                   ALTMAN FAMILY TRUST
                                   21276 CANCUN                                 Class C
                                   MISSION VIEJO CA  92692-4961                 Shareholder            7.35%        0.21%
--------------------------------   ------------------------------------------   -----------------   ----------   ----------


INVESTMENT ADVISER

      The investment adviser for the ING Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments") which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors/Trustees of the ING Funds, has the overall responsibility for the management of each ING Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"):

Navellier Fund Management, Inc. ("Navellier") as Sub-Adviser to the Growth + Value Fund; Aeltus Investment Management, Inc. ("Aeltus") as Sub-Adviser to the Research Enhanced Index Fund; AW Advisors, LLC ("AW Advisors") as Sub-Adviser to the Biotechnology Fund; Clarion CRA Securities, L.P. ("CRA") as Sub-Adviser to the Real Estate Fund; and Brandes Investment Management Partners, LLC ("Brandes") as Sub-Adviser to the MidCap Value and SmallCap Value Funds. The Investment Adviser is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

      On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the ING Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING Groep N.V. that had been under common control with the Investment Adviser, merged with the Investment Adviser.

      The Investment Adviser serves pursuant to separate Investment Management Agreements between the Investment Adviser and each Company. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the ING Funds, respectively. Pursuant to a sub-advisory agreement (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to certain Sub-Advisers for several of the ING Funds. The Investment Adviser oversees the investment management of the Sub-Advisers for the ING Funds.

      Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors/Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

      After an initial term, each Investment Management Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors/Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

      In connection with their deliberations relating to each Fund's current Investment Management Agreement and Sub-Advisory Agreement, the Board of Directors/Trustees, including the Independent Directors/Trustees, considered information that had been provided by ING Investments and the Sub-Advisers to the Funds that engage them. In considering the Investment Management Agreements and Sub-Advisory Agreements, the Board of Directors/Trustees considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Directors/Trustees in reviewing the Investment Management Agreements included, but were not limited to, the following: (1) the performance of each Fund compared to performance of a peer group of funds; (2) the nature and quality of the services provided by ING Investments to the Funds; (3) the fairness of the compensation under the Investment Management Agreements in light of the services provided to the Funds; (4) the profitability to ING Investments from the Investment Management Agreements; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; (6) the expenses borne by the Funds and a comparison of each Fund's fees and expenses to those of a peer group of funds; and (7) ING Investments' compliance capabilities and efforts on behalf of each Fund. The Board of Directors/Trustees also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.

      In considering each Investment Management Agreement, the Board of Directors/Trustees, including the Independent Directors/Trustees, did not identity any single factor as all-important or controlling. However, the Independent Directors/Trustees indicated that, generally, they initially scrutinized the performance of each Fund, including performance in relation to a peer group of funds and in relation to a benchmark index or a combination of indexes, and the fees paid by the Fund. With respect to Funds that had relatively poor performance in relation to a peer group of funds, the Independent Directors/Trustees considered the reasons given by management and the actions undertaken, or contemplated, by management to improve such performance.

      The factors considered by the Board of Directors/Trustees in reviewing the Sub-Advisory Agreements included, but were not limited to, the following: (1) the performance of the Funds; (2) the nature and quality of the services provided by the Sub-Advisers; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each Sub-Adviser; and (5) the costs for the services of the Sub-Adviser. The Board of Directors/Trustees also considered the advisory fee retained by ING Investments for its services to sub-advised Funds.

      In reviewing the terms of each Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreements and Sub-Advisory Agreements, the Independent Directors/Trustees were represented by independent legal counsel. Based upon its review, the Board of Directors/Trustees has determined that the Investment Management Agreements and Sub-Advisory Agreements are in the best interests of the Funds and their shareholders and that the Advisory and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Directors/Trustees of each Fund, including the unanimous vote of the Independent Directors/Trustees, approved the Investment Management Agreements and Sub-Advisory Agreements.

      Each Investment Management Agreement is terminable without penalty upon notice given by the Board of Directors/Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon notice given by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940
Act).

      As of August 31, 2002, ING Investments had assets under management of over $33.0 billion.

                             INVESTMENT ADVISER FEES

      The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser (if any). For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

SERIES                                  ANNUAL INVESTMENT MANAGEMENT FEE
------                                  --------------------------------
Biotechnology Fund                      1.25% of the Fund's average daily net assets.(1)

Convertible Fund                        0.75% of the first $500 million of the Fund's average net assets, 0.675% of the next $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion.

Equity and Bond Fund                    0.75% of the first $500 million of the Fund's average net assets, 0.675% of the Fund's next $500 million of average net assets, and 0.65% of the Fund's average net assets in excess of $1 billion.

Financial Services Fund                 1.00% of the first $30 million of the Fund's average daily net assets, 0.75%
                                        of the Fund's next $95 million of average daily net assets and 0.70% of the
                                        Fund's average daily net assets in excess of $125 million.  The fees are computed and accrued daily and paid monthly.

Growth Opportunities Fund               0.95% of the Fund's average daily net assets.

Growth + Value Fund                     1.00% of the Fund's average daily net assets.

Large Company Value Fund                0.75% of the Fund's average daily net assets on the first $100 million, 0.60%
                                        of the Fund's average daily net assets on the next $50 million, 0.50% of the
                                        Fund's average daily net assets on the next $100 million and 0.40% of the
                                        Fund's average daily net assets thereafter.

LargeCap Growth Fund                    0.75% of the first $500 million of the Fund's average net assets, 0.675% of the next $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion.

MagnaCap Fund                           1.00% of the Fund's average daily net assets on the first $30 million of net assets.  The annual rate is reduced to 0.75% on net assets from $30 million to
                                        $250 million; to 0.625% on net assets from $250 million to $500 million; and
                                        to 0.50% on net assets over $500 million.  The fees are accrued daily and paid monthly.

MidCap Opportunities Fund               1.00% of the Fund's average daily net assets.

MidCap Value Fund                       1.00% of the Fund's average daily net assets.

Real Estate Fund                        0.70% of the Fund's average daily net assets.

Research Enhanced Index Fund            0.70% of the Fund's average daily net assets.

SmallCap Opportunities Fund             1.00% of the Fund's average daily net assets.

SmallCap Value Fund                     1.00% of the Fund's average daily net assets.

Tax Efficient Equity Fund               0.80% of the Fund's average daily net assets.



--------

(1) As described in more detail below, the management fee may increase or decrease by up to 0.50% based upon the Fund's investment performance. This "performance fee" will accrue daily but will not be paid until after one full year of operations.

                      TOTAL ADVISORY FEES PAID BY THE FUNDS

The following charts set forth the total amounts the Funds paid to the Investment Adviser for the last three fiscal years:

                                             MAY 31                               JUNE 30
                                 ------------------------------       ------------------------------
                                    2002               2001 (2)          2000              1999 (3)
                                 ----------          ----------       ----------          ----------
Convertible Fund(1)              $2,156,604          $3,050,129       $2,652,928          $  438,229
Equity and Bond Fund(1)(4)       $  892,830          $  913,795       $  476,583          $   66,601
Financial Services Fund          $3,017,738          $2,766,066       $3,609,716          $5,893,806
LargeCap Growth Fund(1)          $2,935,487          $4,287,057       $2,997,541          $  115,161
MagnaCap Fund                    $2,642,299          $2,711,207       $3,251,123          $3,200,909

----------------------

(1) Prior to July 24, 1998, the Funds had not engaged the services of an investment adviser for the Class A, B, C and Institutional Portfolios because these portfolios invested all their assets in master funds of the Master Trust. Consequently, the amounts of the advisory fees reported were for services provided to the master funds of the Master Trust.

(2) Reflects eleven-month period from July 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from June 30.

(3) Reflects three-month period from April 1, 1999 to June 30, 1999. Effective May 24, 1999, the Funds changed their fiscal year end to June 30 from March 31.

(4)   Formerly known as the Pilgrim Balanced Fund and Equity and Income Fund.


                                                 OCTOBER 31
                            ------------------------------------------------
                               2001                2000                1999
                            --------            --------            --------
Real Estate Fund(1)(2)      $495,072            $394,098            $342,233


---------------------------

(1) The advisory fees reflected in the table represented amounts paid to CRA, as the Fund's investment adviser. Effective November 4, 2002, ING Investments became the investment adviser to the Fund and CRA became the Sub-Adviser.

(2)   Formerly known as CRA Realty Shares Portfolio.


                                                 MAY 31,                          OCTOBER 31,
                                      ------------------------------       ---------------------------
                                         2002               2001(3)           2000             1999
                                      ----------          ----------       ----------       ----------
Growth + Value Fund                   $4,983,047          $4,401,021       $7,639,602       $2,711,399
Research Enhanced Index Fund(1)       $1,029,681          $  815,269       $1,741,851       $  690,257
Tax Efficient Equity Fund(2)          $  391,876          $  260,789       $  225,464       $   77,690

-----------------------------------

(1)   Research Enhanced Index Fund commenced operations on December 30, 1998.

(2)   Tax Efficient Equity Fund commenced operations on December 15, 1998.

(3) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from October 31.

                                               MAY 31,                        DECEMBER 31,
                                  ------------------------------       ---------------------------
                                     2002              2001(1)            2000             1999
                                  ----------          ----------       ----------       ----------
Biotechnology Fund(2)             $    2,694              N/A              N/A              N/A
Growth Opportunities Fund         $3,583,090          $2,339,228       $5,951,486       $1,865,457
Large Company Value Fund(3)       $1,273,036          $  582,390       $1,549,898       $1,498,729
MidCap Opportunities Fund         $1,036,003          $  567,295       $1,439,697       $  483,746
MidCap Value Fund(2)              $   71,673              N/A              N/A              N/A
SmallCap Value Fund(2)            $   49,767              N/A              N/A              N/A
SmallCap Opportunities Fund       $3,747,533          $1,954,402       $5,594,488       $1,915,854


(1) Reflects five-month period from January 1, 2001 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from December 31.

(2) The Biotechnology Fund, MidCap Value Fund, and SmallCap Value Fund commenced operations on March 7, 2002, February 1, 2002 and February 1, 2002 respectively.

(3)   Formerly Pilgrim Growth and Income Fund.

SUB-ADVISORY AGREEMENTS

      The Investment Management Agreement for certain ING Funds provides that the Investment Adviser, with the approval of a Company's Board of Directors/Trustees, may select and employ a Sub-Adviser for any ING Fund, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and officers of a Company who are employees of the Investment Adviser or its affiliates and office rent of a Company. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreements.

      Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the ING Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the ING Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Company who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

      The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors/Trustees, on behalf of a Company, or the shareholders of a Fund upon written notice. Otherwise, after an initial term, the Sub-Advisory Agreements will remain in effect from year to year, subject to the annual approval of the appropriate Board of Directors/Trustees, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors/Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Navellier, Navellier acts as Sub-Adviser to Growth + Value Fund. In this capacity, Navellier, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, manages the Fund's portfolio investments consistently with its investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Navellier is wholly owned and controlled by its sole stockholder, Louis G. Navellier. Navellier's address is 1 East Liberty, Third Floor, Reno, Nevada, 89501.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Aeltus, Aeltus acts as Sub-Adviser to Research Enhanced Index Fund. In this capacity, Aeltus, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is a wholly owned subsidiary of ING Groep N.V..

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and AW Advisors, AW Advisors serves as Sub-Adviser to the Biotechnology Fund. In this capacity, AW Advisors, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio of investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. AW Advisors' address is 500 N. Franklin Turnpike, Ramsey, NJ 07446.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Brandes, Brandes acts as Sub-Adviser to the MidCap Value Fund and the SmallCap Value Fund. In this capacity, Brandes, subject to the supervision and control of the Investment Adviser and the Trustees of the Funds, manages each Fund's portfolio investments in a manner consistent with each Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Brandes' address is 11988 El Camino Real Suite 500, P.O. Box 919048, San Diego, California 92191. Charles Brandes, who controls the general partnership of Brandes, serves as one of the Managing Directors of Brandes.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and CRA, CRA acts as Sub-Adviser to the Real Estate Fund. In this capacity, CRA, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, manages the Fund's portfolio of investments in a manner consistent with each Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Located at 259 Radnor-Chestor Road, Radnor, PA 19087, CRA is in the business of providing investment advice to institutional and individual clients.

      For the following Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

         SERIES                                     ANNUAL SUB-ADVISORY FEE
         ------                                     -----------------------
Biotechnology Fund                                  0.625% of the Fund's average daily net assets (plus or
                                                    minus the performance adjustment (read below).
Growth + Value Fund                                 0.50% of the Fund's average daily net assets

MidCap Value Fund                                   0.70% of the Fund's average daily net assets

SmallCap Value Fund                                 0.70% of the Fund's average daily net assets

Real Estate Fund                                    0.70% of the net assets of the Fund's predecessor Fund (CRA
                                                    Realty Shares Fund) and 0.35% of additional assets raised
                                                    subsequent to ING Investments becoming the Fund's Investment
                                                    Adviser.

Research Enhanced Index Fund                        0.20% of the Fund's average daily net assets

      Biotechnology Fund. The Biotechnology Fund has agreed to pay a performance-based advisory fee so that if the Biotechnology Fund's performance is greater than that of the NASDAQ Biotechnology Index (the "Index"), the advisory fee is higher, and if it is less than that of the Index, the advisory fee is lower. The management fee may increase or decrease by 0.50% based on the Fund's investment performance. This "performance fee" will accrue daily but will not be paid until after one full year of operations.

      The Fund's performance-based fee is made up of two components: a base advisory fee of 1.25% of the Fund's average daily net assets and a performance adjustment. Under the Fund's Investment Management Agreement, the Fund will pay the entire advisory fee to ING Investments. ING Investments will retain a fixed amount of 0.625% of the base advisory fee and will, in turn, pay the remainder of the base advisory fee (0.625%), as adjusted by the performance adjustment, to AW Advisors. If the performance of Class A shares of the Fund is up to two (2) percentage points higher or lower than the performance of the Index, there is no performance adjustment.

      If the performance of Class A shares exceeds the performance of the Index by more than two (2) percentage points, the sub-advisory fee can increase by up to 0.50% and if the performance of Class A shares lags behind the performance of the Index by more than two (2) percentage points, the sub-advisory fee could decrease by up to 0.50% as shown in the following schedule.

   ANNUAL % POINT DIFFERENCE                                    PERFORMANCE ADJUSTMENT
   BETWEEN CLASS A SHARES OF      ANNUAL BASE ADVISORY FEE      PAYABLE TO AW ADVISORS,    ANNUAL TOTAL ADVISORY FEE
 BIOTECHNOLOGY FUND AND NASDAQ     (AS A % OF AVERAGE NET       LLC (AS A % OF AVERAGE       (AS A % OF AVERAGE NET
        BIOTECH INDEX*                     ASSETS)                 DAILY NET ASSETS)                ASSETS)
 -----------------------------   -------------------------      -----------------------    -------------------------
        5.01 or better                      1.25%                       0.500%                       1.750%
         4.01 to 5.00                       1.25%                       0.375%                       1.625%
         3.01 to 4.00                       1.25%                       0.250%                       1.500%
         2.01 to 3.00                       1.25%                       0.125%                       1.375%
         2.00 to -2.00                      1.25%                       0.000%                       1.250%
        -2.01 to -3.00                      1.25%                       -0.125%                      1.125%
        -3.01 to -4.00                      1.25%                       -0.250%                      1.000%
         -4.01 to 5.00                      1.25%                       -0.375%                      0.875%
         -5.00 or more                      1.25%                       -0.500%                      0.750%

------------------------------

* Measured over the performance period which, beginning twelve months after the Fund has commenced operations, will be a rolling 12 month period ended with the most recent calendar month. Since the performance adjustment is based on the comparative performance of Class A shares against the Index, the controlling factor is not whether the performance of Class A shares is up or down, but whether that performance is up or down more than or less than that of the Index. In addition, the relative performance of Class A shares against the index is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time.

      Former Sub-Adviser for Research Enhanced Index Fund. J.P. Morgan Investment Management LLC ("J.P. Morgan") served as Sub-Adviser to Research Enhanced Index Fund through August 2001. For the fiscal year ended October 31, 2000, the Investment Adviser paid portfolio management fees to J.P. Morgan of $497,672.

      Former Sub-Adviser for LargeCap Growth Fund and Convertible Fund. Nicholas-Applegate Capital Management ("NACM") served as Sub-Adviser to LargeCap Growth Fund and Convertible Fund through September 30, 2000. Prior to May 24, 1999, NACM was the investment adviser of the Funds, and neither the Funds nor NACM paid portfolio manager fees. For the fiscal year ended June 30, 2000, the Investment Adviser paid portfolio management fees to NACM of $2,820,752 and for the three-month period ended September 30, 2000 paid portfolio management fees of $1,155,335.

      Former Sub-Adviser to the Tax-Efficient Equity Fund. Delta Asset Management ("Delta") served as Sub-Adviser to Tax-Efficient Equity Fund through March 15, 2002. For the fiscal period ended May 31, 2002, the Investment Adviser paid portfolio management fees to Delta of $164,767; for the fiscal period ended May 31, 2001, the Investment Adviser paid portfolio management fees of $91,563; and for the fiscal periods ended October 31, 1999 and October 31, 2000, the Investment Adviser paid portfolio management fees to Delta of $38,845 and $172,732, respectively.

             TOTAL SUB-ADVISORY FEES PAID BY THE INVESTMENT ADVISER
                         DURING THE FISCAL PERIOD ENDED:

                                                MAY 31,                             OCTOBER 31,
                                      ---------------------------          ---------------------------
                                         2002             2001                2000             1999
                                      ----------       ----------          ----------       ----------
Biotechnology Fund(1)                 $    1,347           N/A                 N/A              N/A
Growth + Value Fund                   $2,545,823       $2,200,510(3)       $3,819,801       $1,355,700
MidCap Value Fund(1)                  $   35,837           N/A                 N/A              N/A
Real Estate Fund(2)                       N/A              N/A                 N/A              N/A
SmallCap Value Fund(1)                $   24,883           N/A                 N/A              N/A
Research-Enhanced Index Fund(4)       $  294,195       $  232,934(3)       $  497,672       $  199,666

-------------------------------

(1) The Biotechnology Fund, MidCap Value Fund, and SmallCap Value Fund commenced operations on March 7, 2002, February 1, 2002 and February 1, 2002 respectively.

(2) Prior to November 4, 2002, CRA served as the investment adviser rather than the Sub-Adviser to the Fund. Effective November 4, 2002, ING Investments became the investment adviser to the Fund, and CRA became the Sub-Adviser.

(3) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective July 26, 2000, each Fund except Real Estate Fund changed its fiscal year end to May 31 from October 31.

(4)   Research Enhanced Index Fund commenced operations on December 30, 1998.

ADMINISTRATION

      ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all Funds, except Financial Services Fund and MagnaCap Fund pursuant to various Administrative Services Agreements with the Funds. Subject to the supervision of the Board of Directors/Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser.

      Growth + Value, Growth Opportunities, MidCap Opportunities, SmallCap Opportunities and Research Enhanced Index also pay ING Funds Services, LLC an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

      ING Funds Services serves as Shareholder Service Agent for the Financial Services and MagnaCap Funds pursuant to Shareholder Service Agreement ("Agreement"). Under the terms of the Agreement, ING Funds Services has agreed to: (1) review, respond and process to correspondence from former, existing or new shareholder accounts and (2) receive and respond, in writing if necessary, to telephone calls pertaining to any former, existing or new shareholder accounts and maintain prior recordkeeping regarding such calls and responses. The Agreement does not provide for any services required to be provided by a registered broker-dealer or registered transfer agent. Prior to March 1, 2002, ING Funds Services served as Shareholder Service Agent for the Convertible, Equity and Bond and LargeCap Growth Funds.

      Prior to July 26, 2000, Lexington Management Corporation ("LMC") acted as administrator to Large Company Value Fund, and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparing financial information for semi-annual and annual reports, preparing registration statements, calculating net asset values, providing shareholder communications, supervising the Custodian and Transfer Agent and providing facilities for such services. The Funds reimbursed LMC for its actual cost in providing such services, facilities and expenses.

      Prior to May 24, 1999, Convertible, Equity and Bond, and LargeCap Growth Funds had an Administration Agreement with Investment Company Administration ("ICA"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018. Pursuant to an Administration Agreement with Convertible, Equity and Bond, and LargeCap Growth Funds, ICA was responsible for performing all administrative services required for the daily business operations of Mutual Funds, subject to the supervision of the Board of Trustees of the Funds. For the fiscal year ended March 31, 1999, ICA received aggregate compensation of $1,059,155, for all of the series of Mutual Funds.

      Also, prior to May 24, 1999, Convertible, Equity and Bond, and LargeCap Growth Funds had an Administrative Services Agreement with NACM under which NACM was responsible for providing all administrative services which are not provided by ICA or by the Fund's Distributor, transfer agents, accounting agents, independent accountants and legal counsel. For the fiscal year ended March 31, 1999, NACM received aggregate compensation of $1,603,130, for all of the series of the former Mutual Funds pursuant to the Administrative Services Agreement.

      Prior to November 4, 2002, Real Estate Fund had an Administration Agreement with SEI Investments Mutual Funds Services ("SEI") under which SEI was responsible for providing the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. SEI also served as shareholder servicing agent for the Fund under a shareholder servicing agreement with the Fund pursuant to which SEI provided certain shareholder services in addition to those included in the Administration Agreement.

                   TOTAL ADMINISTRATIVE FEES PAID BY THE FUNDS


                                                   MAY 31,                        OCTOBER 31,
                                         ---------------------------       ---------------------------
                                            2002             2001(1)          2000             1999
                                         ----------       ----------       ----------       ----------
Growth + Value Fund(4)                   $1,031,063       $  440,102       $  836,071       $  358,875
Research Enhanced Index Fund(2)(4)       $  208,822       $  116,467       $  272,002       $  122,493
Tax Efficient Equity Fund (3)(4)         $   49,206       $   32,599            N/A              N/A


-----------------------------------

(1) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective July 26, 2000 (March 23, 2001 with respect to Tax Efficient Equity Fund), the Funds changed their fiscal year end to May 31 from October 31.

(2)   Research Enhanced Index Fund commenced operations on December 30, 1998.

(3)   Tax Efficient Equity Fund commenced operations on December 15, 1998.

(4) Includes an annual shareholding account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.


                                                 OCTOBER 31
                                 ------------------------------------------
                                   2001             2000              1999
                                 --------          -------          -------
Real Estate Fund(1)              $111,081          $91,131          $87,875


---------------------------------------------

(1) Administrative fees shown in the table represent the amount paid to SEI Investments Mutual Funds Services, the Fund's prior administrator. Effective November 4, 2002, ING Funds Services became the Fund's administrator.


                                             MAY 31,                       DECEMBER 31,
                                     -----------------------          -----------------------
                                       2002           2001              2000           1999
                                     --------       --------          --------       --------
Biotechnology Fund(1)                $    237          N/A               N/A            N/A
Growth Opportunities Fund(3)         $796,611       $246,235(2)       $868,829       $248,728
Large Company Value Fund             $194,607       $ 91,556(2)            N/A            N/A
MidCap Opportunities Fund(3)         $153,373       $ 56,730(2)       $155,988       $ 48,903
SmallCap Opportunities Fund(3)       $726,375       $195,440(2)       $826,269       $255,447
MidCap Value Fund (1)                $  7,168          N/A               N/A            N/A
SmallCap Value Fund (1)              $  4,977          N/A               N/A            N/A

------------------------------------

(1) As of May 31, 2001, the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund had not commenced operations.

(2) Reflects five-month period from January 1, 2001 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from December 31.

(3) Includes an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares

     ADMINISTRATIVE AND SHAREHOLDER SERVICING FEES PAID BY CONVERTIBLE FUND,
                  EQUITY AND BOND FUND AND LARGECAP GROWTH FUND

                                      MAY 31                         JUNE 30
                            --------------------------       -----------------------
                             2002(3)           2001(1)         2000           1999
                            --------          --------       --------       --------
Convertible Fund            $ 63,637          $ 26,465       $ 29,890       $    564(2)
Equity and Bond Fund        $ 35,827          $ 16,100       $  7,816       $    300(2)
Large Cap Growth Fund       $103,457          $ 30,990       $ 27,554       $    761(2)

(1) Reflects eleven month period from July 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from June 30.

(2) Reflects three month period from April 1, 1999 to June 1, 1999. Effective May 24, 1999, the Funds changed their fiscal year end to June 30 from March 31.

(3) Effective March 1, 2002, the Funds entered into a new Administration Agreement with ING Funds Services, LLC ("IFS"). Prior to March 1, 2002, IFS acted as Shareholder Services Agent for the Funds.


  SHAREHOLDER SERVICING FEES PAID BY FINANCIAL SERVICES FUND AND MAGNACAP FUND


                                        MAY 31                          JUNE 30
                              --------------------------       -----------------------
                                2002             2001 (1)        2000           1999
                              --------          --------       --------       --------
Financial Services Fund       $ 17,641          $ 24,009       $ 43,262       $110,083
MagnaCap Fund                 $ 23,960          $ 24,130       $ 31,735       $ 55,048

-----------------------------

(1) Reflects eleven month period from July 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from June 30.

                          EXPENSE LIMITATION AGREEMENTS

      The Investment Adviser has entered into expense limitation agreements with the following ING Funds, pursuant to which the Investment Adviser, and Sub-Adviser, as applicable, has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of these Funds (which exclude interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser or Sub-Adviser do not exceed:

FUND                                  CLASS A     CLASS B     CLASS C     CLASS I     CLASS M     CLASS Q     CLASS T
-----                                 -------     -------     -------     -------     -------     -------     -------
Biotechnology Fund                     2.00%       2.75%       2.75%        N/A         N/A        2.00%        N/A
Convertible Fund                       1.60%       2.25%       2.25%        N/A         N/A        1.50%        N/A
Equity and Bond Fund                   1.60%       2.25%       2.25%        N/A         N/A        1.50%       2.00%
Large Company Value Fund               2.75%       3.50%       3.50%        N/A         N/A        2.75%        N/A
LargeCap Growth Fund                   1.60%       2.25%       2.25%        N/A         N/A        1.50%        N/A
MidCap Opportunities Fund              1.50%       2.20%       2.20%       1.20%        N/A        1.35%        N/A

FUND                                  CLASS A     CLASS B     CLASS C     CLASS I     CLASS M     CLASS Q     CLASS T
-----                                 -------     -------     -------     -------     -------     -------     -------
MidCap Value Fund                      1.75%       2.50%       2.50%       1.50%        N/A        1.75%        N/A
Real Estate Fund                       1.45%       2.20%       2.20%       1.00%        N/A        1.45%        N/A
SmallCap Value Fund                    1.75%       2.50%       2.50%       1.50%        N/A        1.75%        N/A
Tax Efficient Equity Fund              1.45%       2.20%       2.20%        N/A         N/A         N/A         N/A

      Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

      The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement to a lead Independent Trustee within ninety (90) days' of the end of the then-current term for that Fund or upon termination of the Investment Management Agreement. Each Expense Limitation Agreement may also be terminated by the Fund, without payment of any penalty, upon written notice to the Investment Adviser at its principal place of business within ninety (90) days' of the end of the then-current term for a Fund.

      For Convertible, Equity and Bond, and LargeCap Growth Funds, prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of the Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%.

      The voluntary fee reductions (recoupments) were as follows:

                                      MAY 31                          JUNE 30
                           -----------------------------       -----------------------
FUND                         2002             2001(1)            2000          1999(2)
----                       --------        -------------       --------       --------
Convertible Fund                 --        ($28,211) (3)       $      0       $      0
Equity and Bond Fund       ($40,880)       $     262,968       $179,601       $ 12,611
LargeCap Growth Fund             --        ($10,162) (3)       $      0       $  4,314

------------------------------------

(1) Reflects eleven month-period from June 30, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from June 30.

(2) Reflects three-month period from April 1, 1999 to June 30, 1999. Effective May 24, 1999, the Funds changed their fiscal year end to June 30 from March 31.

(3) Reflects reimbursements by the Fund for voluntary fee reductions made in prior periods.


                                         MAY 31,                 OCTOBER 31,
                                 ----------------------     --------------------
FUND                              2002         2001(1)        2000       1999(2)
----                             -------     ----------     --------    --------
Tax Efficient Equity Fund        $82,248     $122,924(3)    $517,049    $413,162


------------------------------------

(1) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective March 23, 2001, the Funds changed their fiscal year end to May 31 from October 31.

(2)   Tax Efficient Equity Fund commenced operations on December 15, 1998.

(3) ING Mutual Funds Management served as the investment adviser to the Tax Efficient Equity Fund prior to April 30, 2001. On April 30, 2001, ING Mutual Funds Management Co. LLC merged into the Investment Adviser. The Investment Adviser assumed all contracts, obligations and assets of ING Mutual Funds Management Co. LLC.

                                           OCTOBER 31,
                               -----------------------------------
FUND                              2001          2000       1999(2)
----                           --------       --------    --------
Real Estate Fund(1)            $122,924(3)    $517,049    $413,162


-------------------------------

(1) Prior to November 4, 2002, CRA voluntarily limited expenses of the Real Estate Fund to 1.00% and 1.25% of average daily net assets for Institutional Shares and Class A shares, respectively. The amounts in the table reflect the amounts of the voluntary fee reductions.

      Prior to July 26, 2000, the Investment Adviser voluntarily limited expenses of the Large Company Value Fund to 2.75% of the average daily net assets of the Class A shares of the Fund. The voluntary fee reductions were as follows:

                                         MAY 31,                 OCTOBER 31,
                                  --------------------        -----------------
FUND                              2002         2001(1)        2000        1999
----                              ----         -------        ----        ----
Large Company Value Fund           $0            $0            $0           $0

------------------------------------

(1) Reflects seven-month-period from November 1, 2000 to May 31, 2001. Effective July 26, 2000, the Fund changed its fiscal year end to May 31 from October 31.


DISTRIBUTOR

      Shares of each Fund are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to Underwriting Agreements between each Company and the Distributor on behalf of each Fund. The Distributor's address is 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258. Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended (the "1933 Act"). After an initial term, each Underwriting Agreement will remain in effect for two years and from year to year only if its continuance is approved annually by a majority of the Board of Directors/Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors/Trustees or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the ING Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the ING Funds and have no effect on the net asset value of the ING Funds. The Distributor, like the Investment Adviser, is an indirect, wholly owned subsidiary of ING Groep N.V.. Prior to July 26, 2000, the distributor for Large Company Value Fund was Lexington Funds Distributor, Inc. ("LFD"). Prior to November 6, 2000, ING Funds Distributor, LLC (the former distributor to the funds managed by ING Investment Management Co.
LLC) served as the distributor for the Internet Fund and the Tax Efficient Equity Fund.

      For the fiscal years ended May 31, 2001 and May 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:


                                    CLASS A                   CLASS A
                                 SALES CHARGES             SALES CHARGES                CLASS B                  CLASS C
                                    BEFORE                     AFTER                    DEFERRED                DEFERRED
           FUND               DEALER RE-ALLOWANCE       DEALER RE-ALLOWANCE           SALES CHARGES            SALES CHARGES
-------------------------   -----------------------   -----------------------   -----------------------   -----------------------
                               2002         2001         2002         2001         2002         2001         2002         2001
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Biotechnology Fund(1)       $      115       N/A      $       15       N/A          N/A          N/A      $        0       N/A

                                    CLASS A                   CLASS A
                                 SALES CHARGES             SALES CHARGES                CLASS B                  CLASS C
                                    BEFORE                     AFTER                    DEFERRED                DEFERRED
           FUND               DEALER RE-ALLOWANCE       DEALER RE-ALLOWANCE           SALES CHARGES            SALES CHARGES
-------------------------   -----------------------   -----------------------   -----------------------   -----------------------
                               2002         2001         2002         2001         2002         2001         2002         2001
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Convertible Fund            $  129,109   $  772,204   $   16,833   $  100,722   $        0   $        0   $    7,584   $   37,540
Equity and Bond Fund        $   43,619   $   41,348   $    5,687   $    5,393   $        0   $        0   $      832   $    3,444
Financial Services Fund     $  295,993   $  367,564   $   38,591   $   47,943   $        0   $        0          N/A          N/A
Growth Opportunities Fund   $  145,607   $  371,878   $   18,984   $   48,506   $        0   $        0   $    7,129   $   44,851
Growth + Value Fund         $  288,630   $1,117,379   $   37,631   $  145,745   $        0   $        0   $   17,951   $   77,220
Large Company Value Fund    $   44,463   $   12,678   $    5,797   $    1,654   $        0   $        0   $    1,064   $      674
LargeCap Growth Fund        $  182,922   $1,256,708   $   23,849   $  163,918   $        0   $        0   $   14,416   $   59,975
MagnaCap Fund               $  145,952   $  152,769   $   19,029   $   19,926   $        0   $        0   $      614   $    4,073
MidCap Opportunities Fund   $   37,223   $   46,872   $    4,853   $    6,114   $        0   $        0   $    1,970   $    5,884
MidCap Value Fund(1)        $        0       N/A      $        0       N/A             N/A          N/A   $       92       N/A
Researched Enhanced Index
Fund                        $   17,350   $   32,648   $    2,262   $    4,258   $        0   $        0   $    9,675   $   15,808
SmallCap Opportunities
Fund                        $  187,585   $   50,992   $   24,457   $    6,651   $        0   $        0   $    6,917   $   21,098
SmallCap Value Fund(1)      $        0       N/A      $        0       N/A             N/A          N/A   $        4       N/A
Tax Efficient Equity Fund   $   23,892   $   28,144   $    3,115   $    3,671   $        0   $        0   $      178   $      567

------------------------------------


(1) As of May 31, 2001, the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund had not commenced operations.

                                               CLASS M                 CLASS M
                                            SALES CHARGES           SALES CHARGES             CLASS T
                                               BEFORE                   AFTER                 DEFERRED
           FUND                          DEALER RE-ALLOWANCE      DEALER RE-ALLOWANCE       SALES CHARGES
           ----                          -------------------      -------------------    ------------------
                                          2002         2001       2002       2001        2002          2001
                                         ------       ------     ------     ------       -----         ----
Biotechnology Fund(1)                       N/A          N/A        N/A        N/A         N/A          N/A
Convertible Fund                            N/A          N/A        N/A        N/A         N/A          N/A
Equity and Bond Fund                        N/A          N/A        N/A        N/A           0           $0
Financial Services Fund                     N/A          N/A        N/A        N/A         N/A          N/A
Growth Opportunities Fund                   N/A          N/A        N/A        N/A           0           $0
Growth + Value Fund                         N/A          N/A        N/A        N/A         N/A          N/A
Large Company Value Fund                    N/A          N/A        N/A        N/A         N/A          N/A
LargeCap Growth Fund                        N/A          N/A        N/A        N/A         N/A          N/A
MagnaCap Fund                            $5,328       $4,810     $1,141     $1,031         N/A          N/A
MidCap Opportunities Fund                   N/A          N/A        N/A        N/A         N/A          N/A
MidCap Value Fund(1)                        N/A          N/A        N/A        N/A         N/A          N/A
Real Estate Fund(2)                         N/A          N/A        N/A        N/A         N/A          N/A
Researched Enhanced Index Fund              N/A          N/A        N/A        N/A         N/A          N/A

                                               CLASS M                 CLASS M
                                            SALES CHARGES           SALES CHARGES             CLASS T
                                               BEFORE                   AFTER                 DEFERRED
           FUND                          DEALER RE-ALLOWANCE      DEALER RE-ALLOWANCE       SALES CHARGES
           ----                          -------------------      -------------------    ------------------
                                          2002         2001       2002       2001        2002          2001
                                         ------       ------     ------     ------       -----         ----
SmallCap Opportunities Fund                 N/A          N/A        N/A        N/A           0           $0
SmallCap Value Fund(1)                      N/A          N/A        N/A        N/A         N/A          N/A
Tax Efficient Equity Fund                   N/A          N/A        N/A        N/A         N/A          N/A

(1) As of May 31, 2001, the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund had not commenced operations.

(2)   As of May 31, 2002, the Real Estate Fund had not commenced operations.

      The Distributor received $4,391,568,$5,621,753 and $1,128,487 in sales charges, after re-allowance to Dealers, in connection with the sales of shares of shares of all ING Funds managed by the Investment Adviser during calendar years 2001, 2000 and 1999, respectively.

      Prior November 4, 2002, Class A shares of the Real Estate Fund were sold subject to a front-end sales charge of 4.25%. Selling dealers were normally reallowed 100% of the sales charge by SEI Investments Distribution Co., the Fund's distributor. However, Class A shares were not available to investors during the Fund's most recent fiscal year ended October 31, 2001.

                                RULE 12b-1 PLANS

      Each Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by each Fund ("Rule 12b-1 Plans"). The ING Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M, Class Q and Class T shares in amounts as set forth in the following table. The ING Funds do not have a 12b-1 Plan with respect to the Institutional Class (Class I).

                                                               FEES BASED ON AVERAGE DAILY NET ASSETS
                                                -------------------------------------------------------------------
NAME OF FUND                                    CLASS A     CLASS B     CLASS C     CLASS M     CLASS Q     CLASS T
------------                                    -------     -------     -------     -------     -------     -------
Biotechnology Fund                               0.25%       1.00%       1.00%        N/A        0.25%        N/A
Convertible Fund                                 0.35%       1.00%       1.00%        N/A        0.25%        N/A
Equity and Bond Fund                             0.35%       1.00%       1.00%        N/A        0.25%       0.75%
Financial Services Fund                          0.25%       1.00%        N/A         N/A         N/A         N/A
Growth Opportunities Fund                        0.30%       1.00%       1.00%        N/A        0.25%       0.95%
Growth + Value Fund                              0.30%       1.00%       1.00%        N/A        0.25%        N/A
Large Company Value Fund                         0.25%       1.00%       1.00%        N/A        0.25%        N/A
LargeCap Growth Fund                             0.35%       1.00%       1.00%        N/A        0.25%        N/A
MagnaCap Fund                                    0.30%       1.00%       1.00%       0.75%       0.25%        N/A
MidCap Opportunities Fund                        0.30%       1.00%       1.00%        N/A        0.25%        N/A
MidCap Value Fund                                0.25%       1.00%       1.00%        N/A        0.25%        N/A
Real Estate Fund                                 0.25%       1.00%       1.00%        N/A        0.25%        N/A
Research Enhanced Index Fund                     0.30%       1.00%       1.00%        N/A        0.25%        N/A
SmallCap Opportunities Fund                      0.30%       1.00%       1.00%        N/A        0.25%       0.95%
SmallCap Value Fund                              0.25%       1.00%       1.00%        N/A        0.25%        N/A
Tax Efficient Equity Fund                        0.35%       1.00%       1.00%        N/A         N/A         N/A

      These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M, Class Q and Class T shares of the ING Funds, including payments to dealers for selling shares of the ING Funds and for servicing shareholders of these classes of the ING Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

      Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% for Class C, 0.65% for Class M, and 0.15% - 0.65% for Class
T. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, Class B or Class C shares, and in the first month following a purchase of Class M and Class T shares. In addition, a 0.25% fee may be paid on Class Q shares.

      The Distributor will be reimbursed for its actual expenses incurred under a Rule 12b-1 Plan with respect to Class A shares of MagnaCap Fund. The Distributor has incurred costs and expenses with respect to Class A shares that may be reimbursable in future months or years in the amounts of $701,353 for MagnaCap Fund (0.30% of its net assets) as of May 31, 2002. With respect to Class A shares of each other Fund and Class B, Class C, Class M, Class Q and Class T shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

      In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the ING Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to: cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs; seminars for the public; advertising and sales campaigns regarding one or more of the ING Funds or other funds managed by the Investment Adviser and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the ING Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the ING Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the ING Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

      The Rule 12b-1 Plans have been approved by the Board of Directors/Trustees of each Fund, including all of the Directors/Trustees who are not interested persons of the Company as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors/Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors/Trustees or by a vote of a majority of the Fund's outstanding shares on written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

      In approving each Rule 12b-1 Plan, the Board of Directors/Trustees has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors/Trustees, including those Directors/Trustees who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such ING Funds and their respective shareholders.

      Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors/Trustees who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

      The Distributor is required to report in writing to the Board of Directors/Trustees at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

      Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Funds for the fiscal year ended May 31, 2002 were as follows.


DISTRIBUTION EXPENSES              CLASS A       CLASS B         CLASS C       CLASS M        CLASS Q      CLASS T
---------------------              -------       -------         -------       -------        -------      -------
Biotechnology Fund
Advertising .................          161             1               0           N/A           N/A           N/A
Printing ....................        3,054            27               0           N/A           N/A           N/A
Salaries & Commissions ......       28,425           253               0           N/A           N/A           N/A
Broker Servicing ............        9,815            87               0           N/A           N/A           N/A
Miscellaneous ...............       13,291           118               0           N/A           N/A           N/A
TOTAL .......................       54,745           486               0           N/A           N/A           N/A

Convertible Fund
Advertising .................          387           505           1,309           N/A            47           N/A
Printing ....................        7,351         9,590          24,879           N/A           884           N/A
Salaries & Commissions ......       49,914        65,116         168,922           N/A         6,003           N/A
Broker Servicing ............      205,836       268,524         696,596           N/A        24,755           N/A
Miscellaneous ...............       51,218        66,816         173,333           N/A         6,160           N/A
TOTAL .......................      314,706       410,551       1,065,039           N/A        37,849           N/A

DISTRIBUTION EXPENSES              CLASS A       CLASS B         CLASS C       CLASS M        CLASS Q      CLASS T
---------------------              -------       -------         -------       -------        -------      -------
Equity and Bond Fund
Advertising .................          346           233             358           N/A             3            88
Printing ....................        6,570         4,429           6,810           N/A            49         1,677
Salaries & Commissions ......       45,232        30,496          46,890           N/A           336        11,546
Broker Servicing ............      143,599        96,816         148,863           N/A         1,065        36,654
Miscellaneous ...............       29,639        19,983          30,725           N/A           220         7,565
TOTAL .......................      225,386       151,957         233,646           N/A         1,673        57,530

Financial Services Fund
Advertising .................        1,634         1,485             N/A           N/A           N/A           N/A
Printing ....................       31,053        28,207             N/A           N/A           N/A           N/A
Salaries & Commissions ......      217,073       197,176             N/A           N/A           N/A           N/A
Broker Servicing ............      433,988       394,207             N/A           N/A           N/A           N/A
Miscellaneous ...............      113,770       103,341             N/A           N/A           N/A           N/A
TOTAL .......................      797,518       724,416             N/A           N/A           N/A           N/A

Growth + Value
Advertising .................          735         1,333           2,043           N/A           279           N/A
Printing ....................       13,966        25,333          38,813           N/A         5,310           N/A
Salaries & Commissions ......       95,941       174,029         266,632           N/A        36,480           N/A
Broker Servicing ............      299,235       542,786         831,608           N/A       113,780           N/A
Miscellaneous ...............      140,711       255,238         391,053           N/A        53,504           N/A
TOTAL .......................      550,588       998,719       1,530,149           N/A       209,353           N/A

Growth Opportunities Fund
Advertising .................          630           598             998           N/A           147           282
Printing ....................       11,973        11,358          18,954           N/A         2,800         5,351
Salaries & Commissions ......       80,498        76,362         127,433           N/A        18,828        35,974
Broker Servicing ............      274,355       260,260         434,321           N/A        64,171       122,606
Miscellaneous ...............      119,771       113,618         189,606           N/A        28,014        53,525
TOTAL .......................      487,227       462,196         771,312           N/A       113,960       217,738

Large Company Value Fund
Advertising .................        1,469            51              51           N/A             0           N/A
Printing ....................       27,906           967             976           N/A             1           N/A
Salaries & Commissions ......      190,520         6,604           6,661           N/A             9           N/A
Broker Servicing ............      315,665        10,941          11,037           N/A            16           N/A
Miscellaneous ...............       94,393         3,272           3,300           N/A             5           N/A
TOTAL .......................      629,953        21,835          22,025           N/A            31           N/A

LargeCap Growth Fund
Advertising .................        1,026         1,066           1,696           N/A           113           N/A
Printing ....................       19,494        20,260          32,215           N/A         2,153           N/A
Salaries & Commissions ......      129,364       134,453         213,787           N/A        14,285           N/A
Broker Servicing ............      323,288       336,005         534,265           N/A        35,699           N/A
Miscellaneous ...............      192,376       199,944         317,920           N/A        21,243           N/A

DISTRIBUTION EXPENSES              CLASS A       CLASS B         CLASS C       CLASS M        CLASS Q      CLASS T
---------------------              -------       -------         -------       -------        -------      -------
TOTAL .......................      665,548       691,728       1,099,883           N/A        73,493           N/A

MagnaCap Fund
Advertising .................        1,596           688             196           220            36           N/A
Printing ....................       30,331        13,081           3,731         4,179           687           N/A
Salaries & Commissions ......      209,686        90,435          25,791        28,893         4,747           N/A
Broker Servicing ............      510,736       220,274          62,819        70,376        11,564           N/A
Miscellaneous ...............      137,102        59,131          16,863        18,892         3,104           N/A
TOTAL .......................      889,451       383,609         109,400       122,560        20,138           N/A

MidCap Opportunities Fund
Advertising .................          196           208             332           N/A            12           N/A
Printing ....................        3,715         3,943           6,307           N/A           226           N/A
Salaries & Commissions ......       27,266        28,943          46,292           N/A         1,658           N/A
Broker Servicing ............       63,377        67,274         107,600           N/A         3,853           N/A
Miscellaneous ...............       26,212        27,824          44,501           N/A         1,594           N/A
TOTAL .......................      120,766       128,192         205,032           N/A         7,343           N/A

MidCap Value Fund
Advertising .................          164            79              83           N/A             0           N/A
Printing ....................        3,121         1,502           1,585           N/A             1           N/A
Salaries & Commissions ......       31,568        15,193          16,030           N/A             7           N/A
Broker Servicing ............       13,999         6,737           7,108           N/A             3           N/A
Miscellaneous ...............       19,323         9,299           9,812           N/A             4           N/A
TOTAL .......................       68,175        32,810          34,618           N/A            15           N/A

Real Estate(1)                         N/A           N/A             N/A           N/A           N/A           N/A
Advertising .................          N/A           N/A             N/A           N/A           N/A           N/A
Printing ....................          N/A           N/A             N/A           N/A           N/A           N/A
Salaries & Commissions ......          N/A           N/A             N/A           N/A           N/A           N/A
Broker Servicing ............          N/A           N/A             N/A           N/A           N/A           N/A
Miscellaneous ...............          N/A           N/A             N/A           N/A           N/A           N/A
TOTAL

Research Enhanced Index Fund
Advertising .................           55           277             648           N/A             1           N/A
Printing ....................        1,044         5,256          12,315           N/A            24           N/A
Salaries & Commissions ......        7,052        35,499          83,175           N/A           162           N/A
Broker Servicing ............       38,516       193,877         454,260           N/A           884           N/A
Miscellaneous ...............        6,860        34,533          80,912           N/A           158           N/A
TOTAL .......................       53,527       269,442         631,310           N/A         1,229           N/A

DISTRIBUTION EXPENSES              CLASS A       CLASS B         CLASS C       CLASS M        CLASS Q      CLASS T
---------------------              -------       -------         -------       -------        -------      -------
SmallCap Opportunities Fund
Advertising .................        1,103         1,161           1,250           N/A            28           186
Printing ....................       20,962        22,066          23,757           N/A           528         3,543
Salaries & Commissions ......      146,957       154,696         166,549           N/A         3,699        24,838
Broker Servicing ............      401,014       422,134         454,477           N/A        10,093        67,777
Miscellaneous ...............      112,544       118,471         127,548           N/A         2,833        19,021
TOTAL .......................      682,580       718,528         773,581           N/A        17,181       115,365

SmallCap Value Fund
Advertising .................          137            56              59           N/A             0           N/A
Printing ....................        2,600         1,055           1,119           N/A             1           N/A
Salaries & Commissions ......       26,536        10,770          11,415           N/A             6           N/A
Broker Servicing ............       11,536         4,682           4,962           N/A             3           N/A
Miscellaneous ...............       18,747         7,609           8,064           N/A             4           N/A
TOTAL .......................       59,556        24,172          25,619           N/A            14           N/A

Tax Efficient Equity Fund
Advertising .................          512           125              40           N/A           N/A           N/A
Printing ....................        9,720         2,380             762           N/A           N/A           N/A
Salaries & Commissions ......       64,533        15,798           5,061           N/A           N/A           N/A
Broker Servicing ............       78,132        19,127           6,127           N/A           N/A           N/A
Miscellaneous ...............       31,679         7,755           2,484           N/A           N/A           N/A
TOTAL .......................      184,576        45,185          14,474           N/A           N/A           N/A

------------------------------------

(1) As of May 31, 2002, the Real Estate Fund did make any payments to SEI Investments Distribution Co., the Fund's distributor, because the Fund did not offer shares subject to a distribution plan as of that date. Effective November 4, 2002, ING Funds Distributor became the Fund's distributor.

SHAREHOLDER SERVICING AGENT

      ING Funds Services, an affiliate of the Investment Adviser, serves as Shareholder Servicing Agent for the ING Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

      Prior to November 4, 2002 SEI Investments served as the shareholder servicing agent for the Real Estate Fund pursuant to a shareholder serving agreement.

OTHER EXPENSES

      In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors/Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

      The ING Funds, the Investment Adviser and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors/Trustees, officers of the ING Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the ING Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

             SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

DIVERSIFICATION

      Each Fund (except Real Estate Fund) is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

      Non-Diversified Investment Company. Real Estate Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

      The table on the following pages identifies various securities and investment techniques used by ING Investments and the Sub-Advisers where applicable in managing the ING Funds described in this Statement of Additional Information. The table has been marked to indicate those securities and investment techniques that ING Investments and the Sub-Advisers may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. There can be no assurance that any of the Funds will achieve their investment objectives. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                EQUITY                                                       LARGE
                                                                  AND    FINANCIAL       GROWTH       GROWTH     LARGECAP   COMPANY
                                  BIOTECHNOLOGY   CONVERTIBLE    BOND     SERVICES   OPPORTUNITIES    + VALUE     GROWTH     VALUE
         ASSET CLASS(1)                FUND          FUND        FUND       FUND          FUND         FUND        FUND       FUND
-----------------------------------------------------------------------------------------------------------------------------------
EQUITIES
-----------------------------------------------------------------------------------------------------------------------------------
  Common Stock, Preferred               X              X           X         X             X             X          X          X
  Stock & Convertible
  Securities(2)
-----------------------------------------------------------------------------------------------------------------------------------
  Synthetic Convertible                 X              X           X         X             X                        X
  Securities (17)
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS (3)
-----------------------------------------------------------------------------------------------------------------------------------
  ADRs / EDRs                           X              X           X         X             X             X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
  Emerging Market Equities              X              X           X         X             X                        X
-----------------------------------------------------------------------------------------------------------------------------------
  Eurodollar Convertible                X              X           X         X             X             X          X
  Securities
-----------------------------------------------------------------------------------------------------------------------------------
  Eurodollar/Yankee
  Dollar Instruments                    X              X           X         X             X             X          X
-----------------------------------------------------------------------------------------------------------------------------------
  Foreign Currency                      X                                    X             X             X          X          X
    Exchange Transactions
-----------------------------------------------------------------------------------------------------------------------------------
  Foreign Mortgage                                     X           X                                     X          X
  Related Securities  (3)
-----------------------------------------------------------------------------------------------------------------------------------
  International Debt                    X              X           X         X             X             X          X          X
  Securities
-----------------------------------------------------------------------------------------------------------------------------------
  Securities of Foreign Issuers         X              X           X         X             X             X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
  Sovereign Debt Securities (4)         X              X           X                       X             X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME
-----------------------------------------------------------------------------------------------------------------------------------
  ARMS
-----------------------------------------------------------------------------------------------------------------------------------
  Corporate Debt Securities             X              X           X         X             X             X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
  Floating or Variable Rate             X              X           X         X             X             X          X
  Instruments
-----------------------------------------------------------------------------------------------------------------------------------
  GICs (19)                                                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
  GNMA Certificates                                    X           X                       X             X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
  High Yield Securities                 X              X           X
-----------------------------------------------------------------------------------------------------------------------------------
  Mortgage Related Securities                          X           X                                     X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
  Privately Issued CMOs(5)(19)                                                                           X                     X
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             TAX
                                    MAGNA       MIDCAP       MIDCAP     REAL     RESEARCH       SMALLCAP      SMALLCAP    EFFICIENT
                                     CAP    OPPORTUNITIES     VALUE    ESTATE    ENHANCED    OPPORTUNITIES     VALUE       EQUITY
         ASSET CLASS(1)             FUND         FUND         FUND      FUND    INDEX FUND        FUND          FUND        FUND
------------------------------------------------------------------------------------------------------------------------------------
EQUITIES
------------------------------------------------------------------------------------------------------------------------------------
  Common Stock, Preferred             X           X             X         X         X              X             X            X
  Stock & Convertible
  Securities (2)
------------------------------------------------------------------------------------------------------------------------------------
  Synthetic Convertible                           X                                                X
  Securities (17)
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS (3)
------------------------------------------------------------------------------------------------------------------------------------
  ADRs / EDRs                         X           X             X                                  X             X            X
------------------------------------------------------------------------------------------------------------------------------------
  Emerging Market Equities                        X                                                X                          X
------------------------------------------------------------------------------------------------------------------------------------
  Eurodollar Convertible                          X             X                                  X             X
  Securities
------------------------------------------------------------------------------------------------------------------------------------
  Eurodollar/Yankee                               X             X                                  X             X            X
  Dollar Instruments
------------------------------------------------------------------------------------------------------------------------------------
  Foreign Currency                    X           X             X                   X              X             X            X
    Exchange Transactions
------------------------------------------------------------------------------------------------------------------------------------
  Foreign Mortgage                                X                       X         X              X
  Related Securities  (3)
------------------------------------------------------------------------------------------------------------------------------------
  International Debt                  X           X             X         X         X              X             X            X
  Securities
------------------------------------------------------------------------------------------------------------------------------------
  Securities of Foreign Issuers       X           X             X         X         X              X             X            X
------------------------------------------------------------------------------------------------------------------------------------
  Sovereign Debt Securities (4)       X           X             X                   X              X             X            X
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME
------------------------------------------------------------------------------------------------------------------------------------
  ARMS                                                                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
  Corporate Debt Securities           X           X             X         X         X              X             X            X
------------------------------------------------------------------------------------------------------------------------------------
  Floating or Variable Rate           X           X             X         X         X              X             X            X
  Instruments
------------------------------------------------------------------------------------------------------------------------------------
  GICs (19)                           X                                                                          X            X
------------------------------------------------------------------------------------------------------------------------------------
  GNMA Certificates                   X           X             X         X         X              X             X            X
------------------------------------------------------------------------------------------------------------------------------------
  High Yield Securities                                                   X
------------------------------------------------------------------------------------------------------------------------------------
  Mortgage Related Securities         X           X             X         X         X              X             X            X
------------------------------------------------------------------------------------------------------------------------------------
  Privately Issued CMOs(5)(19)        X           X             X         X         X              X             X            X
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                EQUITY                                                       LARGE
                                                                  AND    FINANCIAL       GROWTH       GROWTH    LARGECAP    COMPANY
                                  BIOTECHNOLOGY   CONVERTIBLE    BOND     SERVICES   OPPORTUNITIES    + VALUE    GROWTH      VALUE
         ASSET CLASS(1)                FUND          FUND        FUND       FUND          FUND         FUND       FUND        FUND
-----------------------------------------------------------------------------------------------------------------------------------
  Interest/Principal Only                              X           X                       X             X         X           X
  Stripped Mortgage Backed
  Securities(5)
-----------------------------------------------------------------------------------------------------------------------------------
  Municipal Securities(7)                              X           X                                               X
-----------------------------------------------------------------------------------------------------------------------------------
  Short-Term Investments(8)             X              X           X         X             X             X         X           X
-----------------------------------------------------------------------------------------------------------------------------------
  United States Government              X              X           X         X             X             X         X           X
  Securities
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  Asset Backed Securities               X              X           X         X             X             X         X           X
  (non-mortgage)
-----------------------------------------------------------------------------------------------------------------------------------
  Banking Industry                      X              X           X         X             X             X         X           X
  Obligations
-----------------------------------------------------------------------------------------------------------------------------------
  Derivatives                           X              X           X         X             X             X         X           X
-----------------------------------------------------------------------------------------------------------------------------------
    Dealer Options(6)                   X              X           X                       X             X         X
-----------------------------------------------------------------------------------------------------------------------------------
    Exchange Traded Options             X              X           X                       X             X         X           X
-----------------------------------------------------------------------------------------------------------------------------------
    Financial Futures                   X              X           X                       X             X         X           X
    Contracts and Related
    Options(9)(25)
-----------------------------------------------------------------------------------------------------------------------------------
    Foreign Currency                    X              X           X                       X             X         X
    Futures Contracts(10)(25)
-----------------------------------------------------------------------------------------------------------------------------------
    Foreign Currency                    X              X           X                       X             X         X           X
    Options(11)
-----------------------------------------------------------------------------------------------------------------------------------
    Forward Currency                    X              X           X         X             X             X         X           X
    Contracts(12)(30)
-----------------------------------------------------------------------------------------------------------------------------------
    OTC Options(19)                     X              X           X                       X             X         X
-----------------------------------------------------------------------------------------------------------------------------------
    Purchasing Options(6)               X              X           X                       X             X         X           X
    (16)(17)(19)
-----------------------------------------------------------------------------------------------------------------------------------
    Stock Index Options(6)              X              X           X                       X             X         X           X
-----------------------------------------------------------------------------------------------------------------------------------
    Straddles(13)                       X              X           X                       X             X         X           X
-----------------------------------------------------------------------------------------------------------------------------------
    Warrants(14)(15)                    X              X           X         X             X             X         X           X
-----------------------------------------------------------------------------------------------------------------------------------
    Writing Options(6)(16)              X              X           X                       X             X         X
    (17)(19)
-----------------------------------------------------------------------------------------------------------------------------------
  Index-, Currency-, and                X              X           X                                               X
  Equity-Linked Debt Securities
-----------------------------------------------------------------------------------------------------------------------------------
  IPOs                                  X              X                                   X                                   X
-----------------------------------------------------------------------------------------------------------------------------------
  Loan Participations and               X              X           X         X             X             X         X           X
  Assignments
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            TAX
                                   MAGNA       MIDCAP      MIDCAP      REAL       RESEARCH       SMALLCAP     SMALLCAP   EFFICIENT
                                    CAP    OPPORTUNITIES    VALUE     ESTATE      ENHANCED    OPPORTUNITIES    VALUE      EQUITY
         ASSET CLASS(1)            FUND         FUND        FUND       FUND      INDEX FUND        FUND         FUND       FUND
-----------------------------------------------------------------------------------------------------------------------------------
  Interest/Principal Only            X           X            X          X           X              X            X           X
  Stripped Mortgage Backed
  Securities(5)
-----------------------------------------------------------------------------------------------------------------------------------
  Municipal Securities(7)
-----------------------------------------------------------------------------------------------------------------------------------
  Short-Term Investments(8)          X           X            X          X           X              X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
  United States Government           X           X            X          X           X              X            X           X
  Securities
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  Asset Backed Securities            X           X            X          X           X              X            X           X
  (non-mortgage)
-----------------------------------------------------------------------------------------------------------------------------------
  Banking Industry                   X           X            X          X           X                           X           X
  Obligations
-----------------------------------------------------------------------------------------------------------------------------------
  Derivatives                        X           X            X          X           X              X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
    Dealer Options(6)                            X            X          X           X              X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
    Exchange Traded Options                      X            X          X           X              X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
    Financial Futures                            X            X          X           X              X            X           X
    Contracts and Related
    Options(9)(25)
-----------------------------------------------------------------------------------------------------------------------------------
    Foreign Currency                 X           X            X          X           X              X            X           X
    Futures Contracts(10)(25)
-----------------------------------------------------------------------------------------------------------------------------------
    Foreign Currency                             X            X          X           X              X            X           X
    Options(11)
-----------------------------------------------------------------------------------------------------------------------------------
    Forward Currency                 X           X            X          X           X              X            X           X
    Contracts(12)(30)
-----------------------------------------------------------------------------------------------------------------------------------
    OTC Options(19)                              X            X          X           X              X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
    Purchasing Options(6)                        X            X          X           X              X            X           X
    (16)(17)(19)
-----------------------------------------------------------------------------------------------------------------------------------
    Stock Index Options(6)                       X            X          X           X              X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
    Straddles(13)                                X            X          X           X              X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
    Warrants(14)(15)                 X           X            X          X           X              X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
    Writing Options(6)(16)                       X            X          X           X              X            X           X
    (17)(19)
-----------------------------------------------------------------------------------------------------------------------------------
  Index-, Currency-, and
  Equity-Linked Debt Securities
-----------------------------------------------------------------------------------------------------------------------------------
  IPOs                               X           X            X                                     X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
  Loan Participations and            X           X            X          X           X              X            X           X
  Assignments
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 EQUITY                                                      LARGE
                                                                   AND    FINANCIAL       GROWTH       GROWTH    LARGECAP   COMPANY
                                   BIOTECHNOLOGY   CONVERTIBLE    BOND     SERVICES   OPPORTUNITIES    + VALUE    GROWTH     VALUE
         ASSET CLASS(1)                 FUND          FUND        FUND       FUND          FUND         FUND       FUND       FUND
-----------------------------------------------------------------------------------------------------------------------------------
  Other Investment                       X              X           X         X             X             X         X          X
    Companies (18)
-----------------------------------------------------------------------------------------------------------------------------------
  Private Funds
-----------------------------------------------------------------------------------------------------------------------------------
  Real Estate Securities                 X              X           X         X             X             X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
  Restricted and Illiquid                X              X           X         X             X             X         X          X
  Securities (19)
-----------------------------------------------------------------------------------------------------------------------------------
  Securities of Companies with           X              X           X         X             X             X         X          X
  Limited Operating
  Histories (20)
-----------------------------------------------------------------------------------------------------------------------------------
  TBA Sale Commitments                   X              X           X                                     X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
  Zero Coupon and Pay-In-                X              X           X         X             X             X
  Kind (21)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT TECHNIQUES
-----------------------------------------------------------------------------------------------------------------------------------
  Borrowing (22)                         X              X           X         X             X             X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
  Concentration (23)                     X                                    X
-----------------------------------------------------------------------------------------------------------------------------------
  Lending of Portfolio                   X              X           X                       X             X         X
  Securities(24)
-----------------------------------------------------------------------------------------------------------------------------------
  Portfolio Hedging(10)(25)              X              X           X         X             X             X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
  Repurchase Agreements (19)(26)         X              X           X         X             X             X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
  Reverse Repurchase                     X              X           X         X             X             X         X          X
  Agreements and Dollar Roll
  Transactions (19)(27)
-----------------------------------------------------------------------------------------------------------------------------------
  Securities, Interest Rate and          X              X           X         X             X             X         X
  Currency Swaps (28)
-----------------------------------------------------------------------------------------------------------------------------------
  Short Sales (13)(29)                   X                                                  X
-----------------------------------------------------------------------------------------------------------------------------------
  Temporary Defensive and Other          X              X           X         X             X             X         X          X
  Short-Term Positions
-----------------------------------------------------------------------------------------------------------------------------------
  When-Issued Securities and             X              X           X         X             X             X         X          X
  Delayed-Delivery Transactions
  (30)
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            TAX
                                   MAGNA       MIDCAP      MIDCAP       REAL      RESEARCH       SMALLCAP     SMALLCAP   EFFICIENT
                                    CAP    OPPORTUNITIES    VALUE      ESTATE     ENHANCED    OPPORTUNITIES    VALUE      EQUITY
         ASSET CLASS(1)            FUND         FUND        FUND        FUND     INDEX FUND        FUND         FUND       FUND
-----------------------------------------------------------------------------------------------------------------------------------
  Other Investment                   X           X            X           X          X              X            X           X
    Companies (18)
-----------------------------------------------------------------------------------------------------------------------------------
  Private Funds                                                                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
  Real Estate Securities             X           X            X           X          X              X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
  Restricted and Illiquid            X           X            X           X          X              X            X           X
  Securities (19)
-----------------------------------------------------------------------------------------------------------------------------------
  Securities of Companies with       X           X            X           X          X              X            X           X
  Limited Operating
  Histories (20)
-----------------------------------------------------------------------------------------------------------------------------------
  TBA Sale Commitments                           X            X                      X                           X           X
-----------------------------------------------------------------------------------------------------------------------------------
  Zero Coupon and Pay-In-                        X            X           X          X              X            X           X
  Kind (21)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT TECHNIQUES
-----------------------------------------------------------------------------------------------------------------------------------
  Borrowing (22)                     X           X            X           X          X              X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
  Concentration (23)                                                      X
-----------------------------------------------------------------------------------------------------------------------------------
  Lending of Portfolio               X           X            X           X          X              X            X           X
  Securities(24)
-----------------------------------------------------------------------------------------------------------------------------------
  Portfolio Hedging(10)(25)          X           X            X           X          X              X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
  Repurchase Agreements (19)(26)     X           X            X           X          X              X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
  Reverse Repurchase                 X           X            X           X          X              X            X           X
  Agreements and Dollar Roll
  Transactions (19)(27)
-----------------------------------------------------------------------------------------------------------------------------------
  Securities, Interest Rate and
  Currency Swaps (28)                X           X                                   X              X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
  Short Sales (13)(29)                                        X                      X              X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
  Temporary Defensive and Other      X           X            X           X          X              X            X           X
  Short-Term Positions
-----------------------------------------------------------------------------------------------------------------------------------
  When-Issued Securities and         X           X            X           X          X              X            X           X
  Delayed-Delivery Transactions
  (30)
-----------------------------------------------------------------------------------------------------------------------------------

(1) See each Fund's Fundamental Investment Restrictions for further information. The investment strategy contained in the prospectus may be modified by the Fund's Fundamental Investment Restrictions. The Fundamental Investment Restrictions for each Fund follow this "Description of the Funds and their Investments and Risks."

(2) Each Fund may invest in common stock, convertible securities, and other equity securities according to the investment strategy contained in the prospectus.

(3) The Equity and Bond Fund, Convertible Fund, Growth + Value Fund, Growth Opportunities Fund, Large Company Value Fund, LargeCap Growth Fund, MidCap Opportunities Fund, Research Enhanced Index Fund and SmallCap Opportunities Fund may invest up to 20% of their net assets in securities of foreign issuers, of which 10% of the net assets may be invested in foreign securities that are not listed on a U.S. securities exchange. MagnaCap may invest up to 5% of its total net assets in certain foreign securities (including ADRs). MidCap Value and SmallCap Value Fund may invest up to 20% of their net assets in securities of foreign issuers.

(4) Sovereign Debt securities include Brady bonds. MidCap Value and SmallCap Value Funds may not invest in sovereign debt securities rated below investment grade.

(5) The Growth + Value Fund, MidCap Opportunities Fund and Research Enhanced Index Fund may invest up to 5% of net assets in privately issued CMOs, IOs and POs when the Investment Adviser or Sub-Adviser believes that such investments are consistent with the Fund's investment objective.

(6) The Financial Services Fund, Large Company Value and MagnaCap Funds are not authorized to purchase put or call options or write call options, or purchase stock index options or dealer options.

(7) Includes Moral Obligations Securities, Industrial Development and Pollution Control Bonds, Municipal Lease Obligations and short-term Municipal Obligations.

(8) Includes Bank Certificate of Deposit, Bankers Acceptance, Time Deposits, Savings Association Obligations, Commercial Paper, Short-Term Notes and other Corporate Obligations.

(9) The Large Company Value Fund and Tax Efficient Equity Fund may invest in interest rate futures.

(10) MidCap Opportunities Fund may only purchase and sell futures contracts if the margin and premiums paid on futures contracts do not exceed 5% of total assets unless the transaction is for bonafide hedging.

(11) The Biotechnology Fund, Convertible Fund, Equity and Bond Fund, Growth Opportunities Fund, Growth + Value Fund, LargeCap Growth Fund, MidCap Value Fund, SmallCap Opportunities Fund, SmallCap Value Fund and Tax Efficient Equity Funds may buy or sell put and call options on foreign currencies.

(12) The Biotechnology Fund, Convertible Fund, Equity and Bond Fund, LargeCap Growth Fund, MidCap Value Fund, SmallCap Value Fund and Tax Efficient Equity Funds may enter into foreign currency contracts in anticipation of changes in currency exchange rates.

(13) The Financial Services Fund may not sell short, or write, purchase or sell straddles, spreads or combinations thereof.

(14) As a matter of operating policy, Convertible Fund, Equity and Bond Fund, Financial Services Fund, and LargeCap Growth Fund will invest no more than 5% of their net assets in warrants.

(15) The Biotechnology Fund and Research Enhanced Index Fund may purchase index warrants.

(16) The Convertible, Equity and Bond, and LargeCap Growth Funds may not purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

(17) Each Fund, except Financial Services Fund, Large Company Value Fund and MagnaCap Fund may write covered call options. The Biotechnology Fund, Convertible Fund, Equity and Bond Fund, LargeCap Growth Fund, MidCap Value Fund, SmallCap Value Fund and Tax Efficient Equity Fund may write secured put options.

      The Convertible Fund, Equity and Bond Fund and LargeCap Growth Funds may not purchase or sell options if more than 25% of its net assets would be hedged. The Funds may write covered call options and secured put options to seek to generate income or lock in gains of up to 25% of their net assets.

(18) The Real Estate Fund currently intends to limit its investments in shares of other investment companies to less than 5% of its net assets. The Convertible Fund and Equity and Bond Fund may also invest in other investment companies that invest in senior loans.

      The Large Company Value Fund may not purchase the securities of another investment company or investment trust except in the open market where no profits results to a sponsor or dealer, other than the customary broker's commission.

      MagnaCap Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      MidCap Opportunities Fund and Research Enhanced Index Fund may not invest in other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to the restrictions imposed by the 1940 Act and rules thereunder or any state in which shares of the Funds are registered.

      The Convertible, Equity and Bond, and LargeCap Growth Funds may invest in other investment companies, including money market Funds; investment companies for the purpose of making indirect investments and investment companies investing in senior loans. These Funds may not invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

      The SmallCap Opportunities Fund and Growth Opportunities Fund may not purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets.

      The Funds marked above may not (i) invest more than 10% of its total assets in Investment Companies, (ii) invest more than 5% of its total assets in any one Investment Companies, or (iii) purchase greater than 3% of the total outstanding securities of any one Investment Company. The Real Estate Fund currently intends to limit its investments in shares of other investment companies to less than 5% of its net assets. These Funds may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Funds.

      As an alternative to using repurchase agreements, Growth + Value, MidCap Opportunities, Research Enhanced Index, SmallCap Opportunities, MidCap Value, SmallCap Value and Growth Opportunities Funds may, from time to time, invest up to 5% of its assets in money market investment companies sponsored by a third party short-term liquidity purposes.

(19) Illiquid securities limit is 15% of a Fund's net assets. The Large Company Value Fund may not use more than 5% of its net assets to purchase illiquid securities. The MagnaCap Fund may not invest in restricted securities.

      The SmallCap Opportunities Fund and Growth Opportunities Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable.

      Tax Efficient Equity Fund may not invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

(20) The SmallCap Opportunities Fund and Growth Opportunities Fund may not purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. government securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value.

(21) The Equity and Bond Fund and Convertible Fund will limit their investments in zero coupon securities to 35% of net assets.

(22) See the Fundamental Investment Restrictions for each Fund for further information. The following Funds may borrow up to the specified percentages of total net assets for temporary, extraordinary or emergency purposes:

            Convertible Fund, Equity and Bond Fund, LargeCap Growth Fund - 20% of total assets (provided that, pursuant to the 1940 Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing.

            MagnaCap Fund - 5% of total assets for temporary or emergency purposes. Growth Opportunities Fund and SmallCap Opportunities Fund
            - 5% of total assets (provided the fund maintains asset coverage of 300% for all borrowings) for temporary or emergency purposes.

            Growth + Value Fund - The Fund may borrow up to 33 1/3% of its assets from banks. The Fund may not borrow any amount in excess of 10% of its assets other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets.

            Biotechnology Fund - 15% of total assets for temporary or emergency purposes. The Biotechnology Fund may borrow for the purpose of leverage if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities is equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

      The following Funds may borrow up to the specified percentage to obtain such short-term credits as are necessary for the clearance of securities transactions:

            Financial Services Fund - 15% of total assets

            MidCap Opportunities Fund - 10% of net assets for temporary purposes. The Fund will not make additional investments when borrowing exceeds 5% of total assets.

      As part of its fundamental policies, the Research Enhanced Index Fund may not borrow any amount in excess of 33-1/3% of the Fund's assets, other than for temporary emergency purposes but only if immediately after such borrowing, there is asset coverage of 300%. As an operating policy, the Research Enhanced Index Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques, which are regarded as a form of borrowing, are in excess of 5% of total assets. If the Research Enhanced Index Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

      Large Company Value Fund may borrow from a bank not in excess of the lesser of: (a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or (b) 10% of the gross assets of the Fund taken at cost. Such borrowing may be used only as a temporary measure for extraordinary or emergency purposes. MidCap Value, SmallCap Value and Tax Efficient Equity Funds may borrow from banks up to 33 1/3% of the current value of its net assets to purchase securities and for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 33 1/3% of the current value of that Fund's net assets.

      Real Estate Fund has an operating policy which limits its borrowings as follows: (i) the Fund may not borrow money except from banks for temporary or emergency purposes; (ii) the Fund will not borrow money in excess of 10% of the value of its total assets (excluding the amount borrowed), measured at the time of borrowing; or (iii) mortgage pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount not in excess of 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowing. The Fund will not borrow for the purpose of leveraging its investment portfolio. The Fund may not purchase additional securities while its outstanding borrowings exceed 5% of total assets.

      The MidCap Value and SmallCap Value Funds may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder.

(23) Biotechnology Fund, Financial Services Fund and Real Estate Fund "concentrate" (for purpose of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times.

(24) The Biotechnology, Growth Opportunities, SmallCap Opportunities, MagnaCap, MidCap Value, Real Estate, Research Enhanced Index, SmallCap Value, Tax Efficient Equity Funds may lend portfolio securities up to 33 1/3% of total assets and; the Growth + Value and MidCap Opportunities Fund may lend portfolio securities up to 33% of total assets; and Convertible, Equity and Bond and LargeCap Growth Fund may lead portfolio securities up to 30% of their total assets.

(25) Neither Convertible, Equity and Bond, nor LargeCap Growth Funds may purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its assets would be hedged. Those Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's assets. The Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which a Fund may enter into financial futures contracts and related options also may be limited The repurchase agreements entered into by the Real Estate Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated on the agreement. It is the current policy of the Real Estate Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets.

(26) Pursuant to an Exemptive Order under Section 17(d) and Rule 17d-1 obtained by SmallCap Opportunities and Growth Opportunities Funds, on March 5, 1991, such Funds may deposit uninvested cash balances into a single joint account to be used to enter into repurchase agreements.

      The Large Company Value may not make loans to other persons except through investments in repurchase agreements provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days.

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      The SmallCap Opportunities Fund and Growth Opportunities Fund may not
      invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

      Repurchase agreements maturing in more than seven days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable, are deemed illiquid.

(27) The following Funds may not engage in dollar roll transactions: Financial Services Fund, Large Company Value Fund, MagnaCap Fund, MidCap Value Fund and SmallCap Value Fund.

(28) Includes Securities Swaps, Interest Rate & Currency Swaps, Interest Rate Swaps, Cross Currency Swaps, Swap Options, Caps and Floors.

      The Growth Opportunities Fund, Growth + Value Fund, MidCap Opportunities Fund, Research Enhanced Index Fund and SmallCap Opportunities Fund may invest in swap options, interest rate caps and floors and currency swap cap transactions.

(29) The Biotechnology, Growth Opportunity, Growth + Value, MidCap Opportunities, MidCap Value, SmallCap Opportunities, SmallCap Value and Research Enhanced Index Funds may not sell short, but may enter into short sales against the box.

      The Large Company Value Fund may not purchase any security on margin or effect a short sale of a security.

      The MagnaCap Fund may not effect short sales.

      The Convertible, Equity and Bond, and LargeCap Growth Funds may not engage in short sales (other than MidCap Growth and SmallCap Growth), except that a Fund may use short-term credits as necessary for the clearance of transactions.

      The Real Estate Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

(30) All Funds may invest in when-issued securities and delayed-delivery transactions, however, the Financial Services Fund, Large Company Value Fund, and MagnaCap Funds may not enter into forward commitments.


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EQUITY INVESTMENTS

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

         COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Except for the Funds noted in the chart above as non-diversified or concentrated, such investments maybe diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

         Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

         The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the

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convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

         "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a fund may purchase a non-convertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Funds may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's Investors Services ("Moody's") or "A" or higher by Standard & Poor's Corporation ("S&P") and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

         SECURITIES OF SMALL- AND MID-CAPITALIZATION COMPANIES. Securities of small- and/or mid-capitalization companies may also be purchased. Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. The trading volume of securities of mid-cap and small-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

         SECURITIES OF BANKS AND THRIFTS. Financial Services Fund may concentrate its investments in equity securities of companies principally engaged in financial services, including banks and thrifts. A "money center bank" is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. "Regional banks" are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional banks are smaller than money center banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category which constitutes the majority in number of banking organizations are typically smaller institutions that are more geographically restricted and less well-known than money center banks or regional banks and are commonly described as "community banks."

         Financial Services Fund may invest in the securities of banks or thrifts that are relatively small, engaged in business mostly within their geographic region, and are less well-known to the general investment community than money center and larger regional banks. The shares of depository institutions in which that Fund may invest may not be listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); as a result, there may be limitations on the Fund's ability to dispose of them at times and at prices that are most advantageous to the Fund.

         The profitability of banks and thrifts is largely dependent upon interest rates and the resulting availability and cost of capital funds over which these concerns have limited control, and, in the past, such profitability has shown significant fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers.

         Changes in state and Federal law are producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, state and Federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from such regulatory changes, those which do not participate in such consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the state and Federal levels and before various bank regulatory agencies. The likelihood of any changes and the impact such changes might have are impossible to determine The last few years have seen a significant amount of regulatory and legislative activity focused on the expansion of bank powers and diversification of services that banks may offer. These expanded powers have exposed banks to well-established competitors and have eroded the distinctions between regional banks, community banks, thrifts and other financial institutions.

         Investments in thrifts generally are subject to the same risks as banks discussed above. Such risks include interest rate changes, credit risks, and regulatory risks. Because thrifts differ in certain respects from banks, however, thrifts may be affected by such risks in a different manner than banks. Traditionally, thrifts have different and less diversified products than banks, have a greater concentration of real estate in their lending portfolio, and are more concentrated geographically than banks. Thrifts and their holding companies are subject to extensive government regulation and supervision including regular examinations of thrift holding companies by the Office of Thrift Supervision ("OTS"). Such regulations have undergone substantial change since the 1980's and will probably change in the next few years.

         SECURITIES OF BIOTECHNOLOGY COMPANIES. The Biotechnology Fund concentrates its investments in the biotechnology sector. The Fund may invest in companies, among others, involved with genomics, genetic engineering, gene therapy, health care, pharmaceuticals, agriculture, chemicals, medicine or surgery.

         Biotechnology Fund may invest in the securities of biotechnology companies that are relatively small with products that are still in the research and discovery stage. Only a limited number of these companies have products that have been approved by the U.S. Food and Drug Administration and commercial production and distribution. These companies may experience losses as they transition from the research phase into the production phase of development, and revenue. Securities of many biotechnology companies are thinly traded. The prices of the securities of biotechnology companies may display extreme volatility and may react negatively to unfavorable research and development results, regulatory changes or market conditions. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

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FOREIGN AND EMERGING MARKET SECURITIES

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

         American Depository Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other similar securities represent securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

EMERGING MARKETS

         The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

EURODOLLAR CONVERTIBLE SECURITIES

         Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Funds may also invest up to 15% of their total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

         Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwritING Groep N.V.s composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the

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U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, and may carry same risks as investing in foreign securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions for forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code.

FOREIGN MORTGAGE RELATED SECURITIES

         Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

INTERNATIONAL DEBT SECURITIES

           The Funds may invest in debt obligations (which may be denominated in U.S. Dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs, consistent with each Fund's policies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

         In determining whether to invest in debt obligations of foreign issuers, aFund would consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria

(e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Funds having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

         Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Funds' investment income may be received or realized in foreign currencies, the Funds would be required to compute and distribute its income in U.S. Dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended ("1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

SECURITIES OF FOREIGN ISSUERS

         Securities of foreign issuers traded outside of the United States have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

         Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are

                                       69


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recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a Fund with an investment objective of long-term capital appreciation because any income earned by the Fund should be considered incidental.

Restrictions on Foreign Investments

         Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

         The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Fund of the ability to make its desired investment at that time.

         Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

         Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

         RISKS OF INVESTING IN FOREIGN SECURITIES: Investments in foreign securities involve certain inherent risks, including the following:

         Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a

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failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

         Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

         Taxes. The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

         Costs. The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

SOVEREIGN DEBT SECURITIES

         Sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.

FIXED INCOME SECURITIES

ADJUSTABLE RATE MORTGAGE SECURITIES

         Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

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         The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

         There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

CORPORATE DEBT SECURITIES

         Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

         Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from S&P, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

FLOATING OR VARIABLE RATE INSTRUMENTS

         Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

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GUARANTEED INVESTMENT CONTRACTS

         Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Funds may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GNMA CERTIFICATES

         Certificates issued by the Government National Mortgage Association ("GNMA") ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Funds may purchase are the "modified pass-through" type.

         GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

         Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

         Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

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HIGH YIELD SECURITIES

        High yield securities are debt securities that are rated lower than Baa by Moody's or BBB by S&P, or of comparable quality if unrated.

        High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

        High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

        The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

        Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Risks Associated with High Yield Securities

        The medium- to lower-rated and unrated securities in which the Funds may invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

        High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

        Sensitivity to interest rate and economic changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds.


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
Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

        The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities, which pay in cash.

        Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

        Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Director/Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent a Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

        Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

        Limitations of Credit Ratings. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser and a Fund's Sub-Adviser may primarily rely on their own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Fund's investment objective may be more dependent on the Investment Adviser's or Sub-Adviser's own credit analysis than might be the case for a fund, which invests in higher quality bonds. The Investment Adviser, or Sub-Adviser, when applicable, continually monitors the investments in each Fund's portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

MORTGAGE-RELATED SECURITIES

        Mortgage-related securities include U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

        One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

        "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers). Certificates issued by GNMA are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental include FNMA and FHLMC (though these certificates are not backed by the full faith and credit of the United States Government). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

        The prices of high coupon U.S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

        Certain Funds may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the private pools. However, the timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

        It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser or Sub-Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.


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
        Other types of mortgage-related securities in which the Funds indicated above may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

        CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, certain Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

PRIVATELY ISSUED CMOS

         Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE-BACKED SECURITIES

        Stripped mortgage backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

        SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class


                                       77
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is extremely sensitive to the rate of principal payments (including prepayments)
on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Fund's Board of Directors/Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Risks of Investing in Mortgage-Related Securities

        Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

        Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

        In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

        The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit,


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and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

        Insured municipal debt may also be purchased, in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

        Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

        MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality, which created the issuer.

        INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Tax-exempt industrial development bonds and pollution control bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

        MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. They may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.


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        The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

        SHORT-TERM MUNICIPAL OBLIGATIONS. These securities include the following:

        Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

        Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

        Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

        Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SHORT-TERM INVESTMENTS

        The Funds may invest in the following securities and instruments:

        BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit, bankers' acceptances and time deposits may be acquired. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S. Government.

        A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans, which may be made, and interest rates, which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising


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from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

        In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

        SAVINGS ASSOCIATION OBLIGATIONS. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

        COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

        Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. GOVERNMENT SECURITIES

        Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Investment Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS

ASSET BACKED SECURITIES


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        Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above.

        Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

BANKING INDUSTRY OBLIGATIONS

        Banking industry obligations include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, AND FIXED TIME DEPOSITS. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and
(ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

DERIVATIVES

        Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


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        Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. In the case of Research Enhanced Index Fund, derivative investments generally will be limited to S&P 500 Index Options.

        DEALER OPTIONS. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to DEALER OPTIONS. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

        EXCHANGE-TRADED OPTIONS generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

        The Staff of the Securities and Exchange Commission (the "Commission") takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

        FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS. Financial futures contracts and related options may be used to hedge against changes in the market value of portfolio securities or securities that it intends to purchase. A Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or


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buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

        Financial futures contracts, which are traded on a recognized exchange or board of trade, may be used. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

        An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

        In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

        The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


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
        Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

        The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations and Risks on Futures Contracts and Related Options

         The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

        There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Funds to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser or Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

        The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance


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and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

        The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

        Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

        FOREIGN CURRENCY FUTURES CONTRACTS. Foreign currency future contracts may be used for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Euro. Other foreign currency futures contracts are likely to be developed and traded in the future. These Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

FOREIGN CURRENCY OPTIONS.

        A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

        As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

FORWARD CURRENCY CONTRACTS

        Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

OTC OPTIONS

        Over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser or Sub-Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC option contract than the Fund would pay to close out a similar exchange traded option.

PURCHASING OPTIONS

        PURCHASING PUT AND CALL OPTIONS. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.


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        If a put option is purchased, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

        If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

        Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

STOCK INDEX OPTIONS

        Stock Index options include put and call options with respect to the S&P 500 and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

        The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.


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        Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

STRADDLES

        A Straddle, which may be used for hedging purposes, is a combinations of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

WARRANTS

        A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

        Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices ("Index Warrants"). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. Certain Funds will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Biotechnology Fund and Research Enhanced Index Fund will normally invest only in exchange-listed warrants. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit a Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.


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WRITING OPTIONS

        COVERED CALL OPTIONS are considered "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

        Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

Risks of Investing in Options on Securities and Indices

        There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

        A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."


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        In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

INDEX-, CURRENCY-, AND EQUITY-LINKED SECURITIES.

        "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. They may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

        Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

IPOS

        Initial Public Offerings (IPOs) occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

        Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

        The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.


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        The effect of an IPO investment can have a magnified impact on the
Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and therefore have a more limited effect on the Funds' performance.

        There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

LOAN PARTICIPATION AND ASSIGNMENTS

        A Fund's investment in LOAN PARTICIPATIONS typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

        When a Fund purchases a LOAN ASSIGNMENT from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.

OTHER INVESTMENT COMPANIES

        An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies.

EXCHANGE TRADED FUND

        ETF. An EXCHANGE TRADED FUND (ETF) is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed, and traded similar to a publicly traded company. Similarly, risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index. The risk of not correlating to the index is an additional risk to the investors of ETFs.


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SENIOR LOANS

        Certain Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes. Senior Loans in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

        Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

        Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

        Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

        In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

        Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized.

        Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more


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
research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

        Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

        Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

PRIVATE FUNDS

        Private Funds include U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

REAL ESTATE SECURITIES

        The Fund's investments in real estate are primarily in Real Estate Investment Trusts (REITs) and other real estate operating companies ("REOCs"). A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

        A REIT is a corporation or business trust that meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.


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
        REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development, or long-term loans. The Real Estate Fund invests primarily in Equity REITs.

        Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although a Fund will not invest directly in real estate, a fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

        REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

        Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

RESTRICTED AND ILLIQUID SECURITIES

        Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further,


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the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Company's Board of Directors/Trustees.

        Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

        The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

TO BE ANNOUNCED SALE COMMITMENTS

To Be Announced ("TBA") sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.


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ZERO COUPON AND PAY-IN-KIND SECURITIES

        ZERO COUPON, or deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

        PAY-IN-KIND SECURITIES are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

        The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

INVESTMENT TECHNIQUES

BORROWING

The Funds may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

        Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

CONCENTRATION

        Biotechnology Fund, Financial Services Fund, and Real Estate Fund "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

LENDING OF PORTFOLIO SECURITIES

        In order to generate additional income, certain Funds may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan.

        The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

PORTFOLIO HEDGING

        Hedging against changes in financial markets, currency rates and interest rates may be utilized. One form of hedging is with "derivatives." Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. There can be no assurances that a Fund will be employing a hedging transaction at any given time, or that any hedging transaction actually used will be successful. Although a Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Fund than if it did not hedge. If the Fund does not correctly predict a hedge, it may lose money. In addition, each Fund pays commissions and other costs in connection with hedging transactions.

        Risks Associated With Hedging Transactions.

        Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

        In addition, the Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

        Risks of Hedging Transactions Outside the United States.

        When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

REPURCHASE AGREEMENTS

        Repurchase agreements may be utilized, with respect to portfolio securities. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

        Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

        In order to enhance portfolio returns and manage prepayment risks, certain Funds may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

        Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

        SECURITIES SWAPS. Securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

        INTEREST AND CURRENCY SWAPS. Interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors may be used, as well as entering into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

        A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by a Fund are considered to be illiquid assets.

        INTEREST RATE SWAPS. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

        CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

        SWAP OPTIONS. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

        CAPS AND FLOORS. INTEREST RATE CAPS AND FLOORS AND CURRENCY SWAP CAP TRANSACTIONS. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

Risks Associated with Swaps, Caps and Floors

        The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SHORT SALES

        Short sales of securities are securities already owned or have the right to be acquired at no added cost through conversion or exchange of other securities they own (referred to as SHORT SALES "AGAINST THE BOX").

        In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety
(90) days without restriction other than the payment of money).

        Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

        If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

        A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

        In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board of Directors/Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

        The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

        Investing in certain short-term, high-quality debt instruments and in U.S. Government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Adviser's or Sub-Adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

        Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.


WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

        In order to secure prices or yields deemed advantageous at the time certain Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous. Convertible, Equity and Bond, and LargeCap Growth Funds may not purchase when issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities. As an operating policy, the Real Estate Fund intends to limits its commitments to purchase when-issued and delayed delivery securities to less than 10% of its net assets.

        When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending


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on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

                             INVESTMENT RESTRICTIONS

        All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

INVESTMENT RESTRICTIONS -- BIOTECHNOLOGY FUND

        The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without shareholder approval by holders of a majority (as defined by the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

        (1) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or purchase more than 10% of the outstanding voting securities of any issuer;.

        (2) Concentrate its investments in any one industry except that the Fund will invest more than 25% of its total assets in securities issued by companies principally engaged in the biotechnology industry. This limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities;

        (3) Borrow money, except that (i) the Fund may enter into certain futures contracts and related options thereto; (ii) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) the Fund may borrow money for temporary or emergency purposes in amounts not exceeding 15% of the value of its total assets at the time when the loan is made; and (iv) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings;

        (4) Make loans, except that, to the extent appropriate under its investment program, the Fund may purchase bonds, debentures or other debt securities, including short-term obligations; enter into repurchase transactions; and lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

        (5) Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Fund for its portfolio, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act;

        (6) Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including REITs, which deal in real estate or interests therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could


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               occur, for example, if the Fund holds a security that is
               collateralized by an interest in real estate and the security defaults);

        (7) Issue any senior security (as defined by the 1940 Act), except that (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act; or

        (8) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; enter into futures contracts and related options; and engage in transactions on a when-issued or forward commitment basis.

        Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time or purchase, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change. The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity equivalent securities of foreign or domestic biotechnology companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- FINANCIAL SERVICES FUND

        The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

        (1) Purchase securities of any one issuer, other than U.S. Government securities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of an issuer or more than 10% of any class of securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to the restrictions in this Item 1. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences;


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
        (2) Invest more than 25% of its total assets in any industry or group of related industries other than financial services industries, except for temporary or defensive positions;

        (3) Borrow, except that it may borrow in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions;

        (4) Make loans, except that the Fund may purchase or hold Debt Securities in accordance with its investment policies and objectives;

        (5) Invest more than 5% of the value of its net assets in marketable warrants to purchase common stock;

        (6) Act as an underwriter of securities of other issuers, except, to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities;

        (7) Purchase or sell real estate, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, or write, purchase, or sell straddles, spreads or combinations thereof;

        (8) Issue senior securities, except (1) insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's fundamental restriction on borrowing and (2) as permitted by the 1940 Act, and the rules and regulations promulgated thereunder or an exemption therefrom; or

        (9) Purchase securities on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings permitted by Item 3 above and then only in an amount up to 15% of the value of the Fund's total assets at the time of borrowing.

        The Fund is also subject to the following investment restrictions and policies that are not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund may not:

        (1) Invest in illiquid securities if, as a result, more than 15% of the Fund's net assets would be invested in such securities.

        The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies engaged in financial services. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- GROWTH + VALUE FUND

        The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. The Fund may not:

        (1) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;


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
        (2) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund; or

        (3) Invest more than 25% of its assets in any one industry or related group of industries;

        (4)    Borrow money except to the extent permitted under the 1940 Act;

        (5) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

        (6) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING) (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the cur-rent Prospectus and SAI of the Fund;

        (7)    Underwrite the securities of others;

        (8) Purchase or sell real property, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

        (9) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

        (10) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin); or

        (11) Sell short, except that the Fund may enter into short sales against the box.

        The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Fund may not:

        (1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that this Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

        (2) Borrow any amount in excess of 10% of it's assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets; or

        (3)    Invest more than 15% of its net assets in illiquid securities.


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
FUNDAMENTAL INVESTMENT RESTRICTIONS -- LARGE COMPANY VALUE FUND

        The Fund has adopted the following investment restrictions that cannot be changed without shareholder approval. The Fund shareholder vote required for modification of the investment policies or restrictions listed below is the lesser of: (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% are present or represented by proxy; or (b) more than 50% of the voting securities. The Fund may not:

        (1) Invest more than 5% of the value of its total assets in the securities of any one issuer nor acquire more than 10% of the outstanding voting securities of any one issuer. The 5% diversification limitation does not apply to obligations issued or guaranteed as to principal and interest by the United States Government, nor does it apply to bank certificates of deposit, which are not classified by the Fund as securities for the purposes of this limitation.

        (2) Concentrate its investments in a particular industry; thus the Fund will not purchase a security if the immediate effect of such purchase would be to increase the Fund's holdings in such industry above 25% of the Fund's assets;

        (3) Make loans to other persons except (a) through the purchase of a portion or portions of publicly distributed bonds, notes, debentures and evidences of indebtedness authorized by its investment policy, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

        (4) Purchase the securities of another investment company or investment trust except in the open market where no profit results to a sponsor or dealer, other than the customary broker's commission;

        (5)    Underwrite securities of other issuers;

        (6) Purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1933 Act and are readily marketable);

        (7)    Issue senior securities;

        (8) Purchase any security on margin or effect a short sale of a security;

        (9) Invest in companies for the purpose of exercising management or control; or

        (10) Buy securities from or sell securities to any of its officers and Trustees or those of the investment adviser or principal distributor as principal;

        (11) Contract to sell any security or evidence of interest therein except to the extent that the same shall be owned by the Fund; or

        (12) Retain securities of an issuer when one or more of the officers and Trustees of the Fund or the investment adviser or a person owning more than 10% of the stock of either, own


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
               beneficially more than 0.5% of the securities of such issuer and the persons owning more than 0.5% of such securities together own beneficially more than 5% of the securities of such issuer.

        In addition to the above fundamental investment restrictions, the Fund has also adopted the following non-fundamental restrictions.

        (1) The Fund has authority to borrow money from a bank not in excess of the lesser of: (a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or (b) 10% of the gross assets of the Fund taken at cost. Any such borrowing may be undertaken only as a temporary measure for extraordinary or emergency purposes. This borrowing power has not been exercised by the Fund's management.

        (2) The Fund may not use more than 5% of its net assets to purchase illiquid securities. The Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. The Fund also treats repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board of Trustees and guidelines adopted by the Board of Trustees, the Investment Adviser has determined to be liquid.

        The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common stock of large companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- MAGNACAP FUND

        The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

        (1) Invest more than 25% of the value of its total assets in any one industry;

        (2) Borrow money except from banks for temporary or emergency purposes, and then not in excess of 5% of the value of its total assets;

        (3) Engage in the making of loans to other persons, except (a) through the purchase of a portion of an issue of publicly distributed bonds, debentures or other evidences of indebtedness customarily purchased by institutional investors or (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities";


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
        (4) Invest in "restricted securities" which cannot in the absence of an exemption be sold without an effective registration statement under the 1933 Act, as amended;

        (5) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

        (6)    Engage in the underwriting of securities of other issuers;

        (7) Engage in the purchase and sale of interests in real estate, commodities or commodity contracts (although this does not preclude marketable securities of companies engaged in these activities);

        (8) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

        (9) Mortgage, pledge or hypothecate its assets in any manner, except in connection with any authorized borrowings and then not in excess of 10% of the value of its total assets;

        (10) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of its portfolio transactions;

        (11) Effect short sales, or purchase or sell puts, calls, spreads or straddles;

        (12) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, or participate on a joint or joint and several basis in any securities trading account; or

        (13) Purchase or retain in its portfolio any security if an Officer or Director/Trustee of the Fund or its investment Adviser owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer.

        The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in stocks that meet the following criteria: attractive valuation characteristics; dividends and balance sheet strength. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- MIDCAP OPPORTUNITIES FUND

        The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

        (1) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

        (2) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

        (3) Invest more than 25% of its assets in any one industry or related group of industries;

        (4) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 10% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

        (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

        (6)    Underwrite the securities of others;

        (7) Purchase or sell real property, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

        (8) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

        (9) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);or

        (10) Sell short, except that the Fund may enter into short sales against the box.

        The Funds is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Fund may not:

        (1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

        (2) Borrow any amount in excess of 10% of the Fund's assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets; or

        (3)    Invest more than 15% of its net assets in illiquid securities.

        The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the common stocks of mid-sized companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- TAX EFFICIENT EQUITY FUND

        Tax Efficient Equity Fund has adopted the following investment restrictions that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund, except as indicated, may not:


        (1) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

        (2) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

        (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

        (4) Invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange)

        (5) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

        (6) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts;

        (7) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

        (8) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act;

        (9) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or

        (10) Invest in companies for the purpose of exercising control or management.

        In addition, Tax Efficient Equity Fund is a diversified fund. As such, it will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.

        The Tax Efficient Fund will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Stock Funds must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Stock Fund's Sub-Adviser.

INVESTMENT RESTRICTIONS -- CONVERTIBLE, EQUITY AND BOND, AND LARGECAP GROWTH
FUNDS

        The Funds have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (are defined in the 1940 Act).

        The investment objective of each Fund is a fundamental policy. In addition, the Funds may not:

        (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities;

        (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

        (3) Invest 25% or more of the market value of its total assets in the securities of issuers any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities.


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
        (4) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law;

        (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

        (6) Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid;

        (7) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund;

        (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

        (9) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate;

        (10) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 4 and 11. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions;

        (11) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 4 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions.

        (12) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

        (13) Engage in short sales, except that a Fund may use such short-term credits as are necessary for the clearance of transactions;

        (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and


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
               financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission; or

        (15) Purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

        For purposes of these investment restrictions, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act. As a result, the Funds may invest in such securities. Further, the Trust does not consider this investment restriction to prevent the Funds from investing in investment companies that invest in loans. Convertible Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

        LargeCap Growth Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large U.S. companies.

        Equity and Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- RESEARCH ENHANCED INDEX FUND

        The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

        (1) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

        (2) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

        (3)    Invest more than 25% of its assets in any one industry;

        (4) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 33 1/3% of its net assets for temporary


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
               purposes but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

        (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33 1/3% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING) (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

        (6)    Underwrite the securities of others;

        (7) Purchase or sell real estate, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts); or

        (8) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund.

        The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Fund may not:

        (1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act, rules thereunder or any order pursuant thereto or by any state in which shares of the Fund are registered;

        (2) Borrow any amount in excess of 33 1/3% of the Fund's assets, other than for temporary emergency or administrative purposes; or

        (3)    Invest more than 15% of its net assets in illiquid securities.

        As a fundamental policy, this Fund may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non-fundamental) policy, this Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques which are regarded as a form of borrowing, are in excess of 5% of total assets. If this Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

        In addition to the above noted investment policies, Research Enhanced Index Fund's Sub-Adviser intends to manage the Fund so that it closely approximates Index.

INVESTMENT RESTRICTIONS -- SMALLCAP OPPORTUNITIES AND GROWTH OPPORTUNITIES FUNDS


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
        The Funds have adopted the following investment restrictions as fundamental policies that cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. The Funds may not:

        (1) Purchase securities of any one issuer (except U.S. government securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer; provided, however, that up to 25% of the Fund's total assets may be invested without regard to these limitations;

        (2) Purchase more than 10% of the voting securities of any one issuer, except U.S. government securities;

        (3) Concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

        (4) Borrow money, except from a bank and as a temporary measure for extraordinary or emergency purposes, provided the Fund maintains asset coverage of 300% for all borrowings;

        (5) Borrow money in excess of 5% of its total assets (taken at market value);

        (6) Make loans, except that each of these Funds may: (a) invest in repurchase agreements, and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets;

        (7) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable;

        (8) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

        (9) Make any investment in real estate, commodities or commodities contracts, except that these Funds may: (a) purchase or sell readily marketable securities that are secured by interest in real estate or issued by companies that deal in real estate, including real estate investment and mortgage investment trusts; and (b) engage in financial futures contracts and related options, as described herein and in the Fund's Prospectus;

        (10) Issue senior securities, except as appropriate to evidence indebtedness that it is permitted to incur, provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered the issuance of senior securities;

        (11) Pledge, mortgage or hypothecate in excess of 5% of its total assets (the deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets); or


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
        (12) Purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. government securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value.

        The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Funds may not:

        (1) Purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; or

        (2) Purchase more than 3% of the outstanding voting securities of another investment company, invest more than 5% of its total assets in another investment company, or invest more than 10% of its total assets in other investment companies.

        The SmallCap Opportunities Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common stock of smaller, lesser known U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- MIDCAP VALUE AND SMALLCAP VALUE FUNDS

As a matter of fundamental policy, each Fund:

        (1) Shall be a "diversified company" as that term is defined in the 1940 Act

        (2) May not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collaterized by securities issued by the U.S. Government, its agencies or instrumentalities);

        (3) May not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder;

        (4) May not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;


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
        (5) May not act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Fund for its portfolio, a Fund may be deemed to be an underwriter under the applicable law;

        (6) May not purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

        (7) May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with a Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; or

        (8) May not purchase physical commodities or contracts relating to physical commodities.

        There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change.

        The MidCap Value Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

        The SmallCap Value Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- REAL ESTATE FUND

        The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets


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
that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed at least annually to shareholders. The Fund may not:

        (1)    Acquire more than 10% of the voting securities of any one issuer;

        (2) Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities;

        (3) Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder;

        (4) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security;

        (5) Purchase or sell real estate, except that the Fund may purchase securities issued by companies primarily engaged in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities of companies principally engaged in the real estate business;

        (6) Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after such borrowing, there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund's total assets, all borrowings shall be repaid before the Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Fund's total assets at the time the Fund makes such temporary borrowing. In addition, the investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowing or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders;

        (7) Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts;

        (8) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions; or

        (9)    Invest in companies for the purpose of exercising control. .

        The following investment limitations of the Fund are non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval:


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
        (1) The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

        The Fund shall invest, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of real estate companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


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

                             PORTFOLIO TRANSACTIONS

         Each Investment Management Agreement and Portfolio Management Agreement or Sub-Advisory Agreement authorizes the Investment Adviser or a Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for their respective Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements and Portfolio Management Agreements or Sub-Advisory Agreements, the Investment Adviser or a Sub-Adviser determines, subject to the instructions of and review by the Board of Directors/Trustees of a Fund, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute portfolio transactions of a Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

         In placing portfolio transactions, the Investment Adviser or a Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. With respect to Financial Services Fund, such other factors would include the firm's ability to engage in transactions in shares of banks, thrifts and other issuers involved in the financial services industry that are not listed on an organized stock exchange. The Investment Adviser or Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or the Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Adviser to be useful in varying degrees, but of indeterminable value. As permitted by Section 28(e) of the 1934 Act, the Investment Adviser or Sub-Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Investment Adviser or Sub-Adviser an amount of disclosed commissions for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting the transaction.

         Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the ING Groep N.V. or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

         While it will continue to be the ING Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, a Fund may also give weight to the ability of a broker to furnish brokerage and research services to a Fund, the Investment Adviser or the Sub-Adviser, even if the specific services were not imputed to a Fund and were useful to the Investment Adviser and/or Sub-Adviser in advising other clients. The advisory fees paid by a Fund is not reduced because the Adviser or Sub-Adviser receives such services. In negotiating commissions with a broker, a Fund may therefore pay a higher commission than would be the case if no weight were given to the


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
furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

         Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

         Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board of Directors/Trustees. To the extent any of the ING Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Insofar as a specific Fund is concerned, this system could have a detrimental effect on the price or value of the security.

         Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

         In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Investment Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the ING Funds will not necessarily pay the lowest spread or commission available.

         Brokerage commissions paid by each Fund for previous fiscal years/periods are as follows:

                                      MAY 31                         JUNE 30
                                      ------                         -------
                              2002             2001(1)        2000            1999(2)
                              ----             -------        ----            -------
Convertible Fund          $     39,019 (3)   $    74,457   $   134,086      $   15,340
Equity and Bond Fund      $     64,911 (3)   $    99,792   $   102,510      $   38,023
Financial Services Fund   $    533,339       $   586,016   $   359,317      $  584,160
LargeCap Growth Fund      $  4,741,507 (4)   $ 2,929,479   $ 1,017,307      $   58,467
MagnaCap Fund             $    817,093       $   956,037   $   301,665      $  300,524

------------
(1)   For the eleven-month period from July 1, 2000 through May 31, 2001.

(2)   For the three-month period from April 1, 1999 through June 30, 1999.

(3) The decrease in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the two preceding fiscal years is due to the decrease in the sale of shares held by the Funds.

(4) The increase in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the two preceding fiscal years is due to the substantial increase in the sale of shares held by the Funds.

                                            MAY 31                     OCTOBER 31
                                            ------                     ----------
                                     2002           2001(1)       2000            1999
                                  ----------      ----------   ----------      ----------
Growth + Value Fund               $2,048,141      $  737,205   $  731,028(2)   $  374,786
Research Enhanced Index Fund(3)   $  403,511      $   93,805   $  165,557      $  103,616
Tax Efficient Equity Fund(4)      $   36,511      $   15,297   $   32,736      $   53,629

------------
(1)   For the seven-month period from November 1, 2000 through May 31, 2001.

(2) The increase in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the two preceding fiscal years is due to the substantial increase in the sale of shares held by the Funds.

(3)   Research Enhanced Index Fund commenced operations on December 30, 1998.

(4)   Tax Efficient Equity Fund commenced operations on December 15, 1998.

                                           MAY 31                    DECEMBER 31
                                           ------                    -----------
                                  2002             2001(1)       2000           1999
                                  ----             -------       ----           ----
Biotechnology Fund(2)         $     7,630               N/A           N/A           N/A
SmallCap Opportunities Fund   $ 2,957,637 (3)   $   591,077   $ 1,042,831   $   429,651
MidCap Opportunities Fund     $ 1,054,790 (3)   $   433,856   $   393,763   $   144,341
Growth Opportunities Fund     $ 3,531,044 (3)   $ 1,764,125   $ 3,193,870   $ 1,091,033
Large Company Value Fund         $517,077 (3)   $   322,404   $   592,997   $   482,487
MidCap Value Fund(2)          $   112,299               N/A           N/A           N/A
SmallCap Value Fund(2)        $    77,093               N/A           N/A           N/A
Real Estate Fund(2)                   N/A               N/A           N/A           N/A

------------
(1)   For the five month period from January 1, 2001 through May 31, 2001.

(2) The Biotechnology Fund, MidCap Value Fund, and SmallCap Value Fund commenced operations on March 7, 2002, February 1, 2002 and February 1, 2002 respectively. As of May 31, 2002, the Real Estate Fund was advised by a different investment adviser.

(3) The increase in brokerage commissions paid by the Fund during the fiscal year ended December 31, 2000 is due to the substantial increase in the sale of shares held by the Funds.

         Of the total commissions, $1.1 million paid during the fiscal year ended May 31, 2002, was paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

         During the fiscal year ended May 31, 2002, none of the Funds used affiliated brokers to execute portfolio transactions.

MIDCAP GROWTH FUND

   Affiliated         Affiliated       Total Fund        % of        Affiliated      Fund Total       % of
     Broker            Principal        Principal      Principal     Commission      Commission     Commission
     ------            ---------        ---------      ---------     ----------      ----------     ----------
ING Barings LLC      $ 1,541,045     $1,092,319,230      0.14%        $   3,756     $ 1,907,930       0.20%

SMALLCAP GROWTH FUND

   Affiliated         Affiliated       Total Fund        % of        Affiliated      Fund Total       % of
     Broker            Principal        Principal      Principal     Commission      Commission     Commission
     ------            ---------        ---------      ---------     ----------      ----------     ----------
ING Barings LLC      $ 2,768,573     $ 405,644,351       0.68%        $   4,806      $  857,577        0.56%

         During the year ended May 31, 2002, the following Funds (or their predecessor master funds) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents:

FUND                                 SECURITY DESCRIPTION                   MARKET VALUE
----                                 --------------------                   ------------
BIOTECHNOLOGY FUND                                                          None

CONVERTIBLE FUND

                                     Merrill Lynch & Co.                    $  4,694,525

EQUITY AND BOND FUND
                                     Goldman Sachs Group LP                 $    948,151
                                     Lehman Brothers Holdings, Inc.         $    509,359

FINANCIAL SERVICES FUND

                                     Goldman Sachs Group, Inc.              $  8,178,780
                                     JP Morgan Chase & Co.                  $  9,174,440
                                     Lehman Brothers Holdings Inc.          $ 10,065,000
                                     Merrill Lynch & Co., Inc.              $  6,513,600
                                     Morgan Stanley Dean Witter & Co.       $  9,164,736

GROWTH + VALUE FUND                                                         None
GROWTH OPPORTUNITIES FUND

                                     Merrill Lynch & Co., Inc.              $  2,776,422

LARGE COMPANY VALUE FUND                                                    None

LARGECAP GROWTH FUND

                                     Merrill Lynch & Co., Inc.              $  5,434,785

MAGNACAP FUND                                                               None

MIDCAP OPPORTUNITIES FUND                                                   None

MIDCAP VALUE FUND                                                           None

RESEARCHED ENHANCED INDEX FUND

                                     Bear Stearns Cos., Inc.                $    126,105
                                     JP Morgan Chase & Co.                  $    920,320
                                     Lehman Brothers Holdings, Inc.         $    195,200
                                     Merrill Lynch & Co.                    $    443,739
                                     Morgan Stanley Dean Witter & Co.       $    254,576

SMALLCAP OPPORTUNITIES FUND                                                 None

SMALLCAP VALUE FUND                                                         None

TAX EFFICIENT EQUITY FUND

                                     JP Morgan Chase & Co.                  $    485,325
                                     Lehman Brothers Holdings, Inc.         $    189,100
                                     Merrill Lynch & Co., Inc.              $    268,686

EQUITY AND BOND FUND                                                        None

CONVERTIBLE FUND                                                            None

BIOTECHNOLOGY FUND                                                          None

MIDCAPVALUE FUND                                                            None

SMALLCAPVALUE FUND                                                          None

REAL ESTATE FUND                                                            None

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the ING Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

         Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions will only be effected if the Investment Adviser or Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Company reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

         Class A or Class M shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous ninety (90) days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within ninety (90) days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

         Class A shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous ninety (90) days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.

         Additionally, Class A or Class M shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end ING Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

         Shareholders of Pilgrim General Money Market shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M shares of a Fund at its current net asset value, without a sales charge.

         The officers, directors/trustees and bona fide full-time employees of each Company and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Company may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

         Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser.

         Class A or Class M shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the ING Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the

ING Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); (vi) any registered investment company for which the Investment Adviser serves as adviser; (vii) investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing in either (1) directly in any fund or through any unregistered separate account sponsored by Aetna Life Insurance and Annuity Company (ALIAC) or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ALIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability; and (viii) insurance companies (including separate accounts).

         Shares of MagnaCap Fund are acquired at net asset value by State Street Bank & Trust, Kansas City, Missouri, as Custodian for ING Investment Plans, a unit investment trust for the accumulation of shares of the Fund. As of June 30, 1999, less than 2% of the Fund's then total outstanding shares were held by said Custodian for the account of such plan holders.

         The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

         An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of any of the Funds which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within ninety (90) days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the ING Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds acquired within ninety (90) days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

         An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within ninety (90) days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within ten (10) days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

         If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

         The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

         The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

         Shares of the Fund and other open-end ING Funds purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof), including shares held by its employees under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

         For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

         Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

         Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

         Due to the relatively high cost of handling small investments, each Company reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder thirty (30) days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

         Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus. No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period,
(ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

         The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE

         If you sell Class B, Class C or Class T shares of a ING Fund, you may reinvest some or all of the proceeds in the same share class within ninety (90) days without a sales charge. Reinstated Class B, Class C and Class T shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within ninety (90) days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES

         A shareholder's Class B shares will automatically convert to Class A shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes.

 CDSC SCHEDULE FOR SHARES OF MIDCAP OPPORTUNITIES FUND, SMALLCAP OPPORTUNITIES FUND, GROWTH OPPORTUNITIES FUND, RESEARCH ENHANCED INDEX FUND AND GROWTH + VALUE
                     FUND PURCHASED BEFORE NOVEMBER 1, 1999

         Effective November 1, 1999, the Funds listed above adopted a new CDSC schedule, as set forth in the prospectus. Class B shares of those Funds purchased before November 1, 1999 are subject to the following contingent sales deferred change schedule:

       YEARS AFTER YOU               CDSC AS A PERCENTAGE
      BOUGHT THE SHARES               OF AMOUNT REDEEMED
      -----------------               ------------------
           1st Year                          5.00%
           2nd Year                          4.00%
           3rd Year                          3.00%
           4th Year                          2.00%
           5th Year                          2.00%
        After 5 Years                          --

         Prior to November 6, 2000, the contingent deferred sales charge on purchases of Class A shares of Tax Efficient Equity Fund in excess of $1 million was different than the contingent deferred sales charge on similar purchases of the other ING Funds. Shareholders of Tax Efficient Equity Fund that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before November 6, 2000 were as follows:

                                                                   TIME PERIOD
                                                                  DURING WHICH
                                              CDSC                CDSC APPLIES
                                              ----                ------------
CDSC on Purchases of:                    Before 11/06/00         Before 11/06/99
$1,000,000 to $2,499,999                 1.00%                   12 Months
$2,500,000 to $4,999,999                 1.00%                   12 Months
$5,000,000 and over                      1.00%                   12 Months

DEALER COMMISSIONS AND OTHER INCENTIVES

         In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M shares, the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:

                             DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                             ------------------------------------------------------
AMOUNT OF TRANSACTION               CLASS A                           CLASS M
                                    -------                           -------
  Less than $50,000                  5.00%                             3.00%
  $50,000 - $99,999                  3.75%                             2.00%
 $100,000 - $249,999                 2.75%                             1.00%
 $250,000 - $499,000                 2.00%                             1.00%
 $500,000 - $999,999                 1.75%                             None
 $1,000,000 and over               See below                           None

         The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge ("CDSC") if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC:

                                 DEALER COMMISSION AS A PERCENTAGE OF
 AMOUNT OF TRANSACTION                     AMOUNT INVESTED
 ---------------------                     ---------------
$1,000,000 to $2,499,000                        1.00%
$2,500,000 to $4,999,999                        0.50%
  $5,000,000 and over                           0.25%

         Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

         The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

         The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the 1933 Act. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this Statement of Additional Information.

         For the period from November 1, 2000 through the close of business on October 31, 2002, the Distributor has committed to continue the trails on Fund shares of the Tax Efficient Equity Fund sold prior to November 1, 2000, in accordance with the applicable annual fee rate based on the average daily net asset value of the shares held by a brokerage investor, described below:

                            EQUITY FUNDS
Class A                        0.40%
Class B*                       0.40%
Class C*                       1.00%
*Beginning in month 13

                          DETERMINATION OF SHARE PRICE

                  As noted in the Prospectus, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following holidays: New Year's

         Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                  Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

                  Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

                  The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Foreign securities markets may close before a Fund determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund.

                  If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. The Board of Directors/Trustees has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event, be determined as of the time a Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board of Directors/Trustees has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board of Directors/Trustees, the Funds are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless a market movement or other event has occurred which constitutes a significant event under procedures adopted by the Board of Directors/Trustees, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value.

                  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time NAV is computed.

                  Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

                  The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

                  In computing the net asset value for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

                  The per share net asset value of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

                  Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.

                             SHAREHOLDER INFORMATION

         Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

         The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

         Each Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

         As discussed in the Prospectus, the ING Funds provide a Pre-Authorized Investment Program ("Program") for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the ING Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

         For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

         All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

         For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the ING Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

         Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the ING Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

         Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

         As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

         (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

         (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

         (3) ING Funds will not permit exchanges in violation of any of the terms and conditions set forth in the ING Funds' Prospectus or herein.

         (4) Telephone redemption requests must meet the following conditions to be accepted by ING Funds:

                  (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty
                           (30) days.

                  (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

                  (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a thirty (30) day period.

                  (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

                  (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

         (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

         (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

         (7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Investments at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

         (8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

         (9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the ING Funds' then-current prospectus.

         (10) Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN

         You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

         During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

         As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The ING Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the ING Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional Shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

         The following discussion summarizes certain U.S. federal tax considerations generally affecting the ING Funds and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the ING Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

         Each Fund intends to qualify as a regulated investment company under the Code. To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

         The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         The status of the ING Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

TAX LOSS CARRY-FORWARDS

         Tax loss carry-forwards were the following as of May 31, 2002:

            FUND                     AMOUNT      EXPIRATION DATES
Convertible                       $ 97,587,259      2010-2011
Equity and Bond                   $  3,553,889      2010-2011
Growth + Value Fund               $443,996,279      2009-2011
Growth Opportunities Fund         $407,063,615      2009-2011
LargeCap Growth Fund              $346,606,915      2008-2011
Large Company Value Fund          $  7,488,459        2011
MagnaCap                          $  2,428,614        2011
MidCap Opportunities Fund         $146,381,726      2007-2011
Research Enhanced Index Fund      $ 25,424,144      2008-2011
Small Cap Opportunities Fund      $251,007,652      2008-2011
Tax Efficient Equity Fund         $  1,608,739      2006-2011

DISTRIBUTIONS

         Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain.

Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

         Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Gain from the sale of PFIC stock as well as certain distributions from a PFIC are treated as excess distributions. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the ING Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN WITHHOLDING TAXES

         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six
(46) days in the case of preferred shares) during the thirty (30)-day period (ninety (90)-day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS

         The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed above) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "STRADDLES" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the sixty
(60)-day period beginning with the day such transaction was closed, if certain conditions are met.

         Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

         If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

         It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one
(61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

         Each Fund generally will be required to withhold federal income tax at a rate of 30% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

REDEMPTIONS

         The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the NYSE is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

         The contingent deferred sales charge will be waived with respect to Class T shares in the following instances: (i) any partial or complete redemption of shares of a shareholder who dies or becomes disabled, so long as the redemption is requested within one year of death or the initial determination of disability; (ii) any partial or complete redemption in connection with distributions under Individual Retirement Accounts ("IRAs") or other qualified retirement plans in connection with a lump sum or other form of distribution following retirement within the meaning of Section 72(t)(2)(A) (iv) or (v) of the Code, disability or death, or after attaining the age of 59 1/2 in the case of an IRA, Keogh Plan or custodial account pursuant to Section 403(b)(7) of the Code, or on any redemption that results from a tax free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or
Section 4979(f) of the Code; (iii) redemptions effected pursuant to the Funds' right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than $500; (iv) redemptions effected by
(A) employees of The Advest Group, Inc. ("AGI") and its subsidiaries, (B) IRAs, Keogh plans and employee benefit plans for those employees, and (C) spouses and minor children of those employees, so long as orders for shares are placed on behalf of the spouses or children by the employees; (v) redemptions effected by accounts managed by investment advisory subsidiaries of AGI registered under the Investment Advisers Act of 1940; and (vi) redemptions in connection with exchanges of Fund Class T shares, including shares of the Class T account of the Money Market Portfolio.

EXCHANGES

         The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the Shares to be surrendered (the "Exchanged Shares");
(iii) the Exchanged Shares must have been held in the shareholder's account for at least thirty (30) days prior to the exchange; (iv) except for exchanges into the Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

         Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five (5) business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least sixty (60) days in advance. It is the policy of the Investment Adviser to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Investments reserves the right to reject any exchange request.

         If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.


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


      You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

CONVERSION FEATURE

      Class B and Class T shares of each Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B or Class T shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation

      Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n)= ERV

Where:

   P =   a hypothetical initial payment of $1,000,
   T =   the average annual total return,
   n =   the number of years, and
 ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

      All total return figures assume that all dividends are reinvested when paid.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

      Prior to October 17, 1997, Financial Services Fund operated as a closed-end investment company. Upon conversion of the Fund to an open-end investment company on October 17, 1997, all outstanding shares of common stock of the Fund were designated as Class A shares. Performance information for the period prior to October 17, 1997 reflects the performance of the Fund as a closed-end fund. Performance information presented by the Fund for all periods is restated to reflect the current maximum front-end sales load payable by the Class A shares of the Fund. Performance information for the period prior to October 17, 1997 has not been adjusted to reflect annual Rule 12b-1 fees of Class A shares plus additional expenses incurred in connection with operating as an open-end investment company. Performance would have been lower if adjusted for these charges and expenses. Performance information for all periods after October 17, 1997 reflects Class A's annual Rule 12b-1 fees and other expenses associated with open-end investment companies.

Average Annual Total Return (After Taxes On Distributions) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV[D]

 Where:
    P =     a hypothetical initial payment of $1,000,
    T =     the average annual total return (after taxes on distributions),
    n =     the number of years, and
 ATV[D] =   ending value of a hypothetical $1,000 payment made at the
            beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV[DR]

Where:
   P =     a hypothetical initial payment of $1,000,
   T =     the average annual total return (after taxes on distributions),
   n =     the number of years, and
ATV[DR] =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

      Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                          a-b
                              Yield=  2[(---- + 1)(6)-1]
                                          cd

   where

     a =    dividends and interest earned during the period,
     b =    expenses accrued for the period (net of reimbursements),
     c =    the average daily number of shares outstanding during the period that were entitled to receive dividends, and
     d =    the maximum offering price per share on the last day of the period.

      Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of thirty (30) days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above. A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

      Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

      Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

      In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, Class Q, and Class T shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results. Prior to October 17, 1997, Financial Services Fund was rated as a closed-end fund, which had a different fee structure. Fee structures are incorporated into certain ratings. If the Fund had been rated using the fee structure of an open-end fund, ratings for those periods may have been different.

      The yield for the various classes of ING Equity and Bond Funds for the month ended May 31, 2002 as follows:

FUND                         CLASS A         CLASS B          CLASS C         CLASS M          CLASS Q         CLASS T
----                         -------         -------          -------         -------          -------         -------
Convertible Fund              2.20%           1.69%            1.69%            N/A             2.67%            N/A
Equity and Bond Fund          2.20%           1.63%            1.60%            N/A             2.17%           1.78%

      The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended May 31, 2002 (and April 30, 2002, with respect to the Real Estate Fund), if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to May 31, 2002 (and April 30, 2002 with respect to the Real Estate Fund), are as follows:

                                                                                          SINCE          INCEPTION
                                           1 YEAR         5 YEAR          10 YEAR        INCEPTION          DATE
                                           ------         ------          -------        ---------          -----
MagnaCap Fund
     Class A                                -16.10%         3.41%           9.50%               %         8/30/73
     Class A Return After Taxes on
      Distributions                         -18.91          0.76            6.55                          8/30/73
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                 -7.41          2.71            7.21                          8/30/73
     Class B                                -15.32          3.68               -            8.93          7/17/95
     Class C                                -12.28             -               -           -4.21           6/1/99
     Class M                                -14.38          3.47               -            8.66          7/17/95
     Class Q                                -10.75             -               -           -6.36         11/19/99

Financial Services Fund
     Class A                                  0.88          9.71           16.06                          1/24/86
     Class A Return After Taxes on
      Distributions                          -1.95          7.43           13.25                          1/24/86
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                  1.96          7.30           12.48                          1/24/86
     Class B                                  1.49             -               -            5.12         10/20/97

LargeCap Growth Fund
    Class A                                 -35.91             -               -            5.92          7/21/97
     Class A Return After Taxes on
      Distributions                         -35.91             -               -            5.49          7/21/97
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                -22.05             -               -            4.71          7/21/97
     Class B                                -35.85             -               -            6.18          7/21/97
     Class C                                -33.16             -               -            6.50          7/21/97
     Class I                                     -             -               -          -19.53          1/08/02
     Class Q                                -31.77             -               -            7.47          7/21/97

                                                                                          SINCE          INCEPTION
                                           1 YEAR         5 YEAR          10 YEAR        INCEPTION          DATE
                                           ------         ------          -------        ---------          -----
Convertible Fund
     Class A                                -16.53          8.52               -           11.36          4/19/93
     Class A Return After Taxes on
      Distributions                         -17.49          4.87               -            8.29          4/19/93
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                -10.08          5.91               -            8.37          4/19/93
     Class B                                -16.34          8.93               -           12.42          5/31/95
     Class C                                -12.89          9.16               -           11.38          4/19/93
     Class Q                                -11.12         16.86               -           10.25          8/31/95

Equity and Bond Fund
     Class A                                -10.98          5.70               -            8.47          4/19/93
     Class A Return After Taxes on
      Distributions                         -12.35%         1.85%              -           5.70%          4/19/93
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                 -6.73          3.55               -            6.16          4/19/93
     Class B                                -10.80          6.06               -            8.86          5/31/95
     Class C                                 -7.11          6.24               -            8.49          4/19/93
     Class Q                                 -5.53          7.07               -            8.39          8/31/95
     Class T                                 -9.68             -               -          -12.60          3/31/00

Growth + Value Fund
     Class A                                -32.38          2.97               -            3.05         11/18/96
     Class A Return After Taxes on
      Distributions                         -32.38          1.71               -            1.89         11/18/96
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                -19.88          2.63               -            2.65         11/18/96
     Class B                                -32.31          3.11               -            3.27         11/18/96
     Class C                                -29.48          3.42               -            3.40         11/18/96
     Class Q                                -28.96             -               -          -36.09          6/05/00

Research Enhanced Index Fund
    Class A                                 -19.48             -               -           -6.16         12/30/98
     Class A Return After Taxes on
      Distributions                         -19.48             -               -           -6.29         12/30/98
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                -11.96             -               -           -4.89         12/30/98
    Class B                                 -19.40             -               -           -6.01         12/30/98
    Class C                                 -16.00             -               -           -5.18         12/30/98
    Class I                                 -14.28             -               -           -4.22         12/30/98
    Class Q                                 -14.23             -               -          -14.80           4/4/00

SmallCap Opportunities Fund

                                                                                          SINCE          INCEPTION
                                           1 YEAR         5 YEAR          10 YEAR        INCEPTION          DATE
                                           ------         ------          -------        ---------          -----
     Class A                                -39.55          6.63               -            9.54           6/5/95
     Class A Return After Taxes on
      Distributions                         -39.96          3.69               -            7.17           6/5/95
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                -23.79          4.78               -            7.39           6/5/95
     Class B                                -39.38          6.87               -            9.71           6/5/95
     Class C                                -36.91          7.12               -            9.69           6/5/95
     Class T                                -38.73          7.26           10.22               -           2/3/86
     Class I                                -36.17             -               -            3.58           4/1/99
     Class Q                                -35.83             -               -          -28.54           4/4/00

MidCap Opportunities Fund
     Class A                                -28.18%            -%              -%          10.08          8/20/98
     Class A Return After Taxes on
      Distributions                         -28.18             -               -           6.94%          8/20/98
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                -17.31             -               -            7.31          8/20/98
     Class B                                -28.05             -               -           10.55          8/20/98
     Class C                                -25.12             -               -           11.02          8/20/98
     Class I                                -23.35             -               -           12.26          8/20/98
     Class Q                                -23.72             -               -          -24.27           4/4/00

Growth Opportunities Fund
     Class A                                -32.78          1.34               -            6.77           6/5/95
     Class A Return After Taxes on
      Distributions                         -32.78         -1.19               -            3.62           6/5/95
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                -20.13          1.45               -            5.22           6/5/95
     Class B                                -32.72          1.60               -            6.95           6/5/95
     Class C                                -29.88          1.88               -            6.97           6/5/95
     Class T                                -31.94          1.88            7.04               -           2/3/86
     Class I                                -28.38          2.97               -            4.82          3/31/97
     Class Q                                -29.63             -               -          -34.74           6/1/00

Tax Efficient Equity Fund
     Class A                                -18.41             -               -           -1.59         12/15/98
     Class A Return After Taxes on
      Distributions                         -18.41             -               -           -1.67         12/15/98
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                -11.30             -               -           -1.30         12/15/98
     Class B                                -18.49             -               -           -1.37         12/15/98
     Class C                                -14.98             -               -           -0.60         12/15/98

                                                                                          SINCE          INCEPTION
                                           1 YEAR         5 YEAR          10 YEAR        INCEPTION          DATE
                                           ------         ------          -------        ---------          -----
Large Company Value Fund
     Class A(1)                             -17.86          4.03            9.75                          2/11/59
     Class A Return After Taxes on
      Distributions                         -18.22          1.23            6.51                          2/11/59
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                -10.63          3.07            7.07                          2/11/59
     Class B                                -17.83             -               -          -18.42          8/22/00
     Class C                                -14.37             -               -          -16.37          9/26/00
     Class Q                                     -             -               -            2.80         10/04/01

Biotechnology Fund
     Class A                                     -%            -%              -%         -28.75%        03/07/02
     Class A Return After Taxes on
      Distributions                              -             -               -          -28.75         03/07/02
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                     -             -               -          -17.65         03/07/02
     Class B                                     -             -               -          -28.37         03/12/02

MidCap Value Fund

     Class A                                     -             -               -           -3.11         02/01/02
     Class A Return After Taxes on
      Distributions                              -             -               -           -3.11         02/01/02
     Class A Return After Taxes on
      Distributions and Sale of Fund

      Shares                                     -             -               -           -1.91         02/01/02
     Class B                                     -             -               -           -0.95         02/04/02
     Class C                                     -             -               -            2.95         02/04/02
     Class I                                     -             -               -            0.98         03/04/02
                                                 =             =               =            ====
     Class Q                                     -             -               -           -2.28         04/17/02
                                                 =             =               =           =====

SmallCap Value Fund
     Class A                                     -             -               -            0.10         02/01/02
     Class A Return After Taxes on
      Distributions                              -             -               -            0.10         03/01/02
     Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares                                     -             -               -            0.06         03/01/02
     Class B                                     -             -               -            2.61         02/04/02
     Class C                                     -             -               -            7.61         02/07/02
     Class I                                     -             -               -            3.00         03/07/02
     Class Q                                     -             -               -           -3.45         04/30/02

Real Estate Fund(2)
     Class A                                                                                             11/04/02

                                                                                          SINCE          INCEPTION
                                           1 YEAR         5 YEAR          10 YEAR        INCEPTION          DATE
                                           ------         ------          -------        ---------          -----
     Class I Return After Taxes on
      Distributions                           5.49          5.20               -            5.20
     Class I Return After Taxes on
      Distributions and Sale of Fund
      Shares                                  4.47          4.85               -            4.85
     Class B                                                                                             11/04/02
     Class C                                                                                             11/04/02
     Class I                                  7.88                                          5.65         12/31/96
     Class Q                                                                                             11/04/02

-----------------------------
(1) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares.

(2) The information presented in the table for the Real Estate Fund is for the semi-annual period ended April 30, 2002.

      Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

      In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, ING Capital, ING Funds Services, LLC or affiliates of the Company, the Investment Adviser, the Sub-Advisers, ING Capital or ING Funds Services, LLC including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds Services, LLC; (v) the past performance of other funds managed by the Investment Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

         The authorized capital stock of ING Investment Funds, Inc. consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 shares are classified as Shares of MagnaCap Fund. The authorized capital of ING Equity Trust and ING Mayflower Trust, is in each case, an unlimited number of shares of beneficial interest. Holders of shares of each Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors/Trustees can elect 100% of the Directors/Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors/Trustees will not be able to elect any person or persons to the Board of Directors/Trustees. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors/Trustees unless and until such time as less than a majority of the Directors/Trustees holding office have been elected by shareholders, at which time the Directors/Trustees then in office will call a shareholders' meeting for the election of Directors/Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Directors/Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Directors/Trustees will continue to hold office and appoint successor Directors/Trustees.

      The Board of Directors/Trustees may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Directors/Trustees may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors/Trustees of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors/Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

      The cash and securities owned by each of the Funds are held by State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, as custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

LEGAL COUNSEL

      Legal matters for each Company are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

INDEPENDENT AUDITORS

      KPMG LLP acts as independent auditors for the Funds. KPMG is located at 99 High Street, Boston, Massachusetts 02110.

OTHER INFORMATION

      Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

      Investors in the Funds will be kept informed of the Funds' progress through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

      The fiscal year of each Fund ends on May 31. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

DECLARATION OF TRUST

      Equity Trust and Mayflower Trust are organized as Massachusetts business trusts. The Declaration of Trust of these Funds provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                              FINANCIAL STATEMENTS

      The financial statements from the Funds' May 31, 2002 Annual Reports are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.